Exhibit 10.j
EXECUTION COPY

CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS OF THIS DOCUMENT
HAVE BEEN REDACTED AND HAVE BEEN FILED
WITH THE COMMISSION.

AMENDED AND RESTATED

MASTER FRAMEWORK AGREEMENT

between

TXU ELECTRIC DELIVERY COMPANY

and

INFRASTRUX ENERGY SERVICES GROUP LP

Dated June 24, 2006

AMENDED AND RESTATED
MASTER AGREEMENT

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MASTER AGREEMENT

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***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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MASTER FRAMEWORK AGREEMENT

This Master Framework Agreement (this “Master Agreement”) is entered into effective June 24, 2006 (the “Master Agreement Effective Date”) by and between TXU ELECTRIC DELIVERY COMPANY, a Texas corporation having a principal place of business at Lincoln Plaza, 500 N. Akard Street, Dallas, Texas 75201 (“TXUED”), and INFRASTRUX ENERGY SERVICES GROUP LP, a Delaware limited partnership having a principal place of business at 115 W. 7th Street, Fort Worth, Texas 76101 (“Vendor”).

WHEREAS, the purpose of this Master Agreement is to establish the overall contractual framework for TXUED’s and Vendor’s relationship and set forth terms and conditions that apply to all Services provided by Vendor;

WHEREAS, Affiliates of TXUED and Affiliates of InfrastruX Group, Inc., a Washington corporation, have created Vendor, a Delaware limited partnership which shall provide services to TXUED in accordance with this Agreement;

WHEREAS, simultaneous with entering into this Master Agreement, TXUED and Vendor have entered into the Initial Services Agreement pursuant to which Vendor shall provide certain field services to TXUED and the Eligible Recipients; and

WHEREAS, TXUED may request that Vendor provide certain other services to TXUED and the Eligible Recipients pursuant to the Initial Services Agreement or a New Services Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, TXUED and Vendor (collectively, the “Parties” and each, a “Party”) hereby agree as follows:

1.	CONDITIONS, BACKGROUND AND OBJECTIVES

1.1
Eligible Recipients. Upon TXUED’s request, Vendor shall provide the Services to Eligible Recipients at Charges determined in accordance with Exhibit 11, provided that Eligible Recipients that are not Controlled by TXUED agree with TXUED to be bound by the terms of this Agreement. Upon Vendor’s reasonable request, Eligible Recipients shall execute a written instrument, in a form reasonably requested by Vendor, in favor of Vendor agreeing to be bound by the terms of this Agreement. For purposes of this Agreement, Services provided to an Eligible Recipient shall be deemed Services provided to TXUED. To the extent an Eligible Recipient is, or was at any time during the Term, receiving Services, (1) references to TXUED shall include such Eligible Recipient (including for purposes of the business, operations, policies, procedures, rules, standards and the like of TXUED and the indemnities under this Agreement), (2) references to Services being performed for or provided to, or received by or used by, TXUED shall include the performance of such Services for and provision of such Services to, and the receipt of and use of such Services by, such Eligible Recipient and (3) TXUED shall be responsible for such Eligible Recipient’s acts and omissions in connection with this Agreement, including compliance with this Agreement.  Notwithstanding the immediately preceding sentence, Eligible Recipients are neither authorized to direct or instruct Vendor nor to act for or on behalf of TXUED (including by providing notices, approvals, consents, waivers or the like), in each case unless TXUED has notified Vendor that an Eligible Recipient is so authorized. Vendor will not be liable for any failure to act (or any delay associated therewith) in any circumstance where TXUED has failed to properly authorize such action in accordance with the preceding sentences. Without limiting the generality of the foregoing, in all circumstances under this Agreement, TXUED will be Vendor’s sole point of contact regarding the Services.

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1.2	TXUED Minimum Expenditures.

(a)
TXUED agrees that the Charges paid to Vendor (including any Termination Charges) under this Agreement (the “Cumulative Total Spend”) during the applicable period of Contract Years set forth in the table below (each such period, a “Contract Period”) will equal or exceed the applicable amount corresponding to each Contract Period as set forth in such table (the “Cumulative Spend Commitment”).

Contract Period	Cumulative Spend Commitment
Contract Years 1 and 2	$1,740,000,000
Contract Years 1 through 4	$3,480,000,000
Contract Years 1 through 6	$5,220,000,000
Contract Years 1 through 8	$6,960,000,000
Contract Years 1 through 10	$8,700,000,000

(b)
If TXUED’s Cumulative Total Spend during a Contract Period (except with respect to TXUED’s Cumulative Total Spend during the Contract Period for Contract Years 1 through 10) does not equal or exceed the corresponding Cumulative Spend Commitment for that Contract Period, then unless this Agreement is terminated earlier as provided herein, on the date that is thirty (30) days following the end of such Contract Period, and on the date that is thirty (30) days following the first anniversary of such date, TXUED shall pay to Vendor an amount equal to the product of the following calculation: (the applicable Cumulative Spend Commitment - the actual Cumulative Total Spend) x (the then current rate set by Citibank, N.A. as its prime lending rate) x (thirteen percent (13%)). If TXUED’s Cumulative Total Spend equals or exceeds the Cumulative Spend Commitment for a Contract Period, then TXUED shall not owe Vendor any amounts pursuant to the immediately preceding sentence.

(c)
If TXUED’s Cumulative Total Spend during the Contract Period for Contract Years 1 through 10 does not equal or exceed eight billion seven hundred million dollars ($8,700,000,000), then unless this Agreement is terminated earlier as provided herein, on the last day of the quarter in which the tenth (10th) anniversary of the Services Agreement Commencement Date for the Field Services Agreement falls and on the last day of each subsequent quarter thereafter, TXUED shall pay to Vendor an amount equal to the product of the following calculation: (($8,700,000,000 - TXUED’s actual total spend for its Transmission System and its Distribution System over the period from the Services Agreement Commencement Date for the Field Services Agreement through the applicable anniversary of such date) x (the then current rate set by Citibank, N.A. as its prime lending rate) x thirteen percent (13%)) / four (4); provided, however, that the first payment shall be prorated to the extent the tenth (10th) anniversary of the Services Agreement Commencement Date for the Field Services Agreement does not fall on the last day of the applicable quarter. Once TXUED’s Cumulative Total Spend equals or exceeds an aggregate amount of eight billion seven hundred million dollars ($8,700,000,000), then TXUED shall no longer owe Vendor any amounts pursuant to the immediately preceding sentence.

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(d)
For the avoidance of doubt, Vendor acknowledges and agrees that its sole and exclusive remedy for TXUED’s breach of Section 1.2(a) shall be the payments by TXUED pursuant to Section 1.2(b) and Section 1.2(c).

(e)
If TXUED’s failure to meet a Cumulative Spend Commitment results from Vendor’s failure to comply with this Agreement, the amounts TXUED is obligated to pay to Vendor under Section 1.2(b) and Section 1.2(c), as applicable, shall be reduced in proportion to the shortfall caused by Vendor’s failure to comply with this Agreement.

(f)
If the Charges paid to Vendor for labor, transportation and equipment (“LTE”) in respect of TXUED’s Transmission System do not exceed seventy million dollars ($70,000,000) (excluding amounts spent by TXUED in order to procure materials and to transport materials) during any Contract Year during the first ten (10) years following the Services Agreement Commencement Date for the Field Services Agreement, then within thirty (30) days following the end of that Contract Year, TXUED shall pay to Vendor an amount equal to ten percent (10%) of the difference between (i) seventy million dollars ($70,000,000) minus (ii) the Charges paid to Vendor for LTE in respect of TXUED’s Transmission System during that Contract Year. For purposes of this Subsection, Charges spent for LTE in respect of those coal generation facilities that, as of the Master Agreement Effective Date, an Affiliate of TXUED has publicly announced its intent to construct shall be excluded from the Charges paid to Vendor for LTE in respect of TXUED’s Transmission System.

(g)
The Parties agree that the terms of this Section (except for Section 1.2(d)) shall not survive any termination or expiration of this Agreement. For the avoidance of doubt, this Section 1.2(g) does not limit any damages that Vendor may be permitted to recover from TXUED in connection with a breach of this Agreement.

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1.3
Termination. If (a) the Closing Date (under and as defined in the Participation Agreement, dated June 24, 2006, among InfrastruX Group, Inc., a Washington corporation, TXU Asset Services Company LLC, a Delaware limited liability company, and (for certain limited purposes only) TXU Electric Delivery Company, a Texas corporation), has not occurred by December 31, 2006, as such date may be extended by the Parties, or (b) the Participation Agreement terminates for any reason prior to the Closing Date, then in either case this Agreement shall automatically terminate without action by either Party and neither Party shall have any liability to the other Party as a result of such termination.

2.	DEFINITIONS AND DOCUMENTS

2.1	Definitions. The terms used with initial capital letters in this Agreement shall have the meanings ascribed to them in this Master Agreement (including Exhibit 1) or the applicable Services Agreement.

2.2
Other Terms. The defined terms include the plural as well as the singular and the derivatives of such terms. The term “Agreement” shall be read and understood to mean this Master Agreement and each Services Agreement entered into hereunder, and all references to this Master Agreement shall include the Exhibits, Schedules and other attachments to this Master Agreement and all references to a Services Agreement shall include all Schedules and other attachments to that Services Agreement, unless otherwise specified. Unless otherwise expressly stated, the words “herein,” “hereof,” “hereunder” and other words of similar import when used in this Agreement (including the Services Agreements) refer to this Master Agreement (or the applicable Services Agreement) as a whole and not to any particular Article, Section, Subsection or other subdivision. Article, Section, Subsection, Exhibit and Schedule references refer to articles, sections and subsections of, and exhibits and schedules to, this Master Agreement (or if used in a Services Agreement, to such Services Agreement). The words “include” and “including” shall not be construed as terms of limitation. The words “day,” “month” and “year” mean, respectively, calendar day, calendar month and calendar year. As stated in Section 19.3, the word “notice” and “notification” and their derivatives shall mean notice or notification in writing. Except as otherwise provided in this Agreement, all amounts are set forth in U.S. Dollars. Other terms used in this Agreement are defined in the context in which they are used and shall have the meanings there indicated. Unless otherwise expressly stated, references to specific Exhibits or Schedules include all numbered or lettered subsidiary Exhibits or Schedules (e.g., references to Schedule G include not only Schedule G, but also Schedules G.1, G.2 and G.3) and all attachments and annexes thereto.

2.3
Services Agreements. Simultaneously with entering into this Master Agreement, TXUED and Vendor have entered into the Initial Services Agreement. The Initial Services Agreement incorporates by reference the terms of this Master Agreement. Subject to Section 10.5, TXUED may request that Vendor provide New Services. The Parties shall work to complete and execute either (i) a New Services proposal (in accordance with Section 10.5(a)) or (ii) a New Services Agreement, to address Vendor’s provision of such services.

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3.	TERM

3.1
Initial Term. The initial term of this Master Agreement shall commence as of 12:00:01 a.m., Central Time, on the Master Agreement Effective Date and continue until the later of (a) 11:59:59 p.m., Central Time, on the tenth (10th) anniversary of the Services Agreement Commencement Date for the Field Services Agreement and (b) such date as of which the aggregate amount specified in Section 1.2(c) has been spent by TXUED, unless this Master Agreement is terminated earlier as provided herein, in which case the initial term shall end at 11:59:59 p.m., Central Time, on the effective date of such termination (the “Initial Term”).

3.2
Extension. If TXUED desires to renew this Master Agreement after the Initial Term or any Renewal Term, TXUED shall provide written notice to Vendor of its desire to do so at least one hundred eighty (180) days prior to the expiration of the Initial Term or the then current Renewal Term. The Parties shall thereafter negotiate with respect to the terms and conditions upon which the Parties may renew this Master Agreement and if the Parties reach agreement thereafter execute such renewal (each, a “Renewal Term”). In the event the Parties are unable to reach agreement and execute such renewal at least one hundred twenty (120) days prior to the expiration of the Initial Term or the then current Renewal Term, TXUED may, at its sole option, by delivery of notice to Vendor at least ninety (90) days prior to the expiration of the Initial Term or the then current Renewal Term, extend the Initial Term or the then current Renewal Term for one (1) additional period of up to twelve (12) months (the exact period of which shall be specified in TXUED’s notice of extension) on terms and conditions then in effect. The Initial Term and the Renewal Terms, if any, including any period of Termination Assistance Services provided by Vendor hereunder, are collectively referred to as the “Term.”

3.3
Services Agreement. The term of a Services Agreement, if different than the Term, shall be set forth in the applicable Services Agreement; provided, however, that in no event shall the term of a Services Agreement extend beyond the Term of this Master Agreement.

4.	SERVICES

4.1
General. Services to be provided to TXUED by Vendor shall be governed by the terms set forth in this Master Agreement and such additional terms as are contained in the Services Agreement pursuant to which such Services are being provided.

(a)
Services. Commencing on a Services Agreement Commencement Date (or such later date as is specified in the applicable Services Agreement) and continuing throughout the term of such Services Agreement, Vendor shall be responsible for providing to TXUED and, as directed by TXUED, to Eligible Recipients, any or all of the following:

(i)
the services, functions and responsibilities described in this Agreement (including Schedule E to the Services Agreements) as they may be supplemented, enhanced, modified or replaced in accordance with this Agreement;

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(ii)	Reserved;

(iii)	any New Services, upon TXUED’s acceptance of Vendor’s proposal for such New Services in accordance with Section 10.5 and the other provisions of this Agreement; and

(iv)
unless otherwise agreed by the Parties, the services, functions and responsibilities (y) specified in or reasonably inferable from the TXUED 2004 Base Case, if any, attached to the applicable Services Agreement and/or (z) performed during the twelve (12) months preceding the Services Agreement Effective Date of such Services Agreement by TXUED Affected Personnel as reasonably demonstrated by TXUED, or upon TXUED’s request, demonstrated by the Transitioned Employees acting in good faith (clauses (i) through (iv) of this Section, the “Services”).

(b)
Included Services. If any services, functions or responsibilities not specifically described in this Agreement are a necessary part of the Services, they shall be deemed to be included within the scope of the Services to be delivered for the Charges, as if such services, functions or responsibilities were specifically described in this Agreement.

(c)
Required Resources. Except as otherwise expressly provided in this Agreement, Vendor shall be responsible for providing the Resources, knowledge, expertise, methodologies, processes and other means necessary to provide the Services.

(d)
No Control of Electrical System. Notwithstanding anything to the contrary in this Agreement, the Parties do not intend for Vendor to control or operate the Electrical System or Utility Facilities, it being acknowledged and agreed that TXUED shall retain all control and operation of the Electrical System and Utility Facilities in accordance with all applicable Laws.

(e)
No Competitive Energy Services. Vendor will not provide in the State of Texas to any third party (including any Affiliate of Vendor) any product or service that would constitute a “competitive energy service” as such term is defined in Section 25.341 of the Texas Administrative Code, or that would otherwise cause Vendor to be a “competitive affiliate” of TXUED, as that term is defined in Section 25.272 of the Texas Administrative Code.

4.2	Termination Assistance Services.

(a)
Availability. As part of the Services, and for the Charges to be determined in accordance with Exhibit 11, upon TXUED’s request, Vendor shall provide to TXUED the Termination Assistance Services under and in accordance with the applicable Services Agreement.

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(b)
Period of Provision. Vendor shall provide the Termination Assistance Services to TXUED (i) upon ninety (90) days’ prior notice from TXUED commencing up to nine (9) months prior to the scheduled expiration of the applicable Services Agreement and continuing for up to twelve (12) months following the scheduled effective date of the expiration of the applicable Services Agreement, (ii) commencing upon any notice of termination (including notice based upon breach or default by TXUED, breach or default by Vendor or termination for convenience by TXUED (subject to Subsection (d) below)) of the applicable Services Agreement and continuing for up to twelve (12) months following the specified effective date of such termination, (iii) commencing upon notice of removal of an Eligible Recipient by TXUED and continuing for up to twelve (12) months following the effective date of such removal, (iv) commencing upon notice from TXUED that there will be an insourcing or resourcing under the applicable Services Agreement of any Services and continuing for up to twelve (12) months following the effective date of such notice (to the extent that this Agreement expressly permits TXUED to insource or resource such Services) or (v) commencing upon notice that TXUED has elected to discontinue the provision of Services to a line of business of TXUED and continuing for up to twelve (12) months following the effective date of such discontinuance (to the extent that this Agreement expressly permits TXUED to discontinue the provision of Services to a line of business of TXUED). If any period for performing any Termination Assistance Services extends beyond the expiration or the effective date of any termination of this Master Agreement or any applicable Services Agreement(s), the provisions of this Master Agreement and such Services Agreement(s) shall remain in full effect for the duration of such period.

(c)
Extension of Services. TXUED may elect, upon one hundred eighty (180) days’ prior notice, to extend the effective date of any expiration or termination of any Services, in its sole discretion, provided that the total of all such extensions will not exceed one hundred eighty (180) days following the originally specified effective date without Vendor’s prior written consent and the period of extension shall be specified in TXUED’s notice. TXUED also may elect, upon one hundred eighty (180) days’ prior notice, to extend the period for the performance of any Termination Assistance Services, provided that the date on which Vendor begins providing such Termination Assistance Services and the completion of such Termination Assistance Services is not greater than eighteen (18) months and the period of extension shall be specified in TXUED’s notice.

(d)
Firm Commitment. Vendor shall provide Termination Assistance Services to TXUED regardless of the reason for the expiration or termination of this Agreement or the applicable Services Agreement; provided, however, that if Vendor terminates this Agreement pursuant to Section 18.1(b), then TXUED must pay to Vendor all undisputed unpaid amounts then due and owing to Vendor under this Agreement and continue to pay invoices in accordance with Article 11 prior to Vendor being obligated to provide the Termination Assistance Services.

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(e)
Performance. At TXUED’s request, Vendor shall provide Termination Assistance Services directly to TXUED’s designee, any Eligible Recipient or an Entity acquiring Control of an Eligible Recipient. Unless otherwise agreed by the Parties, all such Termination Assistance Services shall be performed subject to and in accordance with the terms and conditions of this Agreement and Vendor shall perform the Termination Assistance Services with at least the same degree of accuracy, quality, completeness, timeliness, responsiveness and resource efficiency as it provided and was required to provide in respect of the same or similar Services.

4.3	Use of Third Parties.

(a)
Right of Use. TXUED shall not be permitted to insource or resource any of the scope or volume of Services being provided by the Transitioned Employees as of the Master Agreement Effective Date (which, for the avoidance of doubt, means the scope and volume of the Services outsourced to Vendor under the Field Services Agreement as of the Services Agreement Effective Date for the Field Services Agreement); provided, however, that (i) TXUED shall be permitted to insource or resource any such Services in any of the following circumstances (1) if and to the extent permitted pursuant to the terms of Schedule E to a Services Agreement, (2) if and to the extent permitted pursuant to the terms of Section 16.1(c), (3) if and to the extent the Parties must negotiate Variable Charges that are not based on the “Unit Prices” set forth in Exhibit 11, (4) that TXUED reasonably believes in good faith Vendor is unable to perform in accordance with TXUED’s requirements (including any applicable TXUED Rules or TXUED Standards) and within fifteen (15) days after receiving notice from TXUED, Vendor is unable to demonstrate to TXUED’s satisfaction that Vendor is able to perform in accordance with TXUED’s requirements or (5) that Vendor refuses, for whatever reason, to provide to TXUED or any Eligible Recipient (including any other Services that are related to or are a necessary part of the Services that Vendor refuses to provide) and (ii) TXUED shall be required to obtain from Vendor any Services in respect of any assets acquired by TXUED on or after the Master Agreement Effective Date (except for any assets acquired by TXUED after the Master Agreement Effective Date by way of merger or consolidation or through the acquisition of all or substantially all of the shares or assets of any Entity as a going concern, provided that the foregoing exception shall not limit the terms of any other agreements to which TXUED or any of TXUED’s Affiliates are a party to with Vendor or any of Vendor’s Affiliates). Nothing in this Agreement shall be construed or interpreted as (y) a requirements contract or, except as set forth in the immediately preceding sentence, creating any exclusive relationship or (z) preventing TXUED obtaining from third parties (each, a “TXUED Third Party Contractor”), or providing to itself, any other services, functions or responsibilities (including any New Services), except as set forth in the immediately preceding sentence. Except as specifically provided in this Agreement, nothing in this Agreement shall be construed or interpreted as limiting TXUED’s right or ability to add or delete Eligible Recipients. Nothing in this Agreement shall be construed or interpreted as limiting TXUED’s right or ability to increase or decrease its demand for Services. To the extent TXUED adds or deletes Eligible Recipients or increases or decreases its demand for Services, the Charges shall be adjusted in accordance with Exhibit 11.

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(b)
Vendor Cooperation. Vendor shall fully cooperate with and work in good faith with TXUED and TXUED Third Party Contractors as described in this Agreement or as reasonably requested by TXUED in a manner consistent with this Agreement.

4.4
Employee Transfers. The transitioning of TXUED’s employees to Vendor under or in connection with a Services Agreement or a New Service, if any, shall be effected in accordance with the terms and conditions set forth in Exhibit 2.

4.5	Governance. The Parties shall comply with the governance and account management provisions set forth in Exhibit 8.

5.	RESERVED

6.	FACILITIES, SOFTWARE, EQUIPMENT, CONTRACTS AND ASSETS ASSOCIATED WITH THE PROVISION OF SERVICES

6.1	Service Facilities.

(a)
Service Facilities. The Services shall be provided at or from (i) the TXUED Facilities, (ii) the Vendor Facilities or (iii) any other service location requested by Vendor and approved by TXUED. Vendor shall be financially responsible for all additional costs, taxes or expenses related to or resulting from any Vendor-initiated relocation to a new or different service location, including any reasonable costs or expenses directly incurred (including internal costs) by TXUED as a result of such relocation.

(b)
TXUED Facilities. Commencing on the applicable Services Agreement Effective Date and continuing for so long as Vendor requires the same for the performance of the Services, TXUED shall provide to Vendor the use (in accordance with TXUED’s corporate policies) of the space in the TXUED Facilities (as designated by TXUED) that Vendor may require in connection with the performance of the Services and not to exceed the space described in Schedule O.1 to the applicable Services Agreement.  Vendor shall be financially responsible for providing all other facilities needed by Vendor or Vendor Personnel (including Transitioned Employees) to provide the Services. Except as otherwise approved by TXUED, TXUED owned or leased assets provided for the use of Vendor under this Agreement shall remain located at TXUED Facilities to the extent located at TXUED Facilities prior to the applicable Services Agreement Effective Date. In addition, all improvements or modifications to TXUED Facilities requested by Vendor shall be (i) subject to review and approval in advance by TXUED and (ii) performed by or through TXUED. Vendor shall reimburse TXUED for the actual direct reasonable costs and expenses incurred in connection with such modifications or improvements. EXCEPT AS SET FORTH HEREIN, THE TXUED FACILITIES ARE PROVIDED BY TXUED TO VENDOR ON AN AS-IS, WHERE-IS BASIS. TXUED EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE TXUED FACILITIES OR, EXCEPT AS SET FORTH HEREIN, QUIET ENJOYMENT BY VENDOR.

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(c)
Physical Security. TXUED is responsible for the physical security of the TXUED Facilities; provided, that Vendor shall be responsible for the physical security and safety, physical access and control of the buildings or areas over which Vendor has exclusive control and Vendor shall not permit any person to have access to, or control of, any such area unless such access or control is permitted in accordance with control procedures approved by TXUED or any higher standard agreed to by TXUED and Vendor. Vendor shall be solely responsible for compliance by Vendor Personnel with such control procedures, including obtaining advance approval from TXUED to the extent required.

(d)	Use of TXUED Facilities.

(i)	Unless otherwise agreed by the Parties, Vendor shall not have the right to use the TXUED Facilities to provide services to third parties.

(ii)
TXUED reserves the right to relocate any TXUED Facility from which the Services are then being provided by Vendor to another facility or geographic location upon one hundred twenty (120) days prior written notice to Vendor. TXUED shall be financially responsible for all additional costs, taxes or expenses related to or resulting from any TXUED initiated relocation to a new or different service location, including any reasonable costs or expenses directly incurred by Vendor as a result of such relocation. Vendor will not be deemed to be in breach of this Agreement, including a breach of the Service Levels, to the extent that any such TXUED-initiated relocation prevents or delays Vendor Personnel from performing Vendor’s obligations under this Agreement.

(iii)
TXUED also reserves the right to direct Vendor to cease using all or part of the space in any TXUED Facility upon one hundred twenty (120) days prior written notice. In such event, TXUED shall be financially responsible for all additional costs, taxes or expenses related to or resulting from any such direction, including any reasonable direct costs and expenses incurred by Vendor in leasing substitute space, provided that such relocation is not contemplated by this Agreement. Vendor will not be deemed to be in breach of this Agreement, including a breach of the Service Levels, to the extent that any such direction prevents or delays Vendor Personnel from performing Vendor’s obligations under this Agreement.

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(e)
Conditions for Return. When the TXUED Facilities are no longer to be used by Vendor as contemplated by this Section or are otherwise no longer being used by Vendor to perform the Services, Vendor shall provide ninety (90) days’ prior notice to TXUED and at the end of such ninety (90) days shall vacate and return such TXUED Facilities (including any improvements to such facilities made by or at the request of Vendor) to TXUED in substantially the same condition as when such facilities were first provided to Vendor, subject to reasonable wear and tear.

(f)
No Violation of Laws. Vendor shall (i) treat and use the TXUED Facilities in a reasonable manner and (ii) not commit, and shall use all reasonable efforts to ensure that no business visitor or invitee of Vendor commits, any act in violation of any Laws in such Vendor occupied TXUED Facility or any act in violation of TXUED’s insurance policies or in breach of TXUED’s obligations under the applicable real estate leases in such Vendor occupied TXUED Facilities (in each case, to the extent Vendor has received prior notice of such insurance policies or real estate leases).

(g)	Costs and Expenses. Both Parties agree to use commercially reasonable efforts to minimize the costs and expenses associated with any relocation provided for in this Section 6.1.

6.2	Use of Vendor Facilities.

(a)
Vendor Facilities. At TXUED’s request, Vendor shall provide TXUED with reasonable use of and access to Vendor Facilities to the extent required by TXUED for purposes relating to the Services and such other purposes as agreed by Vendor (provided that such use shall not unreasonably interfere with Vendor’s provision of the Services), including permitting TXUED to locate such numbers of TXUED Personnel as were historically located in any such Vendor Facilities that were acquired or leased from TXUED, less the number of Transitioned Employees historically located at such facility.  At TXUED’s request, Vendor shall also permit TXUED to locate at such Vendor Facilities any TXUED owned or leased equipment (including SCADA/communication equipment) that was historically located in such Vendor Facilities and shall permit TXUED Personnel to access, use, maintain, replace and remove such equipment to the extent required by TXUED. Vendor warrants that Vendor shall not interfere with TXUED’s quiet enjoyment of the Vendor Facilities. TXUED shall comply with Vendor’s policies, rules and regulations applicable to Vendor’s Facilities (including with respect to security, confidentiality and regulatory issues) of which TXUED has been provided prior notice. Any improvements or modifications to Vendor Facilities requested by TXUED shall be (i) subject to review and approval in advance by Vendor and (ii) performed by or through Vendor. TXUED shall reimburse Vendor for the actual direct reasonable costs and expenses incurred in connection with such modifications or improvements. EXCEPT AS SET FORTH HEREIN, THE VENDOR FACILITIES ARE PROVIDED BY VENDOR TO TXUED ON AN AS-IS, WHERE-IS BASIS. VENDOR EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE VENDOR FACILITIES OR, EXCEPT AS SET FORTH HEREIN, QUIET ENJOYMENT BY TXUED.

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(b)
Physical Security. Vendor is responsible for the physical security of the Vendor Facilities; provided, that TXUED shall be responsible for the physical security and safety, physical access and control of the buildings or areas over which TXUED has exclusive control and TXUED shall not permit any person to have access to, or control of, any such area unless such access or control is permitted in accordance with control procedures approved by Vendor or any higher standard agreed to by TXUED and Vendor. TXUED shall be solely responsible for compliance by TXUED Personnel with such control procedures, including obtaining advance approval from Vendor to the extent required.

(c)
Conditions for Return. When TXUED no longer requires the use of any Vendor Facilities, TXUED shall provide ninety (90) days’ prior notice to Vendor and at the end of such ninety (90) days shall vacate and return such Vendor Facilities (including any improvements to such facilities made by or at the request of TXUED) to Vendor in substantially the same condition as when such facilities were first provided to TXUED, subject to reasonable wear and tear.

(d)
No Violation of Laws. TXUED shall (i) treat and use the Vendor Facilities in a reasonable manner and (ii) not commit, and shall use all reasonable efforts to ensure that no business visitor or invitee of TXUED commits, any act in violation of any Laws in such TXUED occupied Vendor Facility or any act in violation of Vendor’s insurance policies or in breach of Vendor’s obligations under the applicable real estate leases in such TXUED occupied Vendor Facilities (in each case, to the extent TXUED has received prior notice of such insurance policies or real estate leases).

6.3	TXUED Rules / Employee Safety.

(a)
TXUED Rules and Compliance. In performing the Services and using the TXUED Facilities, Vendor shall observe and comply with all lawful TXUED policies, rules and regulations applicable to TXUED Facilities or the provision of the Services, including those set forth on Schedule E.3 to the applicable Services Agreement as of the Master Agreement Effective Date (collectively, “TXUED Rules”); provided that Vendor will not be deemed to be in breach of this Agreement to the extent that any TXUED Rules prevent Vendor Personnel from performing Vendor’s obligations under this Agreement. Vendor shall be responsible for the promulgation and distribution of TXUED Rules to Vendor Personnel as and to the extent necessary and appropriate. Additions or modifications to the TXUED Rules will be communicated by TXUED to Vendor or Vendor Personnel prior to the effective date of such addition or modification. Vendor and Vendor Personnel shall observe and comply with such additional or modified TXUED Rules; provided that any Material Change resulting from additions or modifications to the TXUED Rules (whether individually or in the aggregate with all prior additions or modifications) since January 1, 2005 shall be addressed through the Change Control Process. Where applicable, in connection with Vendor’s observing and complying with those TXUED Rules related to TXUED’s obligation to comply with Affiliate Standards of Conduct  requirements under applicable Law, including those contained in Public Utility Commission of Texas’ Substantive Rules 25.84, 25.272 and 25.273 (“Affiliate Standards”), Vendor shall develop and timely implement a plan approved by TXUED’s Compliance Director, or other designee, to assist TXUED in complying with the applicable Affiliate Standards.  The plan will, at a minimum, include the following elements:  management oversight and responsibility, procedures and rules, employee training and communications, response to employee questions and concerns, monitoring, auditing, evaluating compliance, enforcement and discipline, response to alleged violations, complaints, requests for information and documentation of compliance efforts.  The plan procedures and rules shall, among other things, implement safeguards that:  protect the confidentiality of TXUED’s customer information, including protecting against improper disclosure to TXUED’s Affiliates; protect TXUED’s Proprietary Information from improper disclosure to TXUED’s Affiliates; and ensure that all charges are properly allocated among TXUED and TXUED’s Affiliates.  Vendor shall timely report to TXUED any alleged Affiliate Standards violation and shall cooperate in investigating and responding to an alleged Affiliate Standards violation.  TXUED may audit for Vendor compliance consistent with Section 8.4.

AMENDED AND RESTATED
MASTER AGREEMENT

(b)
TXUED Facility Safety and Health Compliance. Vendor and Vendor Personnel shall familiarize themselves with the premises and operations at each TXUED Facility and TXUED Site and the TXUED Rules applicable to each such TXUED Facility and TXUED Site. Vendor and Vendor Personnel shall observe and comply with all Laws applicable to each TXUED Facility and TXUED Site or the provision of the Services, including environmental Laws and Laws regarding occupational health and safety. Vendor shall be responsible for the compliance of Resources and Services with such Laws and shall be responsible for any acts or omissions of Vendor Personnel in contravention of such Laws. Notwithstanding the foregoing, Vendor will not be responsible for compliance with Laws by TXUED or TXUED Personnel. Each Party shall take precautions to avoid injury, property damage, spills or emissions of hazardous substances, materials or waste and other dangers to persons, property or the environment. To the extent required by TXUED as communicated to Vendor, Vendor Personnel shall receive TXUED standard training prior to entering certain TXUED Facilities and TXUED Sites.

(c)
Vendor Facility Safety and Health Compliance. TXUED and TXUED Personnel shall familiarize themselves with the premises and operations at each Vendor Facility and Vendor site and the Vendor rules applicable to each such Vendor Facility and Vendor site. TXUED and TXUED Personnel shall observe and comply with all Laws applicable to each Vendor Facility and Vendor site or the provision of the Services, including environmental Laws and Laws regarding occupational health and safety. TXUED shall be responsible for any acts or omissions of TXUED Personnel in contravention of such Laws. Notwithstanding the foregoing, TXUED will not be responsible for compliance with Laws by Vendor or Vendor Personnel. Each Party shall take precautions to avoid injury, property damage, spills or emissions of hazardous substances, materials or waste and other dangers to persons, property or the environment. To the extent required by Vendor as communicated to TXUED, TXUED Personnel shall receive Vendor standard training prior to entering certain Vendor Facilities and Vendor sites.

AMENDED AND RESTATED
MASTER AGREEMENT

6.4
Notice of Defaults. Each Party shall promptly inform the other Party in writing of any material breach of, or misuse or fraud in connection with, any Third Party Contract (including any equipment lease) used in connection with the Services of which it becomes aware and shall cooperate with the other Party to prevent or stay any such breach, misuse or fraud.

7.	SERVICE LEVELS

7.1
General. Vendor shall perform the Services so as to meet or exceed the applicable Service Levels. Vendor shall perform the Services in accordance with this Agreement (including the Service Levels) and with promptness and diligence, and in a professional and workmanlike manner.

7.2
Service Level Credits. Vendor recognizes that TXUED is paying Vendor to deliver the Services at specified Service Levels. If Vendor fails to meet such Service Levels, then Vendor shall pay or credit, in accordance with Schedule G to the applicable Services Agreement, to TXUED the performance credits specified in Schedule G to the applicable Services Agreement (“Service Level Credits”) in recognition of the diminished value of the Services resulting from Vendor’s failure to meet the agreed upon level of performance, and not as a penalty. Under no circumstances shall the imposition of Service Level Credits be construed as TXUED’s sole or exclusive remedy for any failure to meet the Service Levels; provided, however, that any Service Level Credits received by TXUED shall be offset against the amount of damages (if any) received by TXUED from Vendor as a result of the underlying event giving rise to the Service Level Credit. For the avoidance of doubt, Vendor’s failure to perform any Services so as to meet or exceed their applicable Service Levels shall not in and of itself constitute an inference of Vendor’s material breach of this Agreement unless otherwise provided under applicable Law.

7.3
Problem Analysis. If Vendor fails in any material respect, or numerous immaterial respects which collectively are material, to provide Services in accordance with this Agreement and such failure has a material adverse impact on the business or operations of TXUED as reasonably determined by TXUED consistent with TXUED’s historical practices, then upon TXUED’s request Vendor shall (after restoring Service or otherwise resolving any immediate problem) (i) promptly investigate and report on the causes of the problem, (ii) provide a Root Cause Analysis of such failure as soon as practicable at a level of detail commensurate with the impact of such failure taking into account the impact of the failure and consistent with TXUED’s historical practices, (iii) implement remedial action and begin complying with this Agreement as soon as practicable, (iv) advise TXUED of the status of remedial efforts being undertaken with respect to such problem, and (v) provide TXUED reasonable evidence that the causes of such problem have been or will be corrected.

AMENDED AND RESTATED
MASTER AGREEMENT

7.4	Continuous Improvement Reviews. The Parties agree to implement the continuous improvement method set forth in Schedule G to each Services Agreement.

7.5
Measurement and Monitoring. On or before the applicable Services Agreement Commencement Date or, if relevant data is not currently tracked by TXUED, as soon as reasonably practicable thereafter and in any event within one hundred twenty (120) days after the applicable Services Agreement Effective Date (or, if earlier, prior to the date Vendor is required to meet the applicable Service Level as specified in Schedule G to the applicable Services Agreement), Vendor shall implement measurement and monitoring tools and metrics, as well as standard reporting procedures in accordance with Section 8.2, all as approved by TXUED, to measure Vendor’s performance of the Services against the applicable Service Levels and provide TXUED with reports in a format and at a level of detail sufficient to enable TXUED to easily track and verify Vendor’s compliance with the Service Levels. Vendor shall make such Service Level reports and Service Level data available to TXUED, as well as problem management data and other data regarding the status of service problems, service requests and user inquiries, using performance “dashboard” Applications or other Software providing the same or substantially similar functionality.

7.6
Notice of Adverse Impact. If Vendor becomes aware of any failure by Vendor that could reasonably be expected to have a material adverse effect on the Services, then Vendor shall promptly inform TXUED in writing of such situation and the impact or expected impact. Vendor shall as soon as practicable meet with TXUED to formulate an action plan to minimize or eliminate the impact of such situation.

7.7	Key Vendor Personnel.

(a)	Approval of Key Vendor Personnel.

(i)
Before assigning an individual to act as one of the Key Vendor Personnel, other than those listed on Schedule C to the applicable Services Agreement, whether as an initial assignment or a subsequent assignment, Vendor shall (1) notify TXUED of the proposed assignment, (2) introduce the individual to appropriate TXUED representatives, (3) provide reasonable opportunity for TXUED representatives to interview the individual and (4) provide TXUED with a résumé and such other information about the individual as TXUED may reasonably request and as permitted by applicable Law and Vendor’s internal policies consistently applied. Within five (5) days of its receipt of the information described in the immediately preceding sentence, TXUED will notify Vendor as to whether it has any objection to the proposed assignment (and any failure of TXUED to provide such notice in the time required will be deemed by TXUED to be an acceptance of such proposed assignment). If TXUED in good faith reasonably and lawfully objects to the proposed assignment, the Parties shall attempt to resolve TXUED’s concerns on a mutually agreeable basis. If the Parties have not been able to resolve TXUED’s concerns within five (5) days of TXUED communicating its concerns, Vendor shall not assign the individual to that position and shall propose to TXUED the assignment of another individual of suitable ability and qualifications.

AMENDED AND RESTATED
MASTER AGREEMENT

(ii)	With regard to each Services Agreement, within thirty (30) days after the applicable Services Agreement Effective Date, Vendor shall identify and obtain TXUED’s approval of all Key Vendor Personnel.

(iii)
TXUED may change the positions designated as Key Vendor Personnel with Vendor’s approval, which shall not be unreasonably withheld; provided that TXUED shall be financially responsible for all additional costs, taxes or expenses related to or resulting from any such TXUED requested change.

(iv)
Except as otherwise agreed by the TXUED Account Executive and the Vendor Account Executive, TXUED may identify up to five (5) positions within Vendor’s organization as Key Vendor Personnel positions on Schedule C to the applicable Services Agreement and identify the Vendor Personnel that shall fill each such position; provided that TXUED may not identify the chief executive officer of Vendor or any of his or her direct reports as Key Vendor Personnel or Key Vendor Personnel positions.

(b)
Continuity of Key Vendor Personnel. Subject to the remainder of this Subsection (b), Vendor shall cause each of the Key Vendor Personnel to devote full time and effort to the provision of Services for the period specified in Schedule C to the applicable Services Agreement from the date he or she assumes the position in question. Vendor shall not transfer, reassign or remove any Key Vendor Personnel (except as a result of voluntary resignation, involuntary termination for cause, illness, disability or death) or announce its intention to do so during the specified period, subject to the following procedures. If Vendor proposes to reassign any Key Vendor Personnel, Vendor shall (i) notify TXUED of the proposed reassignment, (ii) introduce the proposed replacement to appropriate TXUED representatives, (iii) provide reasonable opportunity for TXUED representatives to interview the proposed replacement and (iv) provide TXUED with a résumé and such other information about the proposed replacement as TXUED may reasonably request and as permitted by applicable Law and Vendor’s internal policies consistently applied. Within five (5) days of its receipt of the information described in the immediately preceding sentence, TXUED will notify Vendor as to whether it has any objection to the proposed reassignment and replacement (and any failure of TXUED to provide such notice in the time required will be deemed by TXUED to be an acceptance of such proposed reassignment and replacement). If TXUED in good faith reasonably and lawfully objects to the proposed reassignment and replacement, Vendor shall not assign the proposed replacement to that position and shall propose to TXUED the assignment of another individual of suitable ability and qualifications. In the event of the voluntary resignation, involuntary termination for cause, illness, disability or death of any Key Vendor Personnel during or after the specified period, Vendor shall (i) give TXUED as much notice as reasonably practicable of such development and (ii) identify and obtain TXUED’s approval of a suitable replacement as soon as is reasonably practicable in accordance with Section 7.7(a)(i). In addition, even after the specified period, Vendor shall transfer, reassign or remove Key Vendor Personnel (other than in the case of voluntary resignation, involuntary termination for cause, illness, disability, or death) only after (i) giving TXUED at least forty-five (45) days’ prior notice of such action and (ii) identifying and obtaining TXUED’s approval of a suitable replacement at least thirty (30) days prior to such transfer, reassignment or removal in accordance with Section 7.7(a)(i). Notwithstanding the foregoing, upon Vendor’s request and in connection with Vendor’s provision of services to clients other than TXUED, TXUED shall allow Vendor to use agreed upon Key Vendor Personnel in connection with the provision of services to other clients.

AMENDED AND RESTATED
MASTER AGREEMENT

(c)
Retention and Succession. Vendor shall provide to TXUED, for its review and comment, a retention strategy designed to retain Key Vendor Personnel on the TXUED account for the period specified in Schedule C to the applicable Services Agreement. Vendor shall also maintain active succession plans for each of the Key Vendor Personnel positions. Vendor shall implement such retention strategies to retain Key Vendor Personnel as Vendor deems appropriate. Upon termination or resignation of any Key Vendor Personnel, Vendor shall provide notice to TXUED of such termination and expeditiously identify and obtain TXUED’s approval of a suitable replacement in accordance with Section 7.7(a)(i).

(d)
Evaluation Input. TXUED shall have an opportunity to conduct an annual review of the Vendor Account Executive and each of the other Key Vendor Personnel and an opportunity to provide meaningful information to Vendor with respect to TXUED’s evaluation of the performance of the Vendor Account Executive and the other Key Vendor Personnel and such evaluation shall be considered by Vendor in establishing the total compensation of such individuals.

7.8
Vendor Account Executive. Vendor shall designate a “Vendor Account Executive” for this TXUED engagement who, unless otherwise agreed by TXUED, shall maintain his or her office at 500 N. Akard Street, Dallas, Texas 75201 (in a location therein determined by TXUED). The Vendor Account Executive shall (i) be one of the Key Vendor Personnel, (ii) be a full time employee of Vendor, (iii) devote his or her full time and effort to managing and coordinating Vendor’s performance under this Agreement, (iv) remain in this position for a minimum period of two (2) years from the initial assignment (except as a result of voluntary resignation, involuntary termination for cause, illness, disability, or death) and (v) have authority to act on behalf of Vendor in all day-to-day matters pertaining to this Agreement. Additionally, (i) Vendor shall be entitled to designate additional representatives who will be authorized to make certain decisions (e.g., regarding emergency maintenance) if the Vendor Account Executive is not available and (ii) the Vendor Account Executive shall be entitled to delegate any of his or her rights and obligations to one or more designees upon prior notice to TXUED. TXUED is entitled to rely upon instructions given by the Vendor Account Executive or any other individual designated to have decision-making authority in accordance with this Section.

AMENDED AND RESTATED
MASTER AGREEMENT

7.9
Vendor Personnel Are Not TXUED Employees; Independent Relationship. Except as otherwise expressly set forth in this Agreement, the Parties intend hereunder to create an independent contractor relationship and nothing in this Agreement shall operate or be construed as making TXUED and Vendor partners, joint venturers, principals, joint employers, agents or employees of or with the other. No officer, director, employee, agent, Affiliate, contractor or subcontractor retained by Vendor to perform work on TXUED’s behalf hereunder shall be deemed to be an officer, director, employee, agent, Affiliate, contractor or subcontractor of TXUED for any purpose. Vendor, not TXUED, has the sole right, power, authority and duty to (i) supervise, manage and direct the activities of the Vendor Personnel and to compensate such Vendor Personnel for any work performed by them on behalf of TXUED pursuant to this Agreement and (ii) contract, direct, procure, perform or cause to be performed all work to be performed by Vendor under this Agreement. Vendor, and not TXUED, shall be responsible for all acts and omissions of Vendor Personnel (unless such acts or omissions were at the direction of TXUED to Vendor).

7.10	Replacement, Qualifications, and Retention of Vendor Personnel.

(a)
Requested Replacement. In the event that TXUED determines lawfully and in good faith that any individual Vendor Personnel (including Key Vendor Personnel) has violated any TXUED Rule or TXUED Standard or any Law, then TXUED shall give Vendor notice to that effect requesting that such Vendor Personnel be replaced and Vendor shall immediately suspend such individual’s performance of the Services and access to TXUED Facilities pending completion of the process set forth in this Section 7.10(a). Vendor shall have five (5) days following such notice in which to investigate the matters forming the basis of such request, correct any deficient performance and provide TXUED with assurances that such deficient performance shall not recur. If, following such five (5) day period, TXUED is not reasonably satisfied with the results of Vendor’s efforts to correct the deficient performance and/or to ensure its non-recurrence, Vendor shall, as soon as reasonably practicable, remove and replace such Vendor Personnel with an individual of suitable ability and qualifications. Nothing in this provision shall operate or be construed to limit Vendor’s responsibility for the acts or omission of the Vendor Personnel.

(b)
Turnover Rate and Data. Vendor shall notify TXUED at least thirty (30) days prior to any planned reduction in force (including layoffs and mass terminations) and such notice shall include the number of employees to be severed and the classification and work location of each such employee. Commencing on the three (3) month anniversary of the applicable Services Agreement Commencement Date and every three (3) months thereafter, Vendor shall report the turnover rate of Vendor Personnel (i.e., the voluntary or involuntary cessation of employment with Vendor that is not part of any previously planned reduction in force) (“Turnover Rate”). If TXUED reasonably determines that the Turnover Rate of Vendor Personnel is materially adversely impacting the Services and so notifies Vendor, Vendor shall, within five (5) days of the date of TXUED’s notice, (i) provide TXUED with data concerning Vendor’s Turnover Rate, (ii) provide TXUED with an accounting of the Vendor Personnel then providing the Services at such level of detail as requested by TXUED (including indicating the length of time each of the Vendor Personnel has been performing the Services), (iii) meet with TXUED to discuss the reasons for the Turnover Rate and (iv) submit a proposal for reducing the Turnover Rate. After considering TXUED's comments, to the extent appropriate Vendor shall implement such proposal as soon as practicable.

AMENDED AND RESTATED
MASTER AGREEMENT

7.11
Conduct of Vendor Personnel. While at TXUED Facilities, Vendor Personnel shall (i) comply with the TXUED Rules as long as TXUED notifies Vendor of such TXUED Rules reasonably in advance (subject to Section 6.3(a)), (ii) comply with requests of TXUED personnel pertaining to personal and professional conduct, (iii) attend standard workplace training offered by TXUED at TXUED’s request, and (iv) otherwise conduct themselves in a professional and businesslike manner.

7.12
Substance Abuse. Vendor represents and warrants that it has and shall maintain and enforce substance abuse policies, in each case in conformance with applicable Laws, and Vendor Personnel shall be subject to such policies.

8.	VENDOR RESPONSIBILITIES

8.1	Policy and Procedures Manual. Vendor shall deliver to TXUED for its review, comment and approval a Policy and Procedures Manual as described in the applicable Services Agreement.

8.2	Reports.

(a)
General. Vendor shall provide TXUED with reports pertaining to the performance of the Services (“Reports”) as set forth in Schedule E or Schedule R to the applicable Services Agreement, in the format and at the frequencies provided therein. In addition, TXUED may request, and Vendor will generate and deliver, additional Reports at the cost and expense of TXUED. All Reports described in Schedule E or Schedule R to the applicable Services Agreement shall be provided to TXUED as part of the Services. The Reports described in Schedule E or Schedule R to the applicable Services Agreement and, to the extent mutually agreed upon, all other Reports, shall be provided to TXUED in hard copies or electronic copies, as designated by TXUED.

(b)
Back-Up Documentation. Vendor shall provide TXUED with copies of and access to data, documentation and other information in Vendor’s possession as may be reasonably requested by TXUED in order to verify the accuracy of the Reports provided by Vendor.

AMENDED AND RESTATED
MASTER AGREEMENT

(c)
Correction of Errors. Vendor shall promptly correct all errors or inaccuracies in or with respect to the Reports of which it becomes aware, including the information or data contained in such Reports; provided that errors or inaccuracies for which TXUED is responsible shall be corrected by Vendor at TXUED’s expense.

8.3	Reserved.

8.4	Audit Rights.

(a)
Vendor Records. Vendor shall maintain complete and accurate records of and supporting documentation related to the Services, including for all Charges (“Contract Records”). Vendor shall maintain such Contract Records in accordance with generally accepted accounting principles for the applicable jurisdiction applied on a consistent basis and in accordance with Exhibit 12. Any Material Change resulting from additions or modifications to Exhibit 12 shall be addressed through the Change Control Process.

(b)
Operational Audits. Vendor shall provide to TXUED (and internal and external auditors, inspectors, governmental bodies, regulators and other representatives that TXUED may designate) access at reasonable hours to Vendor Personnel, to the facilities at or from which Services are or have been provided, to Contract Records and other pertinent information, all to the extent related to the performance of the Services and Vendor’s obligations under this Agreement. Such access shall be provided for the purpose of performing audits and inspections of TXUED and its businesses, including to (i) verify the integrity of TXUED Data, (ii) examine the Systems that process, store, support and transmit that data, (iii) examine controls (e.g., organizational controls, input/output controls, System modification controls, processing controls, System design controls and access controls) and security, disaster recovery and back-up practices and procedures, (iv) examine Vendor’s performance of the Services, (v) verify Vendor’s reported performance against this Agreement (including the applicable Service Levels), (vi) examine Vendor’s measurement, monitoring, management and reporting tools and (vii) enable TXUED to meet applicable legal, regulatory and contractual requirements and installing and operating Software that assists TXUED (and TXUED’s internal and external auditors, inspectors, governmental bodies, regulators and other representatives) in performing its audit, in each case to the extent affected by or applicable to the Services. Vendor shall provide any assistance reasonably requested by TXUED or its designee(s) in conducting any such audit, including providing electronic access to TXUED Data and Vendor’s data that directly pertains to the Services and Vendor’s obligations under this Agreement. If an audit reveals a material breach of this Agreement, Vendor shall promptly reimburse TXUED for the actual cost of such audit.

AMENDED AND RESTATED
MASTER AGREEMENT

(c)
Financial Audits. During the Term and for a period thereafter required by Law, Vendor shall provide to TXUED (and internal and external auditors, inspectors, governmental bodies, regulators and other representatives that TXUED may designate) access at reasonable hours to Vendor Personnel and to Contract Records required to be maintained by TXUED by Law and other pertinent information, all to the extent related to the performance of, and the Charges for, the Services and Vendor’s obligations under this Agreement. Such access shall be provided for the purpose of performing audits and inspections to (i) verify the accuracy and completeness of Contract Records, (ii) verify the accuracy and completeness of Charges and any Pass-Through Expenses and Out-of-Pocket Expenses and (iii) enable TXUED to meet applicable legal, regulatory and contractual requirements, in each case to the extent affected by or applicable to the Services and/or the Charges for such Services. Vendor shall provide any assistance reasonably requested by TXUED or its designee(s) in conducting any such audit. If any such audit reveals a net overcharge by Vendor, and Vendor does not successfully dispute the amount questioned by such audit in accordance with Article 17, Vendor shall promptly pay to TXUED the amount of such overcharge, together with interest from the date of Vendor’s receipt of such overcharge at the then current rate set by Citibank, N.A. as its prime lending rate plus two (2) percent per annum. In addition, if any such audit reveals an overcharge of more than the greater of (x) five percent (5%) and (y) one million dollars ($1,000,000), in each case of the audited Charges in any Charges category, Vendor shall promptly reimburse TXUED for the actual cost of such audit.

(d)
Audit Assistance. TXUED may be subject to regulation and audit by governmental bodies, standards organizations, other regulatory authorities, customers or other parties to contracts with TXUED under applicable Laws, rules, regulations, standards and contract provisions. If a governmental body, standards organizations, other regulatory authority or customer or other party to a contract with TXUED exercises its right to examine or audit TXUED pursuant to such Laws, rules, regulations, standards or contract provisions, Vendor shall provide reasonable assistance requested by TXUED in responding to such audits or requests for information.

(e)	General Procedures.

(i)
Except as otherwise required under applicable Law, TXUED may perform audits and inspections in accordance with this Section upon reasonable notice to Vendor during normal business hours, for a reasonable duration. Subject to the limitations contained elsewhere in this Section 8.4, TXUED may perform audits on each of the various subject areas described in the TXUED audit plan then in-effect at the time of such audit (each, an “Audit Area”), provided that an Audit Area may not be audited more than once during any twelve (12) month period, unless more frequent audits are required by any Laws applicable to TXUED. TXUED has the right to amend any such audit plan at any time, provided that such amended audit plan must be provided to Vendor and all previously audited Audit Areas will remain subject to the foregoing limitation on the number of audits per twelve (12) month period. Notwithstanding the foregoing, if, as a result of such an audit, the Parties mutually agree that Vendor should implement material new, additional or stronger controls, or if such audit reveals a material failure of compliance with this Agreement then TXUED shall be entitled to conduct a follow-up audit within six (6) months. The costs and expenses to perform audits under this Section shall be borne by TXUED. Vendor will assist TXUED, when necessary, in TXUED’s performance of any audit pursuant to this Section 8.4 as part of Vendor’s normal course of business and at no additional charge to TXUED. Notwithstanding the remaining provisions of this clause (i), TXUED may perform any number of inspections of (A) Vendor’s means and methods of performing Services in the field and (B) any Contract Records that are reasonably related to such Services.

AMENDED AND RESTATED
MASTER AGREEMENT

(ii)
Notwithstanding the intended breadth of TXUED’s audit rights, TXUED shall not be given access to (A) the proprietary information of other Vendor customers or Vendor not related to the provision of the Services, (B) Vendor locations that are not related to TXUED or the Services, (C) Vendor’s internal costs, except to the extent such costs are the basis upon which TXUED is charged and/or are necessary to calculate the applicable Charges or (D) any information and data that constitutes attorney work product or privileged information. Reviews of costs to which access is permitted in (C) may include access to timekeeping systems, amounts charged Vendor by Subcontractors and applicable payroll reviews as it relates to work performed by Vendor on a Variable Pricing basis as set forth in Exhibit 11.

(iii)	In performing audits, TXUED shall use all reasonable efforts to avoid unnecessary disruption of Vendor’s operations and unnecessary interference with Vendor’s ability to perform the Services.

(iv)
Following any audit, TXUED shall conduct (in the case of an internal audit), or request its external auditors or examiners to conduct, an exit conference with Vendor to obtain factual concurrence with issues identified in the review.

(v)
TXUED (and internal and external auditors, inspectors, governmental bodies, regulators and other representatives that TXUED may designate) shall be given a reasonably secure workspace in which to perform an audit, plus reasonable access to photocopiers, telephones, facsimile machines, computer hook-ups, and any other facilities or equipment needed for the performance of the audit.

(f)
Vendor Internal Audit. If Vendor determines as a result of its own internal audit that it has overcharged TXUED, then Vendor shall promptly pay to TXUED the amount of such overcharge, together with interest from the date of Vendor’s receipt of such overcharge at the rate of two (2) percent per annum.

AMENDED AND RESTATED
MASTER AGREEMENT

(g)
Vendor Response. Vendor and TXUED shall meet to review each audit report promptly after the issuance thereof. Vendor will respond to each audit report in writing within sixty (60) days from receipt of such report. Vendor and TXUED shall develop and agree upon an action plan to promptly address and resolve any reasonable identified deficiencies, concerns and/or recommendations in such audit report and, following approval of such plan by TXUED, Vendor shall undertake remedial action in accordance with such action plan and the dates specified therein.

(h)
Vendor Response to Non-TXUED Audits. If an audit by a governmental body, standards organization or regulatory authority having jurisdiction over TXUED or Vendor results in a finding that Vendor is not in compliance with any generally accepted accounting principle or other audit requirement or any Law or standard relating to the performance of its obligations under this Agreement, Vendor shall, at its own expense and within the time period specified by such auditor, address and resolve the deficiency(ies) identified by such governmental body, standards organization or regulatory authority.

(i)
SAS 70 Audit. Vendor shall conduct an audit on controls placed in operation and tests of operating effectiveness in accordance with the American Institute of Certified Public Accountants Statement on Auditing Standards (SAS) 70 (SAS 70 Type 2 report, not Type 1 report), or an equivalent audit as agreed by the Parties (the “SAS 70 Audit”), with respect to all Vendor Facilities at or from which the Services are provided. The SAS 70 Audit shall be conducted by an independent auditor of national recognition and standing. Such SAS 70 Audit shall be conducted annually or, if provided by Law, less frequently as may be commercially reasonable. Vendor shall permit TXUED to participate in the planning of each such SAS 70 Audit, shall confer with TXUED as to the scope, timing of and manner that each such SAS 70 Audit shall be conducted and audit findings documented and shall accommodate TXUED’s requirements and concerns to the extent practicable. Except to the extent otherwise expressly agreed to by TXUED, Vendor shall arrange for the completion of each SAS 70 Audit such that (a) the resulting SAS 70 Audit report (the “SAS 70 Report”) is completed and provided to TXUED and, if so requested by TXUED, its independent auditors, at least within sixty (60) days following the “as of” date but in no event less than sixty (60) days prior to the end of TXUED’s fiscal year end, (b) the SAS 70 Report covers at least a one hundred eighty (180) day period and (c) the “as of” date is no more than six (6) months prior to TXUED’s fiscal year end. Vendor shall respond to such SAS 70 Report in accordance with Section 8.4(g). Vendor shall be obligated to provide a SAS 70 Report applicable to any fiscal year of TXUED during which this Agreement expires or is terminated; provided, however, that such SAS 70 Report need only cover that portion of such fiscal year preceding expiration or termination of this Agreement. TXUED shall reimburse Vendor for the reasonable actual incremental internal costs, and amounts that Vendor pays its independent auditor, in order to conduct any SAS 70 Audit pursuant to this Subsection.

AMENDED AND RESTATED
MASTER AGREEMENT

8.5	Agency and Disbursements.

(a)
Limited Agency. TXUED hereby appoints Vendor as its limited agent during the Term solely for the purposes of managing and administering the Managed Third Party Agreements. TXUED shall provide, on a timely basis, such affirmation of Vendor’s authority to such lessors, licensors, suppliers and other third parties as Vendor may reasonably request.

(b)
Reimbursement for Substitute Payment. If either Party in error pays to a third party an amount for which the other Party is responsible under this Agreement, the Party that is responsible for such payment shall promptly reimburse the paying Party for such amount.

(c)
Notice of Decommissioning. Vendor agrees to notify TXUED promptly if and to the extent any TXUED owned equipment or TXUED leased equipment will no longer be used to provide the Services. The notification will include the identification of such equipment and the date it will no longer be needed by Vendor, along with the reason for decommissioning. Upon receipt of any such notice, TXUED may, in its sole discretion, terminate the equipment lease for such leased equipment as of the date specified in such notice and sell or otherwise dispose of or redeploy such TXUED owned equipment as of the date specified in such notice. Upon Vendor ceasing to use any such equipment (or, in the case of leased equipment, upon the last day TXUED is obligated to make such leased equipment available to Vendor, if earlier), Vendor shall return the same to TXUED and/or its designee(s) in condition at least as good as the condition thereof on the applicable Services Agreement Commencement Date, ordinary wear and tear excepted, provided that such equipment was under the control of Vendor.

8.6	Subcontractors.

(a)
Use of Subcontractors. Except to the extent set forth in subclauses (i) through (iv) of this Subsection, Vendor shall not subcontract any of its responsibilities without TXUED’s prior approval. TXUED agrees that Vendor may subcontract in the following instances without TXUED’s approval: (i) to the Subcontractors listed on Schedule D to the applicable Services Agreement (which Schedule the Parties acknowledge may be updated from time to time upon the agreement of the Parties); (ii) for any services that are in support of Vendor’s provision of the Services (e.g., janitorial services or catering services) from a service location; (iii) subcontracts pursuant to which Vendor intends to pay to the Subcontractor less than one hundred thousand dollars ($100,000) during any Contract Year; or (iv) any Entity that is a wholly-owned subsidiary of Vendor (any of the foregoing, a “Permitted Subcontract”). If, however, TXUED expresses dissatisfaction with the services of a Permitted Subcontractor, Vendor shall work in good faith to resolve TXUED’s concerns on a mutually acceptable basis. Prior to entering into a subcontract (other than a Permitted Subcontract) with any person or Entity to provide or perform any part of the Services, Vendor shall (y) give TXUED reasonable prior notice specifying the components of the Services affected, the scope of the proposed subcontract, the identity and qualifications of the proposed Subcontractor, and the reasons for subcontracting the work in question and (z) obtain TXUED’s prior approval of such Subcontractor.

AMENDED AND RESTATED
MASTER AGREEMENT

(b)
Shared Subcontractors. Notwithstanding Section 8.6(a), Vendor may, in the ordinary course of business, subcontract with temporary personnel firms for the provision of temporary contract labor (collectively, “Shared Subcontractors”); provided, that such Shared Subcontractors possess the training and experience, competence and skill to perform the work in a skilled and professional and workmanlike manner. TXUED shall have no approval right with respect to such Shared Subcontractors. If, however, TXUED expresses dissatisfaction with the services of a Shared Subcontractor, Vendor shall work in good faith to resolve TXUED’s concerns on a mutually acceptable basis.

(c)
Vendor Responsibility. For purposes of this Agreement, (i) services, functions and responsibilities performed or provided by Subcontractors (including their personnel) shall be deemed Services performed and provided by Vendor, (ii) references to Vendor shall include such Subcontractors (including for purposes of compliance with operations, policies, procedures, rules, standards and the like of TXUED and the indemnities under this Agreement), (iii) Vendor shall be responsible for any failure by any Subcontractor to perform in accordance with this Agreement or to comply with any duties or obligations imposed on Vendor under this Agreement (including the Service Levels) to the same extent as if such failure to perform or comply was committed by Vendor or Vendor employees and (iv) Vendor shall be responsible for the performance of all Subcontractors providing any of the Services. Vendor shall be TXUED’s sole point of contact regarding the Services.

(d)
Audit Rights. Vendor shall obtain from all Subcontractors that are Affiliates of Vendor, and shall use commercially reasonable efforts to obtain from all other Subcontractors, sufficient rights to enable TXUED to exercise TXUED’s audit rights under Section 8.4 in respect of each Subcontractor.

8.7
Requirement of Writing. To the extent TXUED is required under this Agreement to obtain Vendor’s approval, consent or agreement, such approval, consent or agreement must be in writing and must be signed by or directly transmitted by electronic mail from the Vendor Account Executive or by the applicable individual to whom authority has been delegated in accordance with Section 7.8. Notwithstanding the preceding sentence, the Vendor Account Executive may agree in advance in writing that as to certain specific matters, oral approval, consent or agreement will be sufficient.

AMENDED AND RESTATED
MASTER AGREEMENT

8.8
Seconded TXUED Personnel. In order to (a) facilitate an effective relationship between the Parties, (b) provide for training and development of TXUED Personnel (including allowing TXUED Personnel to refresh skills that may relate to work performed by TXUED, Vendor or TXUED Third Party Contractors), (c) assist Vendor with Vendor’s performance of, and to perform, the Services and (d) perform such other services, functions and responsibilities as the Parties may mutually agree, TXUED may periodically second TXUED Personnel to Vendor (the “Seconded TXUED Personnel”), provided that the secondment of any TXUED Personnel does not unreasonably interfere with Vendor’s performance of the Services. Vendor shall not have any authority to hire, fire, impose discipline or otherwise to take personnel-related actions with respect to the Seconded TXUED Personnel. The Parties agree that no employer and employee relationship is to be created between Vendor and the Seconded TXUED Personnel, and further that no employee benefits available to employees of Vendor shall accrue to the Seconded TXUED Personnel. Vendor will provide TXUED management personnel with direction regarding the activities of the Seconded TXUED Personnel in accordance with TXUED’s requirements and in consultation with the TXUED Account Executive or his/her designee. With respect to the Seconded TXUED Personnel, Vendor shall not be responsible for implementing and administering TXUED human resources policies, practices or procedures, including those addressing hiring, compensation, promotions, transfers, terminations, employment related complaints general career development and performance management. TXUED shall continue to be financially responsible for the compensation and employee benefits of the Seconded TXUED Personnel (collectively, “Employment Costs”), provided that prior to any Seconded TXUED Personnel assisting Vendor with Vendor’s performance of, or performing, any services, functions or responsibilities (including the Services) that benefit Vendor, the Parties shall agree on the amount of Employment Costs for which Vendor shall reimburse TXUED with respect to such Seconded TXUED Personnel.

8.9
Seconded Vendor Personnel. In order to (a) facilitate an effective relationship between the Parties, (b) provide for training and development of Vendor employees, (c) assist TXUED with TXUED’s performance of, and to perform, TXUED’s Retained Resources and Business Processes (as such term is defined in the Field Services Agreement) and (d) perform such other services, functions and responsibilities as the Parties may mutually agree, Vendor may periodically second Vendor employees to TXUED (the “Seconded Vendor Personnel”), provided that the secondment of any Vendor employees does not unreasonably interfere with TXUED’s business operations. TXUED shall not have any authority to hire, fire, impose discipline or otherwise to take personnel-related actions with respect to the Seconded Vendor Personnel. The Parties agree that no employer and employee relationship is to be created between TXUED and the Seconded Vendor Personnel, and further that no employee benefits available to employees of TXUED shall accrue to the Seconded Vendor Personnel. With respect to the Seconded Vendor Personnel, TXUED shall not be responsible for implementing and administering Vendor human resources policies, practices or procedures, including those addressing hiring, compensation, promotions, transfers, terminations, employment related complaints, or general career development and performance management. Vendor shall continue to be financially responsible for the compensation and employee benefits of the Seconded Vendor Personnel.

AMENDED AND RESTATED
MASTER AGREEMENT

9.	TXUED RESPONSIBILITIES

9.1	Responsibilities. In addition to TXUED’s responsibilities expressly set forth elsewhere in this Agreement, TXUED shall be responsible for the following:

(a)
TXUED Account Executive. TXUED shall designate one (1) individual to whom all Vendor communications concerning this Agreement shall be addressed (the “TXUED Account Executive”), who shall have the authority to act on behalf of TXUED in all day-to-day matters pertaining to this Agreement. TXUED may change the designated TXUED Account Executive by providing notice to Vendor. Additionally, (i) TXUED shall be entitled to designate additional representatives who will be authorized to make certain decisions (e.g., regarding emergency maintenance) if the TXUED Account Executive is not available and (ii) the TXUED Account Executive shall be entitled to delegate any of his or her rights and obligations to one or more designees upon prior notice to Vendor. Vendor is entitled to rely upon instructions given by the TXUED Account Executive or any other individual designated to have decision-making authority in accordance with this Section 9.1(a).

(b)
Cooperation. TXUED shall cooperate with Vendor by, among other things, making available, as reasonably requested by Vendor and as otherwise required by this Agreement, management decisions, information, approvals and acceptances so that Vendor may accomplish its obligations and responsibilities hereunder.

(c)
Requirement of Writing. To the extent Vendor is required under this Agreement to obtain TXUED’s approval, consent or agreement, such approval, consent or agreement must be in writing and must be signed by, or directly transmitted by electronic mail from, the TXUED Account Executive or the applicable individual to whom authority has been delegated in accordance with Section 9.1(a). Notwithstanding the preceding sentence, the TXUED Account Executive may agree in advance in writing that as to certain specific matters oral approval, consent or agreement will be sufficient.

(d)
SAS 70 Report. If and to the extent reasonably required by Vendor in order for Vendor to comply with applicable Laws, then following Vendor’s request TXUED shall provide to Vendor a copy of the relevant portions of the most recent SAS 70 Type 2 audit report received by TXUED from Capgemini Energy LP.

9.2
Savings Clause. Vendor’s failure to timely or otherwise perform its responsibilities under this Agreement (including failure to meet the Service Levels) shall be excused if and to the extent such Vendor non-performance is directly caused by (i) TXUED’s or any TXUED Third Party Contractor’s negligence or wrongful acts or omissions or TXUED’s or any TXUED Third Party Contractor’s breach of or failure to timely comply with its obligations under this Agreement (unless and to the extent that any such negligence, action or failure to act is by any Seconded TXUED Personnel or other TXUED Personnel performing activities under the direction or management of Vendor or Vendor Personnel), (ii) Software, Equipment or Systems for which TXUED or TXUED Third Party Contractors have operational responsibility or (iii) Vendor’s compliance with specific instructions of TXUED or TXUED Third Party Contractors.  Vendor agrees to timely notify TXUED of such event and its inability to perform under such circumstances to the extent Vendor is aware thereof. To the extent such non-performance has not occurred, Vendor agrees to provide TXUED with every reasonable opportunity to correct such event and thereby avoid such Vendor non-performance. Vendor shall use commercially reasonable efforts to perform the Services notwithstanding such events. Any Material Change resulting from the acts, omissions and other matters described in clauses (i) through (iii) of this Section shall be addressed through the Change Control Process.

AMENDED AND RESTATED
MASTER AGREEMENT

10.	CHARGES

10.1	General.

(a)	Payment of Charges. In consideration of Vendor’s performance of the Services, TXUED agrees to pay Vendor the applicable Charges set forth in Exhibit 11.

(b)
No Additional Charges. TXUED shall not pay any charges, fees or other amounts for the Services in addition to those set forth in this Agreement. Any costs incurred by Vendor prior to the Services Agreement Commencement Date are included in the Charges and shall not be separately paid or reimbursed by TXUED.

(c)	Reserved.

(d)
Eligible Recipient Services. To the extent a designated Eligible Recipient will receive less than all of the Services, TXUED shall identify in advance the Services to be provided by Vendor to such Eligible Recipient. In the event of a transaction described in Subsection (c) or (d) of the definition of Eligible Recipient, TXUED may elect, on behalf of the Eligible Recipient in question, either (i) that such Eligible Recipient shall continue to obtain some or all of the Services subject to and in accordance with this Agreement for the remainder of the term of the applicable Services Agreement, or (ii) that the Eligible Recipient shall cease to receive some or all of the Services as of a specified date, subject to its receipt of Termination Assistance Services pursuant to Section 4.2.

(e)	Transition Charges.

(i)
Upon Vendor’s request during the Transition Period, TXUED shall cause its Affiliate, TXU Electric Delivery Property LLC, to enter into contracts with third parties (including, potentially, Affiliates of Vendor) that are determined necessary by Vendor for the provision of the Transition Services; provided that: (1) the aggregate amount of fees paid by such TXUED Affiliate under such contracts and otherwise for Vendor’s re-branding of Resources, relocation of employees and employee benefit plan designs, in each case prior to the Services Agreement Commencement Date for the Field Services Agreement, shall not exceed three million, one-hundred thousand dollars ($3,100,000) (the “Early Transition Payments”); and (2) the aggregate amount of fees paid by such TXUED Affiliate under such contracts for actual incremental costs and expenses that are directly incurred by Vendor and/or such TXUED Affiliate in order to (A) integrate Vendor’s Systems with TXUED’s Systems, (B) modify or replace Vendor’s owned or licensed Software and (C) develop new Software, in each case as necessary to transition the Services to Vendor and for Vendor to perform the Services, in the aggregate, prior to the Services Agreement Commencement Date for the Field Services Agreement shall not exceed eight million dollars ($8,000,000) (the “IT Payments”). Vendor shall cause its Affiliate, InfrastruX Group, Inc., to provide any reasonable cooperation and support (including with regard to negotiations) requested by TXUED or such TXUED Affiliate in connection therewith. The Parties shall cooperate to cause the contracts contemplated by this Section 10.1(e)(i) to be managed and administered in a manner agreed to by the Parties.

AMENDED AND RESTATED
MASTER AGREEMENT

(ii)
Upon the Services Agreement Commencement Date for the Field Services Agreement, TXUED shall pay Vendor an amount equal to four million, one-hundred thousand dollars ($4,100,000) minus the total of all Early Transition Payments (the “Vendor Transition Payment”) in consideration of Vendor’s cost to achieve the Transition Services under this Agreement, including incentive payments and severance payments made by Vendor to Transitioned Employees in order to mitigate any negative impact (if any) of transition, relocation and/or severance upon such personnel, Vendor’s re-branding of Resources, relocation of the Transition Employees, and benefit plan designs.

(iii)
In addition, commencing on the Services Agreement Commencement Date, TXUED shall reimburse Vendor for the reasonable actual incremental costs and expenses that are directly incurred by Vendor in order to (i) integrate Vendor’s Systems with TXUED’s Systems, (ii) modify or replace Vendor’s owned or licensed Software and (iii) develop new Software, in each case as necessary to transition the Services to Vendor and for Vendor to perform the Services; provided, however, that unless otherwise agreed to by TXUED, TXUED shall not be obligated to reimburse more than eight million dollars ($8,000,000) in the aggregate minus the total of all IT Payments. The Parties acknowledge and agree that amounts paid to Vendor pursuant to this Section 10.1(e) shall be earned by Vendor when so paid.

10.2
Pass-Through Expenses. TXUED shall pay all Pass-Through Expenses directly to the applicable suppliers following review, validation and approval of such Pass-Through Expenses by Vendor. Before submitting an invoice to TXUED for any Pass-Through Expense, Vendor shall (i) review and validate the invoiced charges, (ii) identify any errors or omissions and (iii) communicate with the applicable supplier to correct any errors or omissions, resolve any questions or issues and obtain any applicable credits for TXUED. Vendor shall deliver to TXUED the original supplier invoice, together with any documentation supporting such invoice and a statement that Vendor has reviewed and validated the invoiced charges, within ten (10) calendar days after Vendor’s receipt thereof, or if earlier, at least three (3) days prior to the date on which payment is due if such invoice was received by Vendor at least ten (10) days prior to such due date. In addition, if the supplier offers a discount for payment prior to a specified date, Vendor shall deliver such invoice and associated documentation to TXUED at least ten (10) days prior to such date, but no earlier than three (3) days after Vendor’s receipt of such invoice. To the extent Vendor fails to comply with its obligations hereunder, it shall be financially responsible for any discounts actually lost or any late fees or interest charges actually paid by TXUED and in addition, to the extent Vendor fails to process any invoice in accordance with this provision, it shall be financially responsible for any penalties associated with late payment with respect to such invoiced amounts actually paid by TXUED, provided that in each such case TXUED notified Vendor of the importance of processing the applicable Pass-Through Expense in a timely manner and accordance with the underlying invoice terms.

AMENDED AND RESTATED
MASTER AGREEMENT

10.3
Incidental Expenses. Vendor acknowledges that, except as otherwise expressly provided in this Agreement, all charges, fees, expenses and other amounts (in each case whether internal or in respect of third parties) that Vendor incurs in performing the Services and complying with this Agreement are included in the Charges. Accordingly, such charges, fees, expenses and amounts shall not be separately paid or reimbursed by TXUED.

10.4	Taxes. The Parties’ respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows:

(a)	Income Taxes. Each Party shall be responsible for its own Income Taxes.

(b)
Sales, Use and Property Taxes. Each Party shall be responsible for any sales, lease, use, personal property, stamp, duty or other such taxes on Resources or property it owns or leases from a third party, including any lease assigned pursuant to this Agreement, and/or for which it is financially responsible under this Agreement.

(c)
Taxes on Goods or Services Used by Vendor. Except to the extent included in Pass-Through Expenses, Vendor shall be responsible for all sales, service, value-added, lease, use, personal property, excise, consumption and other taxes and duties, including VAT, payable by Vendor on any goods or services used or consumed by Vendor in providing the Services (including services obtained from Subcontractors) where the tax is imposed on Vendor’s acquisition or use of such goods or services and the amount of tax is measured by Vendor’s cost of acquiring or procuring such goods or services and not by TXUED’s cost of acquiring such goods or services from Vendor.

AMENDED AND RESTATED
MASTER AGREEMENT

(d)	Existing Service Taxes. Except as otherwise expressly set forth in Exhibit 11, Vendor shall be responsible for all Service Taxes in effect as of the Master Agreement Effective Date.

(e)
Responsibility for and Notice of New Taxes. TXUED shall be responsible for any and all new Service Taxes (including increases in existing Service Taxes) that come into effect after January 1, 2005, and Vendor may pass-through to TXUED and TXUED shall be responsible for the amounts of any new or increased taxes or other charges of the types described in Sections 10.4(b) and 10.4(c) arising by operation of a change in Law after January 1, 2005. The administration of such matters as between the Parties shall be addressed through the Change Control Process. Vendor shall promptly notify TXUED when it becomes aware of any new taxes or other charges (including changes to existing taxes or charges) to be passed through and/or collected by TXUED under this Section. Such notification (which must be separate from the first invoice reflecting such taxes or other charges, if applicable) shall contain a detailed explanation of such taxes or charges, including the effective date of each new tax or charge.

(f)
Efforts to Minimize Taxes. The Parties agree to cooperate fully with each other to enable each other to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible. Vendor’s invoices shall separately state the Charges that are subject to taxation and the amount of taxes included therein. Each Party will provide and make available to the other any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials, or services, and other exemption certificates or information reasonably requested by either Party. At TXUED’s request, Vendor shall provide TXUED with (i) written certification signed by a senior executive of Vendor confirming that Vendor has filed all required tax forms and returns required in connection with any Service Taxes collected from TXUED, and has collected and remitted all applicable Service Taxes, and (ii) such other information pertaining to applicable Taxes as TXUED may reasonably request.

(g)	Tax Audits or Proceedings.

(i)
The provisions of this Section 10.4(g)(i) shall apply with respect to any audit, proceeding or claim by any Tax Authority that relates to taxes assessed by such Tax Authority for which the other Party is financially responsible and that relates solely to such other Party and, with respect to Vendor, does not involve claims for taxes assessed in connection with any other customer of Vendor. Each Party shall promptly notify the other Party of, and coordinate with the other Party, the response to and settlement of, any claim for Tax Authorities for which the other Party is financially responsible under this Agreement. With respect to any claim arising out of a form or return signed by a Party to this Agreement, such Party will have the right to elect to control the response to and settlement of the claim, but the other Party will have all rights to participate in the responses and settlements commensurate with its potential responsibilities or liabilities. Each Party also shall have the right to challenge the imposition of any tax liability for which it is financially responsible under this Agreement or, if necessary, to direct the other Party to challenge the imposition of any such tax liability. If either Party requests the other to challenge the imposition of any tax liability, such other Party shall do so (unless and to the extent it assumes financial responsibility for the tax liability in question), and the requesting Party shall reimburse the other for all fines, penalties, interest, additions to taxes or similar liabilities imposed in connection therewith, plus the reasonable legal, accounting and other professional fees and expenses it incurs. Each Party shall be entitled to any tax refunds or rebates obtained with respect to the taxes for which such Party is financially responsible under this Agreement.

AMENDED AND RESTATED
MASTER AGREEMENT

(ii)
The provisions of this Section 10.4(g)(ii) shall apply to any audit, proceeding or claim by any Tax Authority that relates to a type of tax (e.g., a Service Tax) assessed by such Tax Authority to one Party for which the other Party is financially responsible under this Agreement and for which Vendor or other Vendor customers are also financially responsible in other similar transactions. Each Party shall promptly notify the other of any claim for taxes assessed by applicable Tax Authorities for which the other Party is responsible under this Agreement. Each Party shall provide any information related to such claim reasonably requested by the other Party. If either Party has a reasonable basis for a challenge and requests the other to so challenge the imposition of any tax liability, such other Party shall do so (unless and to the extent it assumes financial responsibility for the tax liability in question), and the requesting Party shall reimburse the other for all reasonable legal, accounting or other professional fees and expenses it incurs in such challenge. In addition, neither Party shall enter into a settlement of any tax liability that creates a binding financial obligation for the other Party without the other Party’s approval, which shall not be unreasonably withheld; provided that the other Party assumes financial liability for any interest, penalties or fines which accrue on the claimed amount, and provided further that this Subsection (ii) shall not limit Vendor’s right or ability to settle similar claims related to other customers or amounts for which Vendor has financial responsibility. Each Party shall be entitled to any tax refunds or rebates obtained with respect to taxes for which such Party is financially responsible under this Agreement.

(h)
Tax Filings. Each Party represents, warrants and covenants that it will file appropriate tax returns, and pay applicable taxes owed arising from or related to the provision of the Services in applicable jurisdictions. Vendor represents, warrants and covenants that it is registered to and will collect and remit Service Taxes in all applicable jurisdictions.

AMENDED AND RESTATED
MASTER AGREEMENT

10.5	New Services.

(a)
Procedures. TXUED may request that Vendor submit proposals for Vendor’s provision of New Services. Vendor shall not be required to submit any such proposal unless the New Services are (1) generally provided by Vendor, (2) required by Law or (3) reasonably related to the Services and will be performed within TXUED’s service territory as such service territory exists on the Master Agreement Effective Date or within a reasonable geographic proximity to such service territory, in which case Vendor shall promptly prepare a New Services proposal for TXUED’s consideration. Unless otherwise agreed by the Parties, Vendor shall prepare New Services proposals at no additional charge to TXUED and shall use commercially reasonable efforts to deliver New Services proposals to TXUED within thirty (30) days of its receipt of TXUED’s request or more quickly in the case of a pressing business need or an emergency situation. TXUED shall timely provide such information as Vendor reasonably requests in order to prepare New Service proposals.  Vendor’s New Services proposals shall include the following at a level of detail sufficient to permit TXUED to make an informed business decision: (i) a project plan and fixed price or price estimate for the New Service, (ii) a breakdown of such price or estimate, (iii) any efficiency or productivity improvements that such New Service shall enable in Vendor’s performance and/or TXUED’s receipt and use of the Services, (iv) a description of the service levels to be associated with such New Service, (v) a schedule for commencing and completing the New Service, (vi) a description of any new Resources to be provided by Vendor in connection with the New Service, (vii) a description of any Resources necessary to provide the New Service and (viii) any additional facilities or labor resources to be provided by TXUED in connection with the proposed New Service. TXUED may accept or reject any New Services proposal in its sole discretion and Vendor shall not be obligated to perform any New Services to the extent the applicable proposal is rejected. TXUED’s acceptance of a New Services proposal shall only be valid and binding on TXUED if approved in writing by the TXUED Account Executive. Unless the Parties otherwise agree, if TXUED accepts Vendor’s proposal, Vendor will perform the New Services and be paid in accordance with the proposal submitted by Vendor and the provisions of this Agreement. Upon TXUED’s acceptance of a Vendor proposal for New Services, the scope of the Services will be expanded and the applicable Services Agreement will be modified to include such New Services. Notwithstanding any provision to the contrary, (i) Vendor shall act reasonably and in good faith in formulating such pricing proposal, (ii) Vendor shall identify potential means of reducing the cost to TXUED, including utilizing Subcontractors as and to the extent appropriate and (iii) such pricing proposal shall comply with the terms of Section 10.8.

(b)
Use of Third Parties. TXUED may elect to solicit and receive bids from third parties to perform any New Services. If TXUED elects to use third parties to perform New Services, (i) such New Services shall not be deemed “Services” under this Agreement, and (ii) Vendor shall cooperate with such third parties as provided in Section 4.3(b).

AMENDED AND RESTATED
MASTER AGREEMENT

(c)
Services Evolution and Modification. The Parties anticipate that the Services will evolve and be supplemented, modified, enhanced or replaced over time to keep pace with technological and process advancements and improvements in the methods of performing and delivering services and the changes in the businesses of TXUED. The Parties acknowledge and agree that these changes will modify the Services and will not be deemed to result in New Services unless the changed services meet the definition of New Services, in which case Vendor shall have the right to produce a proposal for TXUED to provide such New Services.

(d)
End User and Eligible Recipient Requests. Vendor will promptly inform the TXUED Account Executive of any requests for New Services, and subject to the provisions of Subsection (a) above, shall submit any proposals for New Services to the TXUED Account Executive. Vendor shall not agree to provide New Services without the prior written approval of the TXUED Account Executive. If Vendor fails to comply strictly with this Section 10.5(d), it shall receive no compensation for any services rendered to any person or entity.

(e)
Efforts to Reduce Costs and Charges. TXUED may request that the Parties work together to identify ways to achieve reductions in the cost of service delivery and corresponding reductions in the Charges to be paid by TXUED by modifying or reducing the nature or scope of the Services, the applicable Service Levels or other contract requirements. If requested by TXUED, Vendor shall promptly prepare a proposal at a level of detail sufficient to permit TXUED to make an informed business decision identifying all viable means of achieving the desired reductions without adversely impacting business objectives or requirements identified by TXUED. In preparing such a proposal, Vendor shall give reasonable consideration to any means of achieving such reductions proposed by TXUED, Vendor shall negotiate in good faith with TXUED about each requested reduction in Charges and shall identify to TXUED if and to what extent the cost of service delivery may be reduced by implementing various changes in this Agreement. TXUED shall not be obligated to accept or implement any proposal, and Vendor shall not be obligated to implement any change that affects the terms of this Agreement unless and until such change is reflected in a written amendment to this Agreement.

10.6	Proration. Periodic charges under this Agreement are to be computed on a calendar month basis, and shall be prorated for any partial month on a calendar day basis.

10.7	Refundable Items.

If either Party should receive a refund, credit, discount or other rebate for goods or services paid by the other Party, the recipient Party shall (i) notify the other Party of such refund, credit, discount or rebate and (ii) pay the full amount of such refund, credit, discount or rebate to the other Party.

AMENDED AND RESTATED
MASTER AGREEMENT

10.8	***

11.	INVOICING AND PAYMENT

11.1	Invoicing.

(a)
Invoice. Following the Services Agreement Commencement Date for each Services Agreement, Vendor shall present invoices to TXUED twice each month for any Charges due and owing under that Services Agreement for the preceding period (the “Bi-Monthly Invoice”), including the Base Services Charges and any ARCs and RRCs. Each Bi-Monthly Invoice shall be presented by Vendor to TXUED within five (5) days after the first (1st) and fifteenth (15th) day of each month. Each Bi-Monthly invoice shall be delivered to TXUED, at its request, at the address(es) listed in Section 19.3 and/or electronically. Except as otherwise expressly permitted in Exhibit 11, Vendor shall not invoice TXUED for any advance or concurrent charges or other amounts.

(b)
Payment. Subject to the other provisions of this Article 11, each Bi-Monthly Invoice shall be due and payable within fifteen (15) days after receipt by TXUED of such Bi-Monthly Invoice unless the amount in question is disputed in accordance with Section 11.4.

(c)
Form and Data. At TXUED’s request, Vendor shall provide separate Bi-Monthly Invoices for each Eligible Recipient then receiving Services, allocated among such Eligible Recipients based on the chargeback data generated by Vendor and/or the allocation formula provided by TXUED. Each invoice shall (i) comply with all applicable legal, regulatory and accounting requirements and (ii) allow TXUED to validate volumes and fees. Upon TXUED’s request, Vendor shall within seven (7) days provide TXUED with information and data to permit TXUED to chargeback internally to the same organizational level and at the same level of detail in use by TXUED as of the Services Agreement Commencement Date as has been communicated by TXUED to Vendor. Each invoice shall include the pricing calculations and related data utilized to establish the Charges. The data underlying each invoice shall be delivered to TXUED electronically in a form and format compatible with TXUED’s accounting systems.

***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

AMENDED AND RESTATED
MASTER AGREEMENT

(d)
Credits. To the extent a credit may be due to TXUED pursuant to this Agreement, Vendor shall provide TXUED with an appropriate credit against amounts then due and owing; if no further payments are due to Vendor, Vendor shall pay such amounts to TXUED within fifteen (15) days of the date of Vendor’s final invoice.

(e)
Time Limitation. If Vendor fails to provide an invoice (other than with respect to Pass-Through Expenses) to TXUED for any amount within one hundred eighty (180) days after the month in which the Services in question are rendered or the expense incurred, Vendor shall waive all rights it may otherwise have to invoice for and collect such amount.

11.2
Payment Due. Any undisputed amounts due under this Agreement for which a time of payment is not otherwise specified shall be due and payable within fifteen (15) days of the receipt of a proper invoice by TXUED.  Any late payments shall be subject to interest from the date on which payment was due at the then current rate set by Citibank, N.A. as its prime lending rate plus two (2) percent per annum. Additionally, in the case of each Bi-Monthly Invoice, if any undisputed amount thereof is not paid by the date due under Section 11.1(b), then, from and after the date of notice from Vendor to TXUED stating that such amount is overdue, such amount shall be subject to interest from and including the date of such notice to and including the actual date of payment at the lesser of (i) the then current rate set by Citibank, N.A. as its prime lending rate plus ten percent (10%), per annum (ii) or the highest interest rate permitted by applicable law.

11.3
Set Off. With respect to any amount to be paid or reimbursed by either Party under a particular Services Agreement, such Party may set off against such amount any amount that the other Party is obligated to pay or credit such Party under the applicable Services Agreement.

11.4	Disputed Charges. TXUED may only withhold payment of relevant portions of the Charges if TXUED reasonably disputes such portions of the Charges in good faith subject to the following:

(a)	Description and Explanation. TXUED shall notify Vendor and provide a description of the particular Charges in dispute and an explanation of the reason why TXUED disputes such Charges.

(b)
Continued Performance. If TXUED has withheld payment in accordance with the provisions of this Section, each Party agrees to continue performing its obligations under this Agreement while the applicable dispute is being resolved unless and until such obligations are terminated by the termination or expiration of this Agreement.

(c)
Resolutions of Disputed Amounts and Incorrect Invoices. Upon resolution of a dispute regarding disputed Charges or inaccurate invoices, (i) TXUED shall promptly pay to Vendor any such Charges determined to be due to Vendor together with interest from the date originally due at the then current rate set by Citibank, N.A. as its prime lending rate plus two (2) percent per annum and (ii) Vendor shall promptly pay to TXUED an amount equal to (x) the dollar amount of inaccuracies on the invoice multiplied by (y) the then current rate set by Citibank, N.A. as its prime lending rate plus two (2) percent per annum.

AMENDED AND RESTATED
MASTER AGREEMENT

(d)
No Waiver. Neither the failure to dispute any Charges or amounts prior to payment nor the failure to withhold any amount shall constitute, operate or be construed as a waiver of any right TXUED may otherwise have to dispute any Charge or amount or recover any amount previously paid.

12.	TXUED DATA AND OTHER PROPRIETARY INFORMATION

12.1
TXUED Ownership of TXUED Data. TXUED Data are and shall remain the property of TXUED and Vendor shall not possess or assert any lien or other interest, title or right in, to or under any TXUED Data. Vendor shall promptly deliver TXUED Data (or the portion of such TXUED Data specified by TXUED) to TXUED in the format and on the media on which such TXUED Data is held or contained by Vendor in accordance with this Agreement (i) at any time at TXUED’s request, (ii) at the end of the term of each applicable Services Agreement and the completion of all requested Termination Assistance Services or (iii) with respect to particular TXUED Data, at such earlier date that such data are no longer required by Vendor to perform the Services. Thereafter, Vendor shall return or destroy, as directed by TXUED, all copies of the TXUED Data in Vendor’s possession or under Vendor’s control within ten (10) days and deliver to TXUED written certification of such return or destruction signed by a senior executive of Vendor. TXUED Data shall not be utilized by Vendor for any purpose other than the performance of Services and shall not be sold, assigned, leased, commercially exploited or otherwise provided to third parties by or on behalf of Vendor or any Vendor Personnel, but may, subject to TXUED’s prior approval, be blended or aggregated with Vendor’s other customers’ data to develop benchmarks and for other research and development activities (provided that Vendor shall not disclose to any other person or Entity that portion of TXUED Data that specifically identifies TXUED, TXUED’s customers, officers, directors, employees, agents or representatives or any personally identifiable information of any such persons. Notwithstanding any other provision of this Agreement, Vendor shall not undertake or engage in any activity with respect to any TXUED Personal Data which would, under applicable Privacy Laws, constitute Vendor’s functioning in the capacity of a “controller,” as such capacity may be identified and defined in the respective applicable Privacy Laws and Vendor shall promptly notify TXUED if it believes that any use of TXUED Data by Vendor contemplated under this Agreement or to be undertaken as part of the Services would, under applicable Privacy Laws, constitute Vendor so functioning in the capacity of a “controller.”

12.2	Safeguarding TXUED Data.

(a)
Safeguarding Procedures. Vendor shall establish and maintain environmental, safety and facility procedures, data security procedures and other safeguards against the destruction, loss or unauthorized access, use or alteration of TXUED Data in the possession of Vendor which are (i) no less rigorous than those maintained by TXUED as of the applicable Services Agreement Commencement Date (or implemented by TXUED in the future to the extent deemed necessary by TXUED), as the same may be amended or modified from time to time, and (ii) adequate to meet the requirements of TXUED’s then current records retention policy. Vendor will revise and maintain such procedures and safeguards upon TXUED’s request, and any Material Change resulting from additions or modifications to such procedures or safeguards shall be addressed through the Change Control Process. TXUED shall have the right to establish backup security for TXUED Data and to keep in its possession backup copies of TXUED Data at TXUED’s expense. Vendor shall remove all TXUED Data from any of its media, or media for which it is operationally responsible, taken out of service and shall destroy or securely erase such media in accordance with the Policy and Procedures Manual. No media on which TXUED Data is stored may be used or re-used to store data of any other customer of Vendor or to deliver data to a third party, including another Vendor customer, unless securely erased in accordance with the Policy and Procedures Manual. In the event Vendor discovers or is notified of a breach or potential breach of security relating to TXUED Data, Vendor shall (i) immediately notify TXUED of such breach or potential breach and perform a Root Cause Analysis thereon, (ii) investigate such breach or potential breach, (iii) if the breach is attributable to Vendor, remediate the effects of such breach or potential breach and (iv) if the breach is attributable to Vendor, provide TXUED with such assurances as TXUED shall request that such breach or potential breach will not recur.

AMENDED AND RESTATED
MASTER AGREEMENT

(b)
Reconstruction Procedures. Vendor shall be responsible for developing and maintaining procedures for the reconstruction of destroyed, lost or altered TXUED Data which are (i) no less rigorous than those maintained by TXUED as of the applicable Services Agreement Commencement Date and (ii) no less rigorous than those maintained by Vendor for its own and other customers’ information of a similar nature as the same may be amended and modified from time to time.

(c)
Corrections. Vendor shall correct all TXUED Data that is or was used by Vendor or in its possession or under its control that is altered or that becomes inaccurate after the Master Agreement Effective Date; provided that any such alteration or inaccuracy caused by TXUED or that existed prior to the Master Agreement Effective Date shall be corrected by Vendor at TXUED's expense.

(d)
Restoration. Vendor shall restore all TXUED Data that is destroyed or becomes lost after the applicable Services Agreement Commencement Date (other than in the instances in which the Parties reasonably agree that it would be impracticable to restore such TXUED Data); provided that any destruction or loss caused by TXUED or that existed prior to the applicable Services Agreement Commencement Date shall be corrected by Vendor at TXUED's expense.

AMENDED AND RESTATED
MASTER AGREEMENT

12.3	Confidentiality.

(a)
Proprietary Information. Vendor and TXUED each acknowledge that the other possesses and will continue to possess information that has been developed or received by it, has commercial value in its or its customers’ businesses and is not generally available to the public. Except as otherwise specifically agreed in writing by the Parties, “Proprietary Information” shall mean (i) this Agreement and the terms hereof, (ii) all information marked confidential, restricted or proprietary by either Party and (iii) any other information that is treated as confidential by the disclosing Party and would reasonably be understood to be confidential, whether or not so marked. In the case of TXUED, Proprietary Information also shall include TXUED Data, attorney-client privileged materials, attorney work product, customer lists, customer contracts, customer information, rates and pricing, information with respect to competitors, strategic plans, account information, rate case strategies, research information, chemical formulae, product formulations, plant and equipment design information, catalyst information, information that contains trade secrets, financial/accounting information (including assets, expenditures, mergers, acquisitions, divestitures, billings collections, revenues and finances), human resources and personnel information, marketing/sales information, information regarding businesses, plans, operations, third party contracts, licenses, internal or external audits, law suits, regulatory compliance or other information or data, but only to the extent it is obtained, received, transmitted, processed, stored, archived, or maintained by Vendor strictly for use under this Agreement. By way of example, TXUED’s Proprietary Information shall include plans for changes in TXUED Facilities, Business Units and product lines, plans for business mergers, acquisitions or divestitures, rate information, plans for the development and marketing of new products, financial forecasts and budgets, technical proprietary information, employee lists and company telephone or e-mail directories. In the case of Vendor, Proprietary Information shall include Vendor Data, data, financial information, account information, information regarding Vendor’s business plans and operations and proprietary software, tools and methodologies owned by Vendor and used in the performance of the Services, plans for changes in Vendor’s facilities, Business Units and product lines, plans for business mergers, acquisitions or divestitures, plans for the development and marketing of new products, financial forecasts and budgets, technical proprietary information, employee lists and company telephone or e-mail directories. Each Party’s Proprietary Information shall remain the property of such Party.

(b)	Obligations.

(i)
During the Term and at all times thereafter subject to Section 12.3(f), Vendor and TXUED shall not disclose, and shall maintain the confidentiality of, all Proprietary Information of the other Party. TXUED and Vendor shall each use at least the same degree of care to safeguard and to prevent disclosing to third parties the Proprietary Information of the other as it employs to avoid unauthorized disclosure, publication, dissemination, use, destruction, loss or alteration of its own information (or information of its customers) of a similar nature, but not less than reasonable care. Each Party’s personnel shall have access to the other Party’s Proprietary Information only to the extent necessary for such person to perform his or her obligations under or with respect to this Agreement or as otherwise naturally occurs in such person’s scope of responsibility, provided that such access is not in violation of Law.

AMENDED AND RESTATED
MASTER AGREEMENT

(ii)
The Parties may disclose Proprietary Information to their Affiliates (except where prohibited by TXUED Rules or Vendor’s rules of which TXUED has been made aware), auditors, attorneys, accountants, consultants, contractors, subcontractors and other professional advisors, where (A) use by such person or entity is authorized under this Agreement or (B) such disclosure is necessary for the performance of such person’s or entity’s obligations under or with respect to this Agreement (including in furtherance of the preservation or exercise of the rights, remedies and privileges of a Party) or otherwise naturally occurs in such person’s or entity’s scope of responsibility. The disclosing Party shall be responsible for the acts or omissions of such person or entity and shall take all necessary steps to ensure that the Proprietary Information is not disclosed or used in contravention of this Agreement. Any disclosure to such person or entity shall be under the terms and conditions as provided herein.

(iii)
Neither Party shall (A) make any use or copies of the Proprietary Information of the other Party except as contemplated by this Agreement, (B) acquire any right, title or interest in, to or under or assert any lien against the Proprietary Information of the other Party, (C) sell, assign, transfer, lease, or otherwise dispose of Proprietary Information to third parties or commercially exploit such information, including through Derivative Works or (D) refuse for any reason (including a default or material breach of this Agreement by the other Party) to promptly provide the other Party’s Proprietary Information (including copies thereof) to the other Party if requested to do so. Upon expiration or any termination of this Agreement and completion of each Party’s obligations under this Agreement, each Party shall return or destroy, as the other Party may direct, all documentation in any medium that contains, refers to or relates to the other Party’s Proprietary Information within thirty (30) days. Each Party shall deliver to the other Party written certification of its compliance with the preceding sentence signed by a senior executive of such Party. In addition, each Party shall take all necessary steps to ensure that its employees comply with these confidentiality provisions.

(c)
Exclusions. Section 12.3(b) shall not apply to any particular information which the receiving Party can demonstrate: (i) is, at the time of disclosure to it, generally available to the public other than through a breach of the receiving Party’s or a third party’s confidentiality obligations, (ii) after disclosure to it, is published by the disclosing Party or otherwise becomes generally available to the public other than through a breach of the receiving Party’s or a third party’s confidentiality obligations, (iii) is lawfully in the possession of the receiving Party at the time of disclosure to it, (iv) is received from a third party having a lawful right to disclose such information or (v) is independently developed by the receiving Party without reference to Proprietary Information of the disclosing Party. Information disclosed hereunder and any combination of features thereof shall not be deemed to be within the foregoing exceptions merely because such information or any combination of the individual features thereof are embraced by more general information in the public knowledge or literature. In addition, the receiving Party shall not be considered to have breached its obligations under this Section for disclosing Proprietary Information of the other Party as required, in the opinion of legal counsel, to satisfy any legal requirement of a competent government body, provided that promptly upon receiving any such request such Party, to the extent it may legally do so, advises the other Party of the Proprietary Information to be disclosed and the identity of the third party requiring such disclosure prior to making such disclosure in order that the other Party may interpose an objection to such disclosure, take action to assure confidential handling of the Proprietary Information or take such other action as it deems appropriate to protect the Proprietary Information. The receiving Party shall use commercially reasonable efforts to cooperate with the disclosing Party in its efforts to seek a protective order or other appropriate remedy or in the event such protective order or other remedy is not obtained, to obtain assurance that confidential treatment will be accorded such Proprietary Information.

AMENDED AND RESTATED
MASTER AGREEMENT

(d)
Misuse of Proprietary Information. Each Party shall (i) immediately notify the other Party of any possession, use, knowledge, disclosure, publication, dissemination, alteration or loss of such other Party’s Proprietary Information in contravention of this Agreement, (ii) promptly furnish to the other Party all known details and assist such other Party in investigating and/or preventing the reoccurrence thereof, (iii) cooperate with the other Party in any investigation or litigation deemed necessary by such other Party to protect its rights and (iv) promptly use all commercially reasonable efforts to prevent further possession, use, knowledge, disclosure, publication, dissemination, alteration or loss of Proprietary Information in contravention of this Agreement. Each Party shall bear any costs it incurs in complying with this Section 12.3(d).

(e)
No Implied Rights. Nothing contained in this Section 12.3 shall be construed as obligating a Party to disclose its Proprietary Information to the other Party, or as granting to or conferring on a Party, expressly or impliedly, any rights, title, interests or license in, to or under any Proprietary Information of the other Party.

(f)
Survival. The Parties’ obligations of non-disclosure and confidentiality shall survive the expiration or termination of this Agreement for a period of three (3) years other than with respect to trade secrets, in which case the obligations shall survive until such time as the applicable information no longer constitutes Proprietary Information as defined in this Agreement.

AMENDED AND RESTATED
MASTER AGREEMENT

12.4
File Access. Subject to reasonable security, confidentiality and regulatory restrictions imposed by Vendor, TXUED shall have access to, and the right to review and retain the entirety of, all computer or other files containing TXUED Data, as well as all systems and network logs, system parameters and documentation. At no time shall any of such files or other materials or information be stored or held in a form or manner not accessible to TXUED. Upon the request of the TXUED Account Executive, Vendor shall confirm that all files and other information provided to TXUED are complete and that no material element, amount, or other fraction of such files or other information to which TXUED may request access or review has been deleted, lost, withheld, disguised or encoded in a manner inconsistent with the purpose and intent of providing access to TXUED as contemplated by this Agreement.

13.	REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS

13.1	Reserved.

13.2	Authorization.

Each Party represents and warrants to the other that:

(a)	Existence. It is duly incorporated, formed or organized, as applicable, validly existing and in good standing under applicable Laws;

(b)	Power and Authority. It has the requisite organizational power and authority to execute, deliver and perform its obligations under this Agreement;

(c)
Legal Authority. It has obtained all governmental authorizations, approvals or permits required to perform its obligations under this Agreement under all applicable Laws, except to the extent the failure to obtain any such authorizations, approvals or permits is, in the aggregate, immaterial;

(d)
Due Authorization. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the requisite organizational action on the part of such Party; and

(e)
No Violation or Conflict. The execution, delivery and performance of this Agreement shall not constitute a violation of any judgment, order or decree; a material default under any material contract by which it or any of its material assets are bound; or an event that would, with notice or lapse of time, or both, constitute such a default.

13.3	Compliance with Laws.

(a)
Compliance by Vendor. Vendor represents, warrants and covenants that, with respect to the provision or receipt of the Services and the performance of its other legal and contractual obligations hereunder, it is and shall be, in compliance with all applicable Laws, including identifying and procuring applicable permits, certificates, approvals and inspections required under all Laws. If a charge of non-compliance by Vendor with any Law occurs that impacts or is likely to impact Vendor’s performance under this Agreement, Vendor shall promptly notify TXUED of such charge.

AMENDED AND RESTATED
MASTER AGREEMENT

(b)
Compliance by TXUED. TXUED represents, warrants and covenants that, with respect to the performance of its legal and contractual obligations hereunder, it is and shall be, in compliance with all applicable Laws. If a charge of non-compliance by TXUED with any Law occurs that impacts or is likely to impact Vendor’s performance under this Agreement, TXUED shall promptly notify Vendor of such charge.

(c)
Compliance Data and Reports. At no additional charge and upon a Party’s request, the other Party shall provide the requesting Party with data and reports in such Party’s possession necessary for the requesting Party to meet its obligations to comply with Laws.

(d)
Notice of Laws. The Parties shall cooperate in interpreting Laws and identifying the impact of Laws on the Services; provided that with respect to those Laws applicable to the businesses of TXUED, TXUED shall retain the right, in its reasonable discretion, to interpret and determine the impact of such Laws on the Services. At TXUED’s request, Vendor Personnel shall participate in TXUED provided regulatory compliance training programs.

(e)
Compliance with Changes in Laws. Vendor shall comply with all changes in Laws relevant to the provision of the Services and the performance of its other legal and contractual obligations hereunder. Vendor is specifically on notice that such Laws include the Public Utility Regulatory Act and the Substantive Rules Applicable to Electric Service Providers, Texas Administrative Code, Title 16, Part II, Chapter 25, and any and all Laws that may be referenced in the TXUED Rules, TXUED Standards and other TXUED policies and procedures provided to Vendor from time to time.

(f)
TXUED Costs and Savings. TXUED shall be responsible for all costs and expenses resulting from changes in Laws applicable to the businesses of TXUED or TXUED’s receipt or use of the Services (including those changes in Laws applicable to the businesses of TXUED that impact the Services, as provided in Section 13.3(d)). Any Material Change resulting from changes in Laws applicable to the businesses of TXUED or TXUED’s receipt or use of the Services (including those changes in Laws applicable to the businesses of TXUED that impact the Services, as provided in Section 13.3(d)) shall be addressed through the Change Control Process. To the extent such changes in Laws impact other Vendor customers, any additional costs shall be apportioned on an equitable basis to all such customers.

(g)
Vendor Costs and Changes in Law. If, following January 1, 2005, there has been or is any change in any Law (excluding only changes in income tax Laws) that impacts the Services or that results in any increases in Vendor’s direct or indirect costs or expenses (including those embedded in Vendor’s cost structure) that result in a Material Change, Vendor shall have the right to additional payments or increased usage charges as a result of any Material Change resulting from such change in any Law, which shall be addressed through the Change Control Process.

AMENDED AND RESTATED
MASTER AGREEMENT

(h)
Compliance with Data Privacy Laws. Without limiting the foregoing, with respect to any TXUED Personal Data, Vendor shall provide TXUED with such assistance as TXUED may reasonably require to fulfill its responsibilities under the respective applicable Privacy Laws.

(i)
Responsibility. Vendor shall be responsible for any Losses imposed on Vendor or TXUED resulting from any failure of Vendor to comply with applicable Laws or respond in a timely manner to changes in such Laws, unless and to the extent such failure directly results from the acts or omissions of TXUED, an Eligible Recipient or an TXUED Third Party Contractor in contravention of TXUED’s obligations under this Agreement. TXUED shall be responsible for any Losses imposed on Vendor or TXUED resulting from any failure of TXUED to comply with applicable Laws or respond in a timely manner to changes in such Laws, unless and to the extent such failure directly results from the acts or omissions of Vendor or any Vendor Personnel in contravention of Vendor’s obligations under this Agreement.

13.4	Resources.

(a)
Ownership and Use. Vendor represents, warrants and covenants that it is either the owner of, or authorized to use, any and all Resources used by Vendor in providing the Services, and has and shall have sufficient rights to grant to TXUED those rights and licenses contained in this Agreement. As to such Resources that Vendor does not own, Vendor shall advise TXUED as to the ownership and extent of Vendor’s rights with regard to such Resources to the extent any limitation in such rights would impair Vendor’s performance of its obligations under this Agreement.

(b)	Performance. Vendor warrants and covenants that all Resources used by Vendor in providing the Services shall be Compliant.

(c)
Nonconformity. In the event that any Resources used by Vendor in providing the Services are not Compliant and/or materially and adversely affect the Services, Vendor shall expeditiously repair or replace such Resources with Compliant Resources.

13.5
Non-Infringement. Each Party represents and warrants that it shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, and that all Materials provided under this Agreement or any other Transaction Document by such Party or its Affiliates to the other Party at any time will not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary, intellectual property or privacy rights of any third party; provided, however, that the performing or providing Party shall not have any obligation or liability to the extent any infringement or misappropriation is caused by (i) Materials provided by the other Party, (ii) modifications made by the other Party or its contractors or subcontractors, without the knowledge or approval of the performing Party, (iii) the other Party’s combination of the performing Party’s work product or Materials with items not furnished, specified or reasonably anticipated by the performing Party or contemplated by this Agreement, (iv) a breach of this Agreement by the other Party or (v) the failure of the other Party to use corrections or modifications provided by the performing Party offering equivalent features and functionality. Each Party further represents and warrants that it will not use or create materials in connection with the Services which are libelous, defamatory or obscene.

AMENDED AND RESTATED
MASTER AGREEMENT

13.6
TXUED 2004 Base Case. TXUED represents and warrants that it is not aware of any material errors or omissions in the TXUED 2004 Base Case. To the best of TXUED’s knowledge, TXUED’s actual costs for the Base Services that were performed by TXUED and TXUED Third Party Contractors in calendar year 2005 bear a reasonable relation to the Base Services Charges.

13.7	Reserved.

13.8
Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT (WHICH, FOR THE AVOIDANCE OF DOUBT, INCLUDES EACH OF THE SERVICES AGREEMENTS), EACH PARTY DISCLAIMS, AND NEITHER PARTY MAKES ANY REPRESENTATIONS, COVENANTS OR WARRANTIES TO THE OTHER PARTY, WHETHER EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES AND COVENANTS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL OTHER WARRANTIES ARISING BY OPERATION OF LAW, COURSE OF DEALING, CUSTOM OF TRADE OR OTHERWISE.

14.	INSURANCE AND RISK OF LOSS

14.1	Vendor Insurance. Vendor shall comply with the provisions of Exhibit 9.

15.	INDEMNITIES

15.1
Indemnity by Vendor. Vendor agrees to indemnify, defend and hold harmless TXUED and its officers, directors, employees, agents, representatives, successors and assigns from and against any and all Losses due to third party claims (excluding the claims of TXUED’s Affiliates and Eligible Recipients) arising from or in connection with any of the following:

(a)	Representations and Warranties. Vendor’s breach of any of its representations and warranties set forth in this Agreement.

AMENDED AND RESTATED
MASTER AGREEMENT

(b)
Licenses, Leases and Contracts. Vendor’s failure to observe or perform any duties or obligations to be observed or performed on or after the applicable Services Agreement Commencement Date by Vendor under third party licenses, equipment leases or other Third Party Contracts used by Vendor to provide the Services.

(c)	TXUED Data or Proprietary Information. Vendor’s breach of its obligations with respect to TXUED Data or TXUED Proprietary Information.

(d)
Infringement. Infringement or misappropriation or alleged infringement or alleged misappropriation of a patent, trade secret, copyright, trademark or other proprietary or intellectual property rights in breach of Vendor’s representations, warranties and covenants in Sections 13.4(a) or 13.5.

(e)
Government Claims. Claims by government regulators or agencies for fines, penalties, sanctions, interest charges or other remedies to the extent such fines, penalties, sanctions, interest charges or other remedies are attributable to Vendor’s breach of this Agreement or the wrongful acts or omissions of Vendor or any Vendor Personnel in connection with Vendor’s performance of the Services.

(f)	Taxes. Taxes, together with interest and penalties, that are the responsibility of Vendor under Section 10.4.

(g)	Other Third Parties. Services, products or systems (not constituting Services provided pursuant to this Agreement) provided by Vendor to a third party.

(h)
Affiliate or Subcontractor Claims. Any claim initiated by (i) an Affiliate of Vendor or a Subcontractor asserting rights arising under or relating to this Agreement other than a claim for which TXUED is obligated to indemnify Vendor under this Agreement, or (ii) any entity to which Vendor assigned, transferred, pledged, hypothecated or otherwise encumbered its rights to receive payments from TXUED under this Agreement without TXUED’s consent.

(i)
Vendor Personnel Injury Claims. Any claim by Vendor Personnel for death or bodily injury suffered at an TXUED Facility other than claims for death or bodily injury caused by any act, omission, fault, negligence or gross negligence by TXUED.

(j)
Employment Claims. Any claim (including claims by current or former TXUED employees, including Transitioned Employees) relating to any (i) violation by Vendor or its officers, directors, employees, representatives or agents, of any Laws or any common Law protecting persons or members of protected classes or categories, including Laws prohibiting discrimination or harassment on the basis of a protected characteristic, (ii) liability arising or resulting from the employment of Vendor Personnel (including Transitioned Employees) by Vendor (including liability for any social security or other employment taxes, workers’ compensation claims and premium payments, and contributions applicable to the wages and salaries of such Vendor Personnel), (iii) payment or failure to pay any salary, wages or other cash compensation due and owing to any Vendor Personnel (including Transitioned Employees from and after their Employment Effective Dates), (iv) employee pension or other benefits of any Vendor Personnel (including Transitioned Employees) accruing from and after their Employment Effective Date, (v) other aspects of the employment relationship of Vendor Personnel (including Transitioned Employees) with Vendor or the termination of such relationship, including claims for wrongful discharge, claims for breach of express or implied employment contract and claims of joint employment and/or (vi) liability resulting from representations (oral or written) to the TXUED employees identified on Schedule M to the applicable Services Agreement by Vendor (or its respective officers, directors, employees, representatives or agents), or other acts or omissions with respect to the TXUED employees identified on Schedule M to the applicable Services Agreement by such persons or entities, including any act, omission or representation made in connection with the interview, selection, hiring and/or transition process, the offers of employment made to such employees, the failure to make offers to any such employees or the terms and conditions of such offers (including compensation and employee benefits), except, in each case, to the extent arising out of: (i) any act, omission, fault or neglect of TXUED or TXUED Third Party Contractors, (ii) errors or inaccuracies in the information provided by TXUED and faithfully communicated by Vendor or (iii) the failure of TXUED or TXUED Third Party Contractors to comply with TXUED’s responsibilities under this Agreement.

AMENDED AND RESTATED
MASTER AGREEMENT

(k)
Vendor Acts and Omissions. Wrongful acts or omissions (including Vendor’s or any Vendor Personnel’s negligence and gross negligence) of Vendor or any Vendor Personnel in connection with Vendor’s performance of the Services.

(l)	Reserved.

(m)
Vendor Personnel Injury Claims. Any claims by Vendor employees for death or bodily injury suffered at an TXUED Facility or in their performance of services as Seconded Vendor Personnel other than claims for death or bodily injury caused by any act, omission, fault, negligence or gross negligence by TXUED or TXUED Third Party Contractors.

(n)
Tort Claims for Acts or Omissions of Seconded Vendor Personnel. Any tort claims brought by third parties for Losses caused by any act, omission, fault or negligence by Seconded Vendor Personnel in their performance of services, other than claims arising from or in connection with (i) Seconded Vendor Personnel following instructions from TXUED or (ii) any act, omission, fault, negligence or gross negligence by TXUED.

IT IS THE EXPRESS INTENT OF THE PARTIES THAT, FOR PURPOSES OF THIS SECTION 15.1, LOSSES AND VENDOR’S OBLIGATION TO INDEMNIFY, DEFEND AND HOLD HARMLESS SHALL INCLUDE LOSSES DUE TO THIRD PARTY CLAIMS ARISING FROM OR IN CONNECTION WITH TXUED’S CONCURRENT NEGLIGENCE. IN THE CASE OF CONTRIBUTORY NEGLIGENCE, LIABILITY WILL BE APPORTIONED BETWEEN THE PARTIES IN ACCORDANCE WITH EACH PARTY’S RESPECTIVE FAULT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION.

AMENDED AND RESTATED
MASTER AGREEMENT

15.2
Indemnity by TXUED. TXUED agrees to indemnify, defend and hold harmless Vendor and its officers, directors, employees, agents, representatives, successors and assigns from and against any and all Losses due to third party claims (excluding the claims of Vendor’s Affiliates and Subcontractors) arising from or in connection with any of the following:

(a)	Representations and Warranties. TXUED’s breach of any of its representations and warranties set forth in this Agreement.

(b)
Licenses, Leases or Contracts. TXUED’s failure to observe or perform any duties or obligations to be observed or performed by TXUED under any of the applicable third party licenses, equipment leases or Third Party Contracts to the extent TXUED is financially or operationally responsible under this Agreement.

(c)	Vendor’s Proprietary Information. TXUED's breach of its obligations with respect to Vendor’s Proprietary Information.

(d)
Infringement. Infringement or misappropriation or alleged infringement or alleged misappropriation of a patent, trade secret, trademark, copyright or other proprietary or intellectual property rights in contravention of TXUED’s representations, warranties and covenants in Section 13.5.

(e)
Taxes. Taxes, together with interest and penalties (other than interest or penalties resulting from Vendor’s failure to timely notify TXUED of Taxes due as required under Section 10.4), that are the responsibility of TXUED under Section 10.4.

(f)
Government Claims. Claims by government regulators or agencies for fines, penalties, sanctions, interest charges or other remedies to the extent such fines, penalties, sanctions, interest charges or other remedies are attributable to TXUED's breach of this Agreement.

(g)
TXUED Affiliate, Eligible Recipient or Third Party Contractor Claims. Any claim, initiated by an Affiliate of TXUED, an Eligible Recipient (other than TXUED) or an TXUED Third Party Contractor asserting rights arising under or relating to this Agreement, other than a claim for which Vendor is obligated to indemnify TXUED under this Agreement.

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MASTER AGREEMENT

(h)
Employment Claims. Any claim (including claims by current or former TXUED employees, including Transitioned Employees) relating to (i) violation by TXUED or its officers, directors, employees, representatives or agents of any Laws or any common Law protecting persons or members of protected classes or categories, including Laws prohibiting discrimination or harassment on the basis of a protected characteristic, (ii) liability arising or resulting from the employment of persons (including Transitioned Employees prior to their Employment Effective Date) by TXUED, (iii) payment or failure to pay any salary, wages or other cash compensation due and owing to any employee of TXUED (including Transitioned Employees prior to their Employment Effective Dates), (iv) employee pension or other benefits of any employee of TXUED (including Transitioned Employees prior to their Employment Effective Dates), (v) other aspects of the employment relationship of any employee of TXUED (including Transitioned Employees prior to their Employment Effective Dates and provided, in no event will TXUED be liable for any claim related to a Transitioned Employee’s employment relationship arising on or after such Transitioned Employee’s Employment Effective Date regardless of a finding by any court or authoritative body that TXUED is or was an employer of such Transitioned Employee on or after his or her Employment Effective Date) and/or (vi) liability resulting from any representations (oral or written) to the TXUED employees identified on Schedule M to the applicable Services Agreement by TXUED (or its officers, directors, employees, representatives or agents), or other acts of TXUED prior to the applicable Employment Effective Date in connection with the selection and hiring by Vendor of the TXUED employees identified on Schedule M to the applicable Services Agreement, except, in each case, to the extent arising out of (i) any act, omission, fault or neglect of Vendor (or its officers, directors, employees, representatives or agents), (ii) errors or inaccuracies in the information provided by Vendor and faithfully communicated by TXUED, or (iii) the failure of Vendor (or its officers, directors, employees, representatives or agents) to comply with Vendor’s responsibilities under this Agreement.

(i)
TXUED Personnel Injury Claims. Any claims by TXUED Personnel for death or bodily injury suffered at a Vendor Facility or in their performance of Services as Seconded TXUED Personnel other than claims for death or bodily injury caused by any act, omission, fault, negligence or gross negligence by Vendor.

(j)
Tort Claims for Acts or Omissions of Seconded TXUED Personnel. Any tort claims brought by third parties for Losses caused by any act, omission, fault or negligence by Seconded TXUED Personnel in their performance of Services, other than claims arising from or in connection with (i) Seconded TXUED Personnel following instructions from Vendor or (ii) any act, omission, fault, negligence or gross negligence by Vendor.

IT IS THE EXPRESS INTENT OF THE PARTIES THAT, FOR PURPOSES OF THIS SECTION 15.2, LOSSES AND TXUED’S OBLIGATION TO INDEMNIFY, DEFEND AND HOLD HARMLESS SHALL INCLUDE LOSSES DUE TO THIRD PARTY CLAIMS ARISING FROM OR IN CONNECTION WITH VENDOR’S CONCURRENT NEGLIGENCE. IN THE CASE OF CONTRIBUTORY NEGLIGENCE, LIABILITY WILL BE APPORTIONED BETWEEN THE PARTIES IN ACCORDANCE WITH EACH PARTY’S RESPECTIVE FAULT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION.

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15.3	Reserved.

15.4
Indemnification Procedures. With respect to claims which are subject to indemnification under this Agreement (other than as provided in Section 15.5 with respect to claims covered by Section 15.1(e) and Section 15.2(f)), the following procedures shall apply:

(a)
Notice. Promptly after receipt by any entity entitled to indemnification under this Agreement of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification hereunder, the indemnitee shall notify the indemnitor of such claim. No delay or failure to so notify an indemnitor shall relieve it of its obligations under this Agreement except to the extent that such indemnitor has suffered actual prejudice by such delay or failure. Within forty-five (45) days following receipt of notice from the indemnitee relating to any claim, but no later than five (5) days before the date on which any response to a complaint or summons is due, the indemnitor shall notify the indemnitee that the indemnitor elects to assume control of the defense and settlement of that claim (a “Notice of Election”).

(b)
Procedure Following Notice of Election. If the indemnitor delivers a Notice of Election within the required notice period, the indemnitor shall assume control (subject to indemnities right to participate at its own expense) over the defense and settlement of the claim; provided, however, that (i) the indemnitor shall keep the indemnitee reasonably apprised at all times as to the status of the defense, and (ii) the indemnitor shall obtain the prior written approval of the indemnitee before entering into any settlement of such claim asserting any liability against the indemnitee or imposing any liability, obligation or restriction on the indemnitee or ceasing to defend against such claim. The indemnitor shall not be liable for any legal fees or expenses incurred by the indemnitee following the delivery of a Notice of Election; provided, however, that to the extent permissible under applicable Law and to the extent that such conduct does or would not, or is not reasonably likely to, result in the waiver or of abandonment of legal privilege are in whole or in part, (i) the indemnitee shall be entitled to employ counsel at its own expense to participate in the handling of the claim and (ii) the indemnitor shall pay the fees and expenses associated with such counsel if, in the reasonable judgment of the indemnitee based on a written opinion of counsel, there is a conflict of interest with respect to such claim which is not otherwise resolved or if the indemnitor has requested the assistance of the indemnitee in the defense of the claim or the indemnitor has failed to defend the claim diligently. The indemnitor shall not be obligated to indemnify the indemnitee for any amount paid or payable by such indemnitee in the settlement of any claim if (i) the indemnitor has delivered a timely Notice of Election and such amount was agreed to without the written consent of the indemnitor, (ii) the indemnitee has not provided the indemnitor with notice of such claim and a reasonable opportunity to respond thereto or (iii) the time period within which to deliver a Notice of Election has not yet expired.

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MASTER AGREEMENT

(c)
Procedure Where No Notice of Election Is Delivered. If the indemnitor does not deliver a Notice of Election relating to any claim within the required notice period, the indemnitee shall have the right to defend the claim in such reasonable manner as it may deem appropriate subject to the terms of this Agreement. The indemnitor shall promptly reimburse the indemnitee for all such reasonable costs and expenses incurred by the indemnitee, including reasonable attorneys’ fees.

15.5	Indemnification Procedures - Governmental Claims. With respect to claims covered by Section 15.1(e) or Section 15.2(f), the following procedures shall apply:

(a)
Notice. Promptly after receipt by an indemnitee of notice of the commencement or threatened commencement of any action or proceeding involving a claim in respect of which the indemnitee will seek indemnification pursuant to Section 15.1(e) or Section 15.2(f), the indemnitee shall notify the indemnitor of such claim. No delay or failure to so notify the indemnitor shall relieve the indemnitor of its obligations under this Agreement except to the extent that the indemnitor has suffered actual prejudice by such delay or failure.

(b)
Procedure for Defense. The indemnitee shall be entitled, at its option, to have the claim handled pursuant to Section 15.4 or to retain sole control over the defense and settlement of such claim; provided that, the indemnitee shall (i) keep the indemnitor reasonably appraised as to the status of the defense, (ii) consult with the indemnitor on a regular basis regarding claim processing (including actual and anticipated costs and expenses) and litigation strategy, (iii) obtain prior written approval of the indemnitor before entering any indemnitor settlement proposals or suggestions and (iv) use commercially reasonable efforts to minimize any amounts payable or reimbursable by the indemnitor.

16.	LIABILITY

16.1	Force Majeure.

(a)
General. Subject to Section 16.1(d), no Party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused by fire, earthquake, acts of God, wars, riots, civil disorders, rebellions or revolutions, acts of terrorism, strikes, lockouts, labor disputes, inter-carrier telecommunications backbone failures, or any other similar cause beyond the reasonable control of such Party, except to the extent that the non-performing Party is at fault in failing to prevent or causing such default or delay, and provided that such default or delay cannot be, or could not have been, reasonably circumvented by the non-performing Party through the use of reasonable alternate sources, workaround plans or other means. Notwithstanding anything to the contrary in this Section: (i) strikes, lockouts or labor disputes involving Vendor (including Vendor Personnel) that are not of a widespread nature involving both Vendor and third parties, the failure by a Subcontractor to provide or perform any goods or services to Vendor (other than to the extent attributable to a force majeure event as described in the first sentence of this Subsection) or the breach by a Subcontractor of any of its obligations to Vendor shall not constitute force majeure events under this Agreement; and (ii) rain, snow, ice, wind, heat or other adverse weather conditions that could not have been reasonably expected or anticipated (“Weather Events”) shall constitute force majeure events under this Agreement with respect to Vendor, provided that the occurrence of any Weather Event shall only excuse Vendor’s performance under this Agreement to the extent (A) any such failure cannot be, or could not have been, reasonably circumvented by Vendor through the use of reasonable alternate sources, workaround plans or other means, and (B) Vendor uses and continues to use its best efforts to promptly resume performance of the Services in accordance with this Agreement.

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(b)
Duration and Notification. Upon the occurrence and during the continuance of such force majeure event the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party prevented, hindered or delayed in its performance of its obligations under this Agreement as a result of any force majeure event shall, as quickly as practicable under the circumstances, notify the Party to whom performance is due by telephone (to be confirmed in writing within two (2) days of the inception of such delay) and describe at a reasonable level of detail the circumstances of the force majeure event, the steps being taken to address such force majeure event, and the expected duration of such force majeure event.

(c)	***

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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MASTER AGREEMENT

(d)
Business Continuity and Disaster Recovery. Vendor shall (i) develop and submit to TXUED for TXUED’s review as soon as reasonably practicable after the applicable Services Agreement Effective Date (but in any event within one hundred twenty (120) days following the applicable Services Agreement Commencement Date), and upon TXUED’s approval institute a business continuity and a disaster recovery plan for the Services provided under each Services Agreement, (ii) periodically update and test the operability of the business continuity and disaster recovery plans during every twelve (12) month period that each business continuity plan and disaster recovery plan is fully operational, (iii) submit to TXUED for TXUED’s review and approval any material updates or other changes to the business continuity and disaster recovery plans and (iv) certify to TXUED at least every twelve (12) months that the business continuity and disaster recovery plans are fully operational. Upon the occurrence of a force majeure event, Vendor shall implement promptly, as appropriate, the applicable business continuity or disaster recovery plan and provide business continuity or disaster recovery Services. The occurrence of a force majeure event shall not relieve Vendor of its obligation to implement, as appropriate, the applicable business continuity or disaster recovery plan and provide business continuity or disaster recovery Services.

(e)
Payment Obligation. If Vendor fails to provide Services in accordance with this Agreement due to the occurrence of a force majeure event, all amounts payable to Vendor hereunder shall be equitably adjusted in a manner such that TXUED is not required to pay any amounts for Services that it is not receiving.

(f)
Allocation of Resources. Without limiting Vendor’s obligations under this Agreement, whenever a force majeure event or disaster causes Vendor to allocate limited resources between or among Vendor’s customers and its or their Affiliates, Vendor shall not provide to any other customers or its or their Affiliates priority over TXUED. In no event will Vendor unreasonably re-deploy or re-assign any Key Vendor Personnel to TXUED's material detriment to another customer or account in the event of the occurrence of a force majeure event or any other event.

16.2	Limitation of Liability.

(a)
EXCEPT WHERE THIS AGREEMENT EXPRESSLY PROVIDES FOR ANY LIQUIDATED FORM OF DAMAGES (WHICH THE PARTIES EXPRESSLY AGREE ARE ENFORCEABLE), NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, COLLATERAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, REGARDLESS OF THE FORM OF THE ACTION OR THE THEORY OF RECOVERY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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MASTER AGREEMENT

(b)
EXCEPT AS EXPRESSLY PROVIDED IN SECTION 16.2(C), THE TOTAL AGGREGATE LIABILITY OF EITHER PARTY, FOR ALL CLAIMS ASSERTED BY THE OTHER PARTY UNDER OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF THE ACTION OR THE THEORY OF RECOVERY, SHALL BE LIMITED TO THE PRODUCT OF (i) THE AGGREGATE TOTAL CHARGES PAID UNDER ALL OF THE SERVICES AGREEMENTS FOR THE TWELVE (12) MONTH PERIOD PRECEDING THE ACT OR OMISSION GIVING RISE TO SUCH LIABILITY OR, IN THE EVENT CHARGES HAVE NOT BEEN PAID FOR TWELVE (12) MONTHS UNDER THE INITIAL SERVICES AGREEMENT, AN AMOUNT EQUAL TO TWELVE (12) TIMES THE AGGREGATE TOTAL CHARGES PAID UNDER THE INITIAL SERVICES AGREEMENT IN THE MONTH PRECEDING SUCH ACT OR OMISSION, MULTIPLIED BY (ii) TEN PERCENT (10%) (“DAMAGES CAP”). AT THE END OF EACH CONTRACT YEAR THE DAMAGES CAP SHALL BE RESET TO AN AMOUNT EQUAL TO THE PRODUCT OF (1) THE AGGREGATE TOTAL CHARGES PAID UNDER THIS AGREEMENT DURING SUCH CONTRACT YEAR MULTIPLIED BY (2) TEN PERCENT (10%).

(c)	Exceptions to Limitations of Liability. The limitations and exculpations of liability set forth in Section 16.2(a) and Section 16.2(b) shall not apply with respect to:

(i)
Losses occasioned by: the willful misconduct of a Party, fraud of a Party or gross negligence of senior management of a Party; TXUED’s willful failure to pay undisputed Charges owed but not paid to Vendor hereunder (including TXUED’s obligations for payments under Sections 1.2(b), (c) and (f) and Section 18.9); Vendor’s willful failure to provide TXUED with any undisputed Service Level Credits, credits appearing on invoices and credits under Exhibit 11 to the Services Agreements owed TXUED; or either Party’s willful repudiation or willful refusal to perform all or any portion of this Agreement (including the Termination Assistance Services).

(ii)	Amounts paid with respect to third party claims that are the subject of indemnification under this Agreement, including under Section 15.1 and Section 15.2.

(d)
Acknowledged Direct Damages. The Parties acknowledge that Service Level Credits and amounts paid by a Party to a third party that are the subject of indemnification under this Agreement shall be considered direct damages under this Agreement.

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MASTER AGREEMENT

(e)	Items Not Considered Damages. The following shall not be considered damages subject to Section 16.2(a), and shall not be counted toward the liability cap specified in Section 16.2(b):

(i)	Amounts withheld by TXUED in accordance with this Agreement due to (and in the amount of any) incorrect Charges by Vendor.

(ii)	Amounts paid by TXUED but subsequently recovered from Vendor due to (and in the amount of any) incorrect Charges by Vendor.

(iii)	Invoiced Charges and other amounts that are due and owing to Vendor for Services under this Agreement.

16.3
Non-Recourse Liabilities. The obligations of each Party under this Agreement shall be satisfied solely from the assets of such Party, and such obligations shall in all cases be non-recourse to any of the directors, officers, shareholders, partners (whether limited or general), members, employees, agents or Affiliates of such Party.

17.	DISPUTE RESOLUTION

17.1
Informal Dispute Resolution. Prior to the initiation of formal dispute resolution procedures with respect to any dispute (including arbitration proceedings with respect to any Arbitrable Dispute), other than as provided in the last sentence of Section 17.1(c), or in Section 17.1(e) or Section 18.11, the Parties shall first attempt to resolve such dispute informally, as follows:

(a)
Initial Effort. The Parties agree to initially attempt to resolve all disputes at the operational level, beginning with the applicable Joint Working Group, with escalation of unresolved disputes to the Operational Governance Board and then to the Executive Governance Board, as applicable. Any disputes that are not resolved by the Executive Governance Board shall be escalated to the TXUED Account Executive and the Vendor Account Executive, and the TXUED Account Executive and the Vendor Account Executive shall attempt in good faith to resolve all such disputes. In the event the TXUED Account Executive and the Vendor Account Executive are unable to resolve a dispute within fourteen (14) days, either Party may refer the dispute for resolution to the senior corporate executives specified in Section 17.1(b) upon written notice to the other Party.

(b)
Escalation. Within five (5) days of a notice under Section 17.1(a) referring a dispute for resolution to the senior corporate executives, the Vendor Account Executive will prepare and provide to Vendor’s chief executive officer or his or her designee and the TXUED Account Executive will prepare and provide to a member of senior management of TXUED summaries of the non-privileged relevant information and background of the dispute, along with any appropriate non-privileged supporting documentation, for their review. The designated senior corporate executives will confer as often as they deem reasonably necessary in order to gather and furnish to the other all non-privileged information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution. The designated senior corporate executives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding. The specific format for the discussions will be left to the discretion of the designated senior corporate executives, but may include the preparation of agreed-upon statements of fact or written statements of position.

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MASTER AGREEMENT

(c)
Prerequisite to Formal Proceedings. Formal proceedings for the resolution of a dispute (including arbitration proceedings with respect to any Arbitrable Dispute) may not be commenced until the earlier of:

(i)	the designated senior corporate executives under Section 17.1(b) concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; and

(ii)	thirty (30) days after the initial notice under Section 17.1(a) referring the dispute to the senior corporate executives.

The provisions and time periods specified in this Section 17.1 shall not be construed to prevent a Party from instituting, and a Party is authorized to institute, formal proceedings earlier to (A) avoid the expiration of any applicable limitations period, (B) preserve a superior position with respect to other creditors or (C) address a dispute arising out of or relating to Section 4.2 or Article 12 or a dispute subject to Section 18.11.

(d)
Arbitrable Disputes. Subject to Section 17.1(e), the Parties agree that any Arbitrable Dispute shall be submitted by the Parties to final and binding arbitration under and in accordance with the following procedures:

(i)
Any arbitration proceedings conducted in respect of an Arbitrable Dispute shall be conducted pursuant to the American Arbitration Association Commercial Arbitration Rules, Title 9 of the U.S. Code and the Texas Arbitration Act, provided that the Parties agree that the American Arbitration Association shall not administer any such arbitration. Judgment on the ruling, finding or award rendered by the arbitrator(s) may be entered in the courts of Dallas County, Texas and/or the United States District Court for the Northern District of Texas (Dallas Division). Any challenge to any such ruling, finding or award shall be filed in, and each Party agrees not to remove or transfer such action from, the courts of Dallas County, Texas or the United States District Court for the Northern District of Texas (Dallas Division).

(ii)
Within ten (10) days after the end of the time period specified in Section 17.1(c)(ii), the Parties shall, if they can agree, select an arbitrator to resolve the Arbitrable Dispute. In the event that the Parties have not selected an arbitrator within ten (10) days of the end of the time period specified in Section 17.1(c)(ii), then the Arbitrable Dispute shall be resolved by majority decision of a panel of three (3) arbitrators, one (1) selected by each Party and the third selected by the two (2) Party-selected arbitrators, which the Parties agree to instruct such arbitrators to make.

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MASTER AGREEMENT

(iii)
Each Party shall provide to the arbitrator(s) in writing a statement of fact or statement of position and a proposal for resolution of the Arbitrable Dispute (each, a “Proposal”). At any time prior to the close of the arbitration proceeding, the Parties may exchange revised Proposals, which shall also be provided to the arbitrator(s). In rendering the ruling, finding or award, the arbitrator(s) shall choose either (A) the last Proposal submitted by TXUED or (B) the last Proposal submitted by Vendor, and shall select one or the other of such Proposals that the arbitrator(s) find(s) most reasonable and appropriate in light of the facts found at the arbitration proceeding (subject to clause (v) of this Subsection). No written statement of reasons shall accompany the ruling, finding or award.

(iv)	The place of arbitration shall be Dallas, Texas.

(v)
The arbitrator(s) shall have no authority to award punitive damages or any other damages not measured by the prevailing Party’s actual, direct damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.

(vi)
Except as required by Law, unless otherwise agreed by the Parties neither Party shall disclose or disseminate any information relating to any arbitration proceedings conducted pursuant to this Subsection except for disclosure to those of its officers, employees, accountants, attorneys and agents whose duties reasonably require them to have access to such information.

(vii)
The Parties shall share equally the costs and expenses of any arbitration proceedings conducted pursuant to this Subsection. Each Party shall otherwise bear its own fees and expenses in respect of any arbitration proceedings conducted pursuant to this Subsection.

(viii)
Notwithstanding anything to the contrary in this Subsection, the Parties may agree in lieu of arbitration to have an individual or individuals having expertise regarding the nature of an Arbitrable Dispute, such as independent accountants or independent engineers (a “Qualified Expert” or the “Qualified Experts”) to finally resolve such Arbitrable Dispute in accordance with the terms of this clause and clauses (iii) through (vii) of this Subsection. If the Parties agree to resolve any Arbitrable Dispute under this clause (viii), then within ten (10) days after the end of the time period specified in Section 17.1(c)(ii), the Parties shall, if they can agree, select a Qualified Expert to resolve such Arbitrable Dispute. In the event that the Parties have not selected a Qualified Expert within ten (10) days of the end of the time period specified in Section 17.1(c)(ii), then the Arbitrable Dispute shall be resolved by arbitration as set forth in this Section 17.1(d).

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MASTER AGREEMENT

(e)
Exceptions. For the avoidance of doubt, any disputes arising out of or related to this Agreement that are not Arbitrable Disputes are not subject to final and binding arbitration in accordance with Section 17.1(d). In addition, any Arbitrable Disputes that address a dispute arising out of or relating to Section 4.2 or Article 12 or a dispute subject to Section 18.11 shall not be subject to final and binding arbitration in accordance with Section 17.1(d).

17.2
Jurisdiction. Each Party irrevocably agrees that any legal claim, action, suit or proceeding brought by it in any way arising out of this Agreement (including any action for enforcement of an arbitration award) must be brought solely and exclusively in the courts of Dallas County, Texas and/or the United States District Court for the Northern District of Texas (Dallas Division), and each Party irrevocably submits to the sole and exclusive jurisdiction of the state and federal courts in Dallas County, Texas in personam, generally and unconditionally with respect to any action, suit or proceeding brought by it or against it by the other Party, and the Parties agree that they will not raise any defense or objection or file any motion based on lack of personal jurisdiction, improper venue, inconvenience of the forum or the like in any action, suit or proceeding filed in a state or federal court in Dallas County, Texas.

17.3
Continued Performance. Subject to Section 16.1 regarding force majeure events, each Party agrees that it shall, unless otherwise directed by the other Party, continue performing its obligations under this Agreement while any dispute is being resolved; provided, that this provision shall not operate or be construed as extending the Term or prohibiting or delaying a Party’s exercise of any right it may have to terminate this Agreement in accordance with this Agreement. For the avoidance of doubt, TXUED Data may not be withheld by Vendor pending the resolution of any dispute.

17.4
Governing Law. This Agreement and performance under it shall be governed by and construed in accordance with the applicable Laws of the State of Texas, without giving effect to any choice or conflicts of Law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any other jurisdiction other than the State of Texas. The Parties mutually agree that this Agreement is a “Major Transaction” within the meaning of the Texas Civil Practice and Remedies Code, Section 15.020, and as such agree that any action, suit or proceeding in any way arising out of this Agreement shall be brought in the state or federal courts in Dallas County, Texas, and venue shall be in the state or federal courts in Dallas County, Texas. The application of the United Nations Convention on Contracts for the International Sale of Goods is expressly excluded.

18.	TERMINATION

18.1	Termination for Cause.

(a)	By TXUED. If Vendor:

AMENDED AND RESTATED
MASTER AGREEMENT

(i)
commits a material breach of this Master Agreement, which breach is not cured within forty-five (45) days after notice of the breach from TXUED; provided that such forty-five (45) day period shall be extended for up to one-hundred thirty-five (135) additional days so long as Vendor has commenced and is diligently using and continues to use its best efforts to cure such breach and the failure to cure such breach does not have a material adverse effect on TXUED (which, for the avoidance of doubt, excludes those effects that have been cured by payment of money damages);

(ii)
commits a material breach of this Master Agreement which is not capable of being cured (including with the payment of money damages, when appropriate) within the period specified pursuant to Section 18.1(a)(i);

(iii)
commits numerous breaches of this Master Agreement of which Vendor has received formal notice and which collectively constitute a material breach, and fails to (A) cure such breaches within forty-five (45) days after receiving notice from TXUED that such breaches have become a material breach (provided that such forty-five (45) day period shall be extended for up to one-hundred thirty-five (135) additional days so long as Vendor has commenced and is diligently using and continues to use its best efforts to cure such breach and the failure to cure such breach does not have a material adverse effect on TXUED (which, for the avoidance of doubt, excludes those effects that have been cured by payment of money damages)) and (B) give TXUED adequate assurance that the cause of each of such breaches has been corrected so as not to be repeated again, provided that if, within the twenty-four (24) month period following the completion of the cure described in the preceding clause (A), Vendor again commits numerous breaches of this Master Agreement of which Vendor has previously received formal notice and which collectively constitute a material breach, Vendor shall not be entitled to the cure rights described in the preceding clauses (A) and (B); or

(iv)	commits a breach of Section 4.1(e), which breach is not cured within forty-five (45) days after notice of the breach from TXUED;

then TXUED may, by giving notice to Vendor, terminate this Agreement as of a date specified in the notice of termination.

(b)
By Vendor. In the event that (i) TXUED fails to pay Vendor any undisputed portion of any Bi-Monthly Invoice within fifteen (15) days following notice from Vendor and TXUED continues to fail to pay Vendor within fifteen (15) days following a second notice from Vendor (to be delivered no earlier than fifteen (15) days after the first notice) stating that such amount is overdue and stating that Vendor may, in Vendor’s sole discretion, terminate the Agreement if such amount is not paid within three (3) days from the date of such second notice or (ii) in any calendar year, TXUED fails to pay the undisputed portion of five (5) or more Bi-Monthly Invoices within the time period set forth in Section 11.1(b) and has received at least one notice from Vendor in respect of each such failure to pay.

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18.2	Reserved.

18.3
Termination for Insolvency. In the event that a Party (i) files for bankruptcy, (ii) becomes or is declared insolvent, or is the subject of any bona fide proceedings related to its liquidation, administration, provisional liquidation, insolvency that is not dismissed within sixty (60) days, or the appointment of a receiver or similar officer for it, (iii) passes a resolution for its voluntary liquidation, (iv) has a receiver or manager appointed over all or substantially all of its assets, (v) makes an assignment for the benefit of all or substantially all of its creditors, (vi) enters into an agreement or arrangement for the composition, extension, or readjustment of substantially all of its obligations or any class of such obligations, (vii) has its credit rating issued by one or more Ratings Agencies downgraded to or below “CCC” or their equivalent grade in the event of a change in rating scales by the Rating Agencies (provided that until Vendor obtains a credit rating, this clause (vii) shall not be a basis upon which TXUED may terminate this Agreement), or (viii) experiences an event analogous to any of the foregoing in any jurisdiction in which any of its assets are situated, then in any such event the other Party may terminate this Agreement as of a date specified in a termination notice; provided, however, that Vendor shall not have the right to exercise such termination under this Section so long as TXUED pays for the Services on a current basis. For purposes of this Section, “Ratings Agency” means each of Moody’s Investor Services or Standard & Poors and any successors thereto, and in the event either of such Entities no longer issues credit ratings, then another nationally recognized credit rating agency (if any) agreed to by the Parties.

18.4	TXUED Rights Upon Vendor’s Bankruptcy.

(a)
General Rights. In the event of Vendor’s bankruptcy or other formal procedure referenced in Section 18.3 or of the filing of any petition under bankruptcy Laws affecting the rights of Vendor which is not stayed or dismissed within thirty (30) days of filing, in addition to the other rights and remedies set forth herein, to the maximum extent permitted by Law, TXUED will have the immediate right to retain and take possession for safekeeping all TXUED Data, TXUED Proprietary Information, TXUED licensed Materials, TXUED owned equipment, TXUED owned systems, TXUED owned Materials, Work Product and all other Resources to which TXUED is or would be entitled during the Term or upon the expiration or termination of this Agreement. Vendor shall cooperate fully with TXUED and assist TXUED in identifying and taking possession of the items listed in the preceding sentence. TXUED will have the right to hold such TXUED Data, Proprietary Information and Resources until such time as the trustee or receiver in bankruptcy or other appropriate insolvency office holder can provide adequate assurances and evidence to TXUED that they will be protected from sale, release, inspection, publication, or inclusion in any publicly accessible record, document, material or filing. Vendor and TXUED agree that without this material provision, TXUED would not have entered into this Agreement or provided any right to the possession or use of TXUED Data, Proprietary Information, or Resources covered by this Agreement.

AMENDED AND RESTATED
MASTER AGREEMENT

(b)
TXUED Rights in Event of Bankruptcy Rejection. Notwithstanding any other provision of this Agreement to the contrary, in the event that Vendor becomes a debtor under the United States Bankruptcy Code (11 U.S.C. §101 - 1330 as amended (the “Bankruptcy Code”)) and rejects this Agreement pursuant to Section 365 of the Bankruptcy Code (a “Bankruptcy Rejection”), (i) any and all of the licensee and sublicensee rights of TXUED arising under or otherwise set forth in this Agreement, including the rights of TXUED referred to in the Services Agreements, shall be deemed fully retained by and vested in TXUED as protected intellectual property rights under Section 365(n)(1)(B) of the Bankruptcy Code and further shall be deemed to exist immediately before the commencement of the bankruptcy case in which Vendor is the debtor, (ii) TXUED shall have all of the rights afforded to non-debtor licensees and sublicensees under Section 365(n) of the Bankruptcy Code; and (iii) to the extent any rights of TXUED under this Agreement which arise after the termination or expiration of this Agreement are determined by a bankruptcy court not to be “intellectual property rights” for purposes of Section 365(n), all of such rights shall remain vested in and fully retained by TXUED after any Bankruptcy Rejection as though this Agreement were terminated or expired. TXUED shall under no circumstances be required to terminate this Agreement after a Bankruptcy Rejection in order to enjoy or acquire any of its rights under this Agreement, including without limitation any of the rights of TXUED referenced in the Services Agreements.

18.5
Utility Regulation. It is not intended that Vendor be an “electric utility” (as defined in the Texas Public Utility Regulatory Act). If the PUC, or another governmental body or court of competent jurisdiction, determines that Vendor is an electric utility within the meaning of the Texas Public Utility Regulatory Act, the Parties will use commercially reasonable efforts to cause that determination to be reversed or overruled, whether by contesting it appropriately, remediating the underlying cause of the determination, or a combination thereof. If such determination has not been reversed or overruled within one hundred eighty (180) days thereof, then such commercially reasonable efforts thereafter also shall include the Parties’ good faith negotiations in an effort to revise the Services so as to cause Vendor not to be considered an electric utility by such PUC. If, notwithstanding such reasonable efforts, such determination has not been reversed or overruled within two hundred and seventy (270) days thereof, then either Party may, by giving notice to the other Party, terminate this Agreement as of a date specified in the notice of termination, which notice may be given at any time after the expiration of such two hundred and seventy (270) day period (provided that the PUC’s determination has not subsequently been reversed or overruled prior to such date in said termination notice).

18.6	Reserved.

18.7	Reserved.

18.8	Reserved.

AMENDED AND RESTATED
MASTER AGREEMENT

18.9
Termination For Convenience. Commencing on the second (2nd) anniversary of the Services Agreement Commencement Date for a Services Agreement, TXUED may terminate that Services Agreement for convenience and without cause effective as of any date by giving Vendor notice of such termination at least one-hundred eighty (180) days prior to the termination date specified in the notice. Upon the Substantial Completion of all Termination Assistance Services requested by TXUED in accordance with the provisions of this Master Agreement and the applicable Services Agreement(s), TXUED shall pay to Vendor the Termination Charges set forth in Schedule N to the applicable Services Agreement(s).

18.10	Cross Termination Rights and Termination Charges.

(a)	This Master Agreement shall automatically terminate upon the expiration or termination of all the Services Agreements.

(b)	Upon the expiration or termination of this Master Agreement all of the Services Agreements shall automatically terminate.

(c)
Except for Termination Fees payable by TXUED if it terminates this Master Agreement under Section 18.9, no other termination fees shall be payable by a Party that terminates this Master Agreement under an express termination right set forth in this Master Agreement.

(d)	Except as otherwise expressly provided in this Agreement, each Party may only terminate this Master Agreement or any Services Agreement in its entirety.

(e)
If TXUED terminates a portion of any Services under any Services Agreement (to the extent expressly permitted by this Agreement) and subsequently terminates the remaining portion of that Services Agreement in whole under Section 18.9, then the applicable Termination Charges shall be adjusted in accordance with Schedule N to such Services Agreement, or in the absence of any provisions in Schedule N to such Services Agreement, the applicable Termination Charges shall be equitably reduced in proportion to the portion of the Services that TXUED previously terminated in part.

18.11
Equitable Remedies. Vendor acknowledges that, in the event it breaches (or attempts or threatens to breach) its obligation to provide Termination Assistance Services as provided in Section 4.2, its obligation respecting continued performance in accordance with Section 17.3, or its obligations respecting Proprietary Information in Section 12.3, TXUED will be irreparably harmed. In such a circumstance, TXUED may proceed directly to court. If a court of competent jurisdiction should find that Vendor has breached (or attempted or threatened to breach) any such obligations, Vendor agrees that without any additional findings of irreparable injury or other conditions to injunctive relief (including without the posting of any bond), it shall not oppose the entry of an appropriate order compelling performance by Vendor and restraining it from any further breaches (or attempted or threatened breaches). TXUED acknowledges that, in the event it breaches (or attempts or threatens to breach) its obligations respecting Proprietary Information in Section 12.3, Vendor will be irreparably harmed. In such a circumstance, Vendor may proceed directly to court. If a court of competent jurisdiction should find that TXUED has breached (or attempted or threatened to breach) any such obligations, TXUED agrees that without any additional findings of irreparable injury or other conditions to injunctive relief (including without the posting of any bond), it shall not oppose the entry of an appropriate order compelling performance by TXUED and restraining it from any further breaches (or attempted or threatened breaches).

AMENDED AND RESTATED
MASTER AGREEMENT

19.	GENERAL

19.1
Binding Nature and Assignment. This Agreement is binding on the Parties and their respective successors and permitted assigns. Neither Party may, nor will it have the power to, assign this Agreement without the prior written consent of the other Party. Any attempted assignment that does not comply with the terms of this Section shall be null and void.

19.2
Entire Agreement; Amendment. The Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof. There are no agreements, representations, warranties, promises, covenants, commitments or undertakings other than those expressly set forth herein or therein. The Transaction Documents supersede all prior agreements, representations, warranties, promises, covenants, commitments or undertaking, whether written or oral, with respect to the subject matter contained herein and therein. No amendment, modification, change, waiver, or discharge hereof or any increase in the volume or type of Services (including New Services) shall be valid unless in writing and signed by, in the case of TXUED, the TXUED Account Executive, and in the case of Vendor, the Vendor Account Executive.

19.3
Notices. All notices, notifications, requests, demands, waivers, consents, approvals, agreements, authorizations, acknowledgments, communications or determinations required under this Agreement shall be in writing and shall be delivered in hard copy using one of the following methods and shall be deemed delivered upon receipt: (i) by hand; (ii) by an express courier with a reliable system for tracking delivery; or (iii) by registered or certified mail, return receipt requested, postage prepaid as follows:

In the case of TXUED:

TXU ELECTRIC DELIVERY COMPANY
500 N. Akard Street
14th Floor
Dallas, Texas 75201
Attention: Chief Executive Officer

With a copy to:

TXU ELECTRIC DELIVERY COMPANY
500 N. Akard Street
14th Floor
Dallas, Texas 75201
Attention: Chief Legal Officer

and

In the case of Vendor:

INFRASTRUX ENERGY SERVICES GROUP LP
115 W. 7th Street
Fort Worth, Texas 76101
Attention: Chief Executive Officer
With a copy to:

INFRASTRUX ENERGY SERVICES GROUP LP
c/o Infrastrux Energy Group, Inc.
10900 N.E. 4th Street
Suite 1900
Bellevue, Washington 98004
Attention: Chief Executive Officer

AMENDED AND RESTATED
MASTER AGREEMENT

A Party may change its address or designee for notification purposes by giving the other Party notice of the new address or designee at least thirty (30) days prior to the date upon which it shall become effective.

19.4	Counterparts. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties hereto.

19.5	Headings. The article and section headings and the table of contents used in this Agreement are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

19.6
Relationship of Parties. Neither Party is an agent of the other Party and neither Party has the right, power or authority, expressly or impliedly, to represent or bind the other Party as to any matters, except as expressly authorized in this Agreement.

19.7
Severability. In the event that any provision of this Agreement conflicts with the Law under which this Agreement is to be construed or if any such provision is held invalid or unenforceable by a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable Law. The remaining provisions of this Agreement and the application of the challenged provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each such provision shall be valid and enforceable to the full extent permitted by Law.

19.8
Approvals and Consents. An approval or consent given by a Party under this Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent. Except as specifically set forth in this Agreement, all consents, approvals, requests and authorizations to be given by either Party under this Agreement will not be unreasonably made, withheld, delayed or denied.

AMENDED AND RESTATED
MASTER AGREEMENT

19.9	Waiver of Default; Cumulative Remedies.

(a)
Waiver of Default. A delay or omission by either Party in exercising any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the Parties of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant. All waivers must be in writing and signed by the Party waiving its rights.

(b)	Cumulative Remedies. All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at Law, in equity or otherwise.

19.10
Survival. Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect.

19.11
Publicity. Neither Party shall use the other Party’s or the other Party’s Affiliates’ name(s), trade or service mark(s) or other identifying information or refer to the other Party directly or indirectly in any media release, public announcement, or public disclosure relating to this Agreement, including in any advertising, promotional or marketing materials, customer lists or business presentations without the prior written consent of the other Party prior to each such use or release. Upon Vendor’s request, TXUED shall cooperate with Vendor, at Vendor’s expense, in marketing to third parties the services offered by the Vendor.

19.12
Export. The Parties acknowledge that certain equipment, Software and technical data to be provided hereunder and certain transactions hereunder may be subject to export controls under the Laws and regulations of the United States, the European Union, the United Nations and other jurisdictions. No Party shall export or re-export any such items or any direct product thereof or undertake any transaction or service in violation of any such Laws or regulations. To the extent within Vendor’s control, Vendor shall be responsible for, and shall coordinate and oversee, compliance with such export Laws in respect of such items exported or imported hereunder.

19.13
Third Party Beneficiaries. Except as expressly provided herein, this Agreement is entered into solely between, and may be enforced only by, TXUED and Vendor. This Agreement shall not be deemed to create any rights or causes of action in or on behalf of any third parties, including without limitation employees, suppliers and customers of a Party, or to create any obligations of a Party to any such third parties. Notwithstanding the immediately preceding sentence, Vendor acknowledges and agrees that (a) TXUED shall be entitled to assert actions and claims against Vendor on behalf of each Eligible Recipient that has received Services as if such Eligible Recipient were a party to this Agreement, (b) direct damages suffered by each Eligible Recipient arising out of or relating to Vendor’s performance or failure to perform under this Agreement shall be deemed to be direct damages of TXUED and (c) the damages suffered by each Eligible Recipient of the type contemplated and limited by Section 16.2 shall be deemed to be damages of TXUED under Section 16.2; provided, that if any Law nullifies or limits the results intended by this sentence, each adversely affected Eligible Recipient shall be considered an express third party beneficiary of this Agreement and shall be entitled to assert actions and claims directly against Vendor as if such Eligible Recipient were a party to this Agreement.

AMENDED AND RESTATED
MASTER AGREEMENT

19.14
Assignment of Agreement For Financing. Vendor may assign, transfer, pledge, hypothecate or otherwise encumber all of its right, title and interest in, to and under this Agreement as collateral security for any financing Vendor may elect to enter into with any lender, trustee, lessor or other financing party (each a “Lender”) and pursuant to such financing, TXUED will execute and deliver a reasonable and customary consent to assignment for the benefit of the Lenders, which shall be in form and substance reasonably acceptable to TXUED. Such consent to assignment may address, among other items, (i) the right (but not the obligation) of the Lenders, pursuant to the exercise of their remedies under such assignment, to exercise Vendor’s rights and receive notices on behalf of Vendor under this Agreement, (ii) the right (but not the obligation) of the Lenders to cure defaults of Vendor in a manner reasonably satisfactory to TXUED, (iii) the right of the Lenders, upon request (to the extent permitted by applicable law), to receive a replacement agreement (which shall be in form and substance reasonably satisfactory to TXUED) should this Agreement be terminated or rejected as a result of any bankruptcy of Vendor, and (iv) the right to direct payments otherwise payable to Vendor (without offset or reduction) to an account controlled by the Lenders.

19.15
Order of Precedence. In the event of a conflict between this Master Agreement and any Services Agreement, the terms of this Master Agreement shall prevail. In the event of a conflict between this Master Agreement and any Exhibit hereto the terms of this Master Agreement shall prevail.

19.16	Hiring of Employees.

(a)
Solicitation. Except as expressly set forth herein, during the Term, Vendor will not solicit for employment, directly or indirectly, any employees of TXUED without the prior approval of TXUED. Except as expressly set forth in this Agreement, during the Term TXUED will not solicit for employment, directly or indirectly, any employee of Vendor without the prior consent of Vendor. In each case, the prohibition on solicitation shall extend ninety (90) days after the termination of the employee’s employment. These provisions shall not operate or be construed to prevent or limit and employee’s right to practice his or her profession or to utilize his or her skills for another employer or to restrict any employee’s freedom of movement or association.

AMENDED AND RESTATED
MASTER AGREEMENT

(b)
Publications. Neither the publication of classified advertisements in newspapers, periodicals, Internet bulletin boards, or other publications of general availability or circulation nor the consideration and hiring of persons responding to such advertisements shall be deemed a breach of this Section, unless the advertisement and solicitation is undertaken as a means to circumvent or conceal a violation of this provision and/or the hiring party acts with knowledge of this hiring prohibition.

19.17
Further Assurances. Each Party covenants and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each Party shall execute and deliver any further legal instruments and perform any acts that are or may become necessary to effectuate the purposes of this Agreement.

19.18
Liens. Except for those liens that are filed as a result of a bona fide dispute regarding TXUED’s failure to pay any amount owed Vendor hereunder, Vendor will not file, or by its action or inaction permit any of its Affiliates or Subcontractors to file, any liens on or against property or realty of TXUED. In the event that any such liens arise as a result of Vendor’s action or inaction, Vendor will obtain a bond to fully satisfy such liens or otherwise remove such liens at its sole cost and expense within ten (10) days.

19.19
Acknowledgment. The Parties each acknowledge that the terms and conditions of this Agreement have been the subject of active and complete negotiations, and that such terms and conditions should not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement.

AMENDED AND RESTATED
MASTER AGREEMENT

IN WITNESS WHEREOF, the Parties have caused this Master Agreement to be executed by their respective duly authorized representatives as of the Master Agreement Effective Date.

TXU ELECTRIC DELIVERY COMPANY

By:

Name:

Title:

INFRASTRUX ENERGY SERVICES GROUP LP

By:	InfrastruX Energy GP, LLC, its general partner

	By:	InfrastruX Group, Inc., its member

By:

Name:

Title:

By:	TXU Asset Services Group Management LLC, its general partner

By:

Name:

Title:

[Signature Page to Master Agreement]

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

MASTER AGREEMENT DEFINITIONS

References to the preamble, articles, sections and exhibits in this Exhibit 1 are to the preamble, Articles and Sections of, and Exhibits to, the Master Agreement unless otherwise specified.

“Affiliate” shall mean, generally, with respect to any Entity, any other Entity Controlling, Controlled by or under common Control with such Entity at the time in question; provided that Vendor and Vendor’s Affiliates shall not constitute Affiliates of TXUED and TXUED and TXUED’s Affiliates shall not constitute Affiliates of Vendor for purposes of this Agreement.

“Affiliate Standards” shall have the meaning given in Section 6.3(a).

“Agreement” shall have the meaning given in Section  2.2.

“Applications Software” or “Applications” shall mean those software application programs and programming (and all modifications, enhancements, improvements, documentation and Upgrades thereto and Derivative Works thereof) used to support day-to-day business operations and accomplish specific business objectives. Applications Software shall mean all such programs or programming in use as of the applicable Services Agreement Effective Date, including those set forth in Schedule H to the applicable Services Agreement, those which were necessary to perform the Services, and those as to which Vendor received reasonable notice and/or reasonable access prior to the Services Agreement Effective Date. Applications Software also shall include all such programs or programming developed and/or introduced by or for TXUED on or after the Services Agreement Effective Date.

“Arbitrable Disputes” shall mean any dispute arising out of or relating to the Change Control Process (including disputes as to the existence of a Material Change), provided that such dispute must both (i) primarily involve an amount in dispute the net present value of which exceeds three hundred thousand dollars ($300,000) in the aggregate (but only if and to the extent such dispute involves an amount in dispute) and (ii) not have been resolved in accordance with Section 17.1(a) or resolved in accordance with Section 17.1(b) within thirty (30) days after the initial notice under Section 17.1(a) referring the dispute to the senior corporate executives.

“Audit Area” shall have the meaning given in Section 8.4(e).

“Bankruptcy Code” shall have the meaning given in Section 18.4(b).

“Bankruptcy Rejection” shall have the meaning given in Section 18.4(b).

“Bi-Monthly Invoice” shall have the meaning given in Section 11.1(a).

“Business Unit” or “BU” shall mean business entities responsible for the support and delivery of business functions within TXUED. These Business Units include, for example, the TXUED Business Units of Transmission and Distribution.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“Cabling” shall mean the electric connection between the Equipment and jack, including physical cabling media, peripheral cabling used to interconnect electronic equipment, all terminating hardware and cross connect fields, but not including conduits and pathways.

“Change” shall mean any one or more of the following: an increase or decrease to the Charges, an addition of a new Charge, a deletion of a Charge, a modification to the method for determining a Charge, a modification to the Services, an addition of a Service (excluding New Services), a removal of a Service or any other change or modification to any term or condition of this Agreement.

“Change Control Process” shall mean the process for addressing changes to the Services set forth in Exhibit 8.

“Change in Control” shall mean the (a) consolidation or merger of an Entity with or into any other Entity (other than one or more Affiliates of the Entity), (b) sale, transfer or other disposition of all or substantially all of the assets of an Entity (other than to one or more Affiliates of such Entity) in one transaction or a series of related transactions or (c) acquisition by any Entity, or group of Entities acting in concert, of beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) or voting control of 50% or more (or such lesser percentage that constitutes Control) of the outstanding voting securities or other ownership interests of an Entity that is not an Affiliate of one or more of such acquiring Entities.

“Change Order” shall have the meaning given in Exhibit 8.

“Change Proposal” shall have the meaning given in Exhibit 8.

“Change Request” shall have the meaning given in Exhibit 8.

“Charges” shall mean the amounts set forth in Exhibit 11 as charges for the Services.

“Compliance”, “Compliant” and “Comply” shall mean, with respect to Resources, Work Product or other contract deliverables to be acquired, obtained, made, created, built, constructed, developed, implemented, designed, delivered, integrated, installed and/or tested by Vendor, such Resources, Work Product or other contract deliverables shall conform with their applicable Specifications, if any, in all material respects and shall provide the functions and features and operate in the manner described therein or as otherwise agreed by the Parties.

“Construction” shall have the meaning given in the Field Services Agreement.

“Contract Period” shall have the meaning given in Section 1.2(a).

“Contract Records” shall have the meaning given in Section 8.4(a).

“Contract Year” shall have the meaning set forth in the applicable Services Agreement, and to the extent this term relates to this Master Agreement, Contract Year shall have the meaning set forth in the Field Services Agreement.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“Control” and its derivatives shall mean: (a) the beneficial ownership (as defined or determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of at least fifty percent (50%) of the aggregate of all voting equity interests in an Entity; (b) the right to appoint, directly or indirectly, a majority of the board of directors; or (c) the right to control, directly or indirectly, the management or direction of the Entity by contract or corporate governance document.

“Cumulative Spend Commitment” shall have the meaning given in Section 1.2(a).

“Cumulative Total Spend” shall have the meaning given in Section 1.2(a).

“Damages Cap” shall have the meaning given in Section 16.2(b).

“Derivative Work” shall mean a work based on one or more preexisting works, including a condensation, transformation, translation, modification, expansion, or adaptation, that, if prepared without authorization of the owner of the copyright of such preexisting work, would constitute a copyright infringement under applicable Law, but excluding the preexisting work.

“Distribution System” shall have the meaning given to such term in the Field Services Agreement.

“Eligible Recipients” shall mean, collectively, and to the extent such Entity is receiving Services under this Agreement, the following:

(a)	TXU Electric Delivery Company;

(b)
any Entity that purchases after the applicable Services Agreement Effective Date (i) from TXUED or (ii) from any Entity that is created using assets of TXUED, in either case (i) or (ii) less than substantially all of the assets of TXUED or such Entity, or of any division, marketing unit, Business Unit, or manufacturing, research or development facility thereof, provided that such acquiring Entity shall only be entitled to receive Termination Assistance Services hereunder and such acquiring Entity must agree in writing to be bound by the terms and conditions of this Agreement;

(c)
any Entity that purchases after the applicable Services Agreement Effective Date (i) from TXUED or (ii) from any Entity that is created using assets of TXUED, in either case (i) or (ii) all or substantially all of the assets of TXUED or such Entity, or of any division, marketing unit, Business Unit, or manufacturing, research or development facility thereof, provided that such acquiring Entity must agree in writing to be bound by the terms and conditions of this Agreement;

(d)
any Entity that after the applicable Services Agreement Effective Date is created using assets of TXUED, provided that such Entity agrees in writing to be bound by the terms and conditions of this Agreement;

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

(e)
any Entity to which TXUED or an Affiliate of TXUED outsources any of its existing functions to the extent needed for such Entity to continue performing such function for TXUED or its Affiliates, or any other customer of such Entity; and

(f)	other entities to which the Parties agree.

Eligible Recipients shall include any Entity that is a contractor, subcontractor, agent or representative of the Entities identified as Eligible Recipients in this definition.

“Employment Costs” shall have the meaning given in Section 8.8.

“Employment Effective Date” shall have the meaning set forth in Exhibit 2.

“End User” shall mean, collectively, all Eligible Recipients (and their respective employees, contractors, subcontractors, agents and representatives, other than Vendor and its Subcontractors) designated by TXUED to receive or use the Services provided by Vendor.

“Entity” shall mean a corporation, partnership, joint venture, trust, limited liability company, limited liability partnership, association or other organization or entity.

“Equipment” shall mean all computing (hardware and firmware), networking, communications, and related computing equipment (and all attachments, modifications, enhancements, improvements, documentation and Upgrades thereto) procured, provided, operated, supported, or used by Vendor in connection with the Services, including (i) mainframe, midrange, server and distributed computing equipment and associated attachments, features, accessories, peripheral devices, and Cabling, (ii) personal computers, laptop computers, workstations and personal data devices and associated attachments, features, accessories, printers, multi-functional printers, peripheral or network devices, and Cabling, and (iii) voice, data, video and wireless telecommunications and network and monitoring equipment and associated attachments, features, accessories, cell phones, peripheral devices, and Cabling.

“Event of Loss” shall have the meaning given in Section 2(a) of Exhibit 9.

“Field Services Agreement” shall mean the Field Services Agreement dated as of the Master Agreement Effective Date between the Parties.

“Income Tax” shall mean any tax on or measured by the net income of a Party (including taxes on capital or net worth that are imposed as an alternative to a tax based on net or gross income), or taxes which are of the nature of excess profits tax, minimum tax on tax preferences, alternative minimum tax, accumulated earnings tax, personal holding company tax, capital gains tax or franchise tax for the privilege of doing business.

“Initial Services Agreement” shall mean the Field Services Agreement.

“Initial Term” shall have the meaning given in Section 3.1.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“Key Vendor Personnel” shall mean the Vendor Personnel filling the positions designated in Schedule C to the applicable Services Agreement as Key Vendor Personnel.

“Laws” shall mean all applicable federal, state, provincial, regional, territorial and local laws, statutes, ordinances, regulations, rules, executive orders, supervisory requirements, directives, circulars, opinions, interpretive letters and other official releases of or by any government, or any authority, department or agency thereof, including any amendments thereto.

“Losses” shall mean all losses, liabilities, damages, fines, penalties and claims (including taxes), and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties).

“LTE” shall have the meaning given in Section 1.2(f).

“Maintenance” shall have the meaning given in the Field Services Agreement.

“Managed Third Party Agreements” shall mean those Third Party Contracts between third parties and TXUED that have been or will be used to provide the Services and are managed and administered by Vendor. The Managed Third Party Agreements are identified in Schedule E.5 to the applicable Services Agreement.

“Master Agreement” shall mean this Master Framework Agreement dated as of the Master Agreement Effective Date between the Parties.

“Master Agreement Effective Date” shall have the meaning given in the preamble.

“Master Lease Agreement” shall mean that certain Master Lease Agreement between the Parties and dated as of the Master Agreement Effective Date.

“Material Change” shall mean a change or related changes in circumstances or the occurrence of an event or related events, in each case that is beyond the reasonable control of Vendor, except to the extent that Vendor is at fault in failing to prevent or causing such circumstance or event, that individually or cumulatively result or results in either (i) a material change to any Service or Services, including the manner in which the Services are performed, or (ii) materially different levels of effort, Resources or expense from Vendor, including materially different levels of time, expense or cost (including general cost structure) to perform any Service or Services.

“Materials” shall mean, collectively, Software, literary works, other works of authorship, specifications, designs, analyses, processes, methodologies, concepts, inventions, know-how, programs, program listings, programming tools, documentation, reports, drawings and databases, whether tangible or intangible (and all modifications, enhancements, improvements, documentation and Upgrades thereto and Derivative Works thereof).

“New Services” shall mean a new service or services or a change or changes to any existing Service or Services requested by TXUED or required by applicable Laws, that: (i) are materially different from the Services being performed as of the Services Agreement Commencement Date for the applicable Services Agreement (including the manner in which the Services are performed), as amended by all Change Orders; or (ii) require materially different levels of effort, Resources or expense from Vendor from the levels of effort, Resources or expense required as of the Services Agreement Commencement Date for the applicable Services Agreement (including the manner in which the Services are performed), as amended by all Change Orders. For the avoidance of doubt, New Services shall not include increases in the volume of Services to be provided by Vendor, which increases will give rise to an increase in Charges in accordance with Exhibit 11.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“New Services Agreement” shall mean a services agreement entered into between the Parties after the Master Agreement Effective Date.

“Notice of Election” shall have the meaning given in Section 15.4(a).

“TXUED” shall have the meaning given in the preamble.

“TXUED 2004 Base Case” shall mean the summary financial base case attached as Schedule K to the applicable Services Agreement, as well as the detailed financial and budget information underlying such summary base case.

“TXUED Affected Personnel” shall mean the employees of TXUED or its Affiliates who performed any of the Services during the twelve (12) months preceding the applicable Services Agreement Effective Date.

“TXUED Account Executive” shall have the meaning given in Section 9.1(a).

“TXUED Data” shall mean any data or information of TXUED that is provided to or obtained by Vendor in connection with the negotiation and execution of this Agreement or the performance of its obligations under this Agreement, including data and information with respect to the businesses, customers, operations, facilities, products, rates, regulatory compliance, competitors, consumer markets, assets, expenditures, mergers, acquisitions, divestitures, billings, collections, revenues and finances of TXUED. TXUED Data also shall mean any data or information created, generated, collected or processed by Vendor in the performance of its obligations under this Agreement, including data processing input and output, service level measurements, asset information, Reports, third party service and product agreements, contract charges, and retained and Pass-Through Expenses, solely related to TXUED. TXUED Data shall not include Vendor Data.

“TXUED Facilities” shall mean the facilities listed in Schedule O.1 to the applicable Services Agreement provided by TXUED for the use of Vendor to the extent necessary to provide the Services. TXUED Facilities do not include any facilities subject to that certain Master Lease Agreement dated as of the Master Agreement Effective Date by and between TXU Electric Delivery Company and Vendor.

“TXUED Personal Data” shall mean that portion of TXUED Data that is subject to any Privacy Laws.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“TXUED Personnel” shall mean the employees, agents, contractors or representatives of TXUED or its Affiliates.

“TXUED Rules” shall have the meaning given in Section 6.3(a).

“TXUED Sites” or “Sites” shall mean the offices or other facilities listed on Schedule E.4 to the applicable Services Agreement at or to which Vendor is to provide the Services.

“TXUED Standards” shall have the meaning given to such term in the applicable Services Agreement.

“TXUED Third Party Contractors” shall have the meaning given in Section 4.3(a).

“Operating System Software” shall mean all software programs and programming (and all modifications, enhancements, improvements, documentation and Upgrades thereto and Derivative Works thereof) that are used to deliver and manage Services on a particular hardware platform including operating systems (e.g., UNIX, Windows, VM and MVS) and network operating systems (e.g., NT Server, Windows, and Novell). Operating System Software shall include all such programs or programming in use as of the applicable Services Agreement Effective Date, including those set forth in Schedule H to the applicable Services Agreement, those as to which the license, maintenance or support costs are included in the applicable TXUED 2004 Base Case, and those as to which Vendor received reasonable notice and/or reasonable access prior to the applicable Services Agreement Effective Date. Operating System Software also shall include all such programs or programming developed and/or introduced by or for TXUED after the applicable Services Agreement Effective Date.

“Out-of-Pocket Expenses” shall mean reasonable, demonstrable and actual out-of-pocket expenses due and payable to a third party by Vendor in accordance with the Policy and Procedures Manual or that are approved in advance by TXUED and for which Vendor is entitled to be reimbursed by TXUED under this Agreement. Out-of-Pocket Expenses shall not include Vendor’s overhead costs (or allocations thereof), general and/or administrative expenses or other mark-ups. Out-of-Pocket Expenses shall be calculated at Vendor’s actual incremental expense and shall be net of all rebates and allowances.

“Parties” shall have the meaning given in the recitals to this Master Agreement.

“Party” shall have the meaning given in the recitals to this Master Agreement.

“Pass-Through Expenses” shall mean the expenses so identified in Exhibit 11 or otherwise agreed by the Parties, as such list may be amended from time to time. Unless otherwise agreed, Vendor shall not charge any handling or administrative charge in connection with its processing or review of such invoices.

“Permitted Subcontract” shall have the meaning given in Section 8.6(a).

“Policy and Procedures Manual” shall have the meaning set forth in the applicable Services Agreement.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“Privacy Laws” shall mean Laws relating to data privacy, trans-border data flow or data protection such as the implementing legislation and regulations of the European Union member states under the European Union Directive 95/46/EC.

“Products” shall have the meaning given in Exhibit 11.

“Proposal” shall have the meaning given in Section 17.1(d).

“Proprietary Information” shall have the meaning given in Section 12.3(a).

“Public Utility Regulatory Act” means the Public Utility Regulatory Act, Tex. Util. Code Ann. § 11.001 et. seq. (Vernon 1998 & Supp. 2005), as amended.

“PUC” shall mean the Texas Public Utility Commission or any successor thereto.

“Qualified Expert(s)” shall have the meaning set forth in Section 17.1(d)(viii).

“Renewal Term” shall have the meaning set forth in Section 3.2.

“Reports” shall have the meaning set forth in Section 8.2(a).

“Resources” shall mean labor, materials (including Materials), equipment (including Equipment), tools, systems (including Systems), transportation, facilities, services and other resources, and all attachments, modifications, enhancements, improvements, documentation and Upgrades thereto and Derivative Works thereof.

“Root Cause Analysis” shall mean the formal process, specified in the Policy and Procedures Manual, to be used by Vendor to diagnose the underlying cause of problems at the lowest reasonable level so that corrective action can be taken that will eliminate repeat failures.

“SAS 70 Audit” shall have the meaning given in Section 8.4(i).

“SAS 70 Report” shall have the meaning given in Section 8.4(i).

“Seconded TXUED Personnel” shall have the meaning given in Section 8.8.

“Seconded Vendor Personnel” shall have the meaning given in Section 8.9.

“Service Level Credits” shall have the meaning given in Section 7.2.

“Service Level Defaults” shall mean Service Level Shortfalls as defined in Schedule G to the Field Services Agreement.

“Service Levels” shall mean, individually and collectively, the performance standards for the Services set forth in Schedule G to the applicable Services Agreement.

“Service Taxes” shall mean all sales, use, excise and other similar transaction-based taxes that are assessed against either Party on the provision of the Services as a whole, or on any particular Service received by TXUED from Vendor, excluding Income Taxes, or on Vendor in connection with Vendor’s performance of the Services.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“Services” shall have the meaning given in Section 4.1(a).

“Services Agreements” shall mean, collectively, the Initial Services Agreement and each New Services Agreement.

“Services Agreement Commencement Date” shall mean the date on which Vendor shall assume responsibility for the Services set forth in the applicable Services Agreement.

“Services Agreement Effective Date” shall mean the date on which the Parties have executed the applicable Services Agreement.

“Shared Subcontractors” shall have the meaning given in Section 8.6(b).

“Software” shall mean all software programs and programming (and all modifications, enhancements, improvements, documentation and Upgrades thereto and Derivative Works thereof).

“Specifications” shall mean, with respect to any Resource, Work Product or other contract deliverable to be acquired, obtained, made, created, built, constructed, developed, implemented, designed, delivered, integrated, installed and/or tested by Vendor, the technical, design and/or functional specifications set forth in (a) Schedule E to the applicable Services Agreement, (b) the applicable third party manufacturer or supplier documentation or (c) the applicable New Services or Work Request description requested and/or approved by TXUED, or such other technical design and/or functional specifications agreed upon by the Parties.

“Subcontractors” shall mean subcontractors of Vendor, including each Permitted Subcontract and Shared Subcontractors.

“Substantial Completion” shall mean that the Termination Assistance Services requested by TXUED in accordance with the provisions of this Master Agreement and the applicable Services Agreement(s) have been completed to TXUED’s reasonable satisfaction in all material respects.

“System” shall mean an interconnected grouping of Equipment, Software and associated attachments, features, accessories, peripherals and Cabling, and all attachments, modifications, enhancements, improvements, documentation and Upgrades to such System. System shall include all Systems in use as of the applicable Services Agreement Effective Date, all attachments, modifications, enhancements, improvements, documentation and Upgrades to such Systems and all Systems acquired, obtained, made, created, built, constructed or developed by or for TXUED or Vendor following the applicable Services Agreement Effective Date.

“System Change” shall mean any change to the Software, Equipment, System or operating environment including without limitation changes to programs, manual procedures, job control language statements, distribution parameters, or schedules.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“Systems Software” shall mean all software programs and programming (and all modifications, enhancements, improvements, documentation and Upgrades thereto and Derivative Works thereof) that perform tasks basic to the functioning of the Equipment and are required to operate the Applications Software or otherwise support the provision of Services by Vendor. For purposes of this Agreement, Systems Software shall include antivirus software, asset management software, local area and wide area network software, monitoring software, Operating System Software, problem management software, remote management software, system utilities, and System testing tools. Systems Software shall include all such programs or programming in use as of the Services Agreement Effective Date, including those set forth in Schedule H to the applicable Services Agreement, those as to which the license, maintenance or support costs are included in the TXUED 2004 Base Case, and those as to which Vendor received reasonable notice and/or reasonable access prior to the applicable Services Agreement Effective Date. Systems Software also shall include all such programs or programming developed and/or introduced by or for TXUED or Vendor after the applicable Services Agreement Effective Date.

“Tax Authority” shall mean any federal, state, provincial, regional, territorial, local or other fiscal, revenue, customs or excise authority, body or official competent to impose, collect or asses tax.

“Term” shall have the meaning given in Section 3.2.

“Termination Assistance Services” shall mean (i) the Services (including the terminated, insourced, resourced or expired Services and, in each case, any replacements thereof or supplements thereto), to the extent TXUED requests such Services during the period in which Vendor provides the applicable Termination Assistance Services, (ii) the termination/expiration assistance provided to TXUED to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to TXUED or its designee, as such assistance is further described in Section 4.2 of the Master Agreement, and Section 4.3 of and Schedule I to the applicable Services Agreement and (iii) the performance of any other obligation of Vendor upon or in connection with the expiration or termination of this Agreement.

“Termination Charge” shall mean, with respect to any Services Agreement, the applicable termination charges payable by TXUED as set forth in Schedule N to such Services Agreement.

“Third Party Contracts” shall mean (i) all agreements between third parties and Vendor and (ii) Managed Third Party Contracts, in each case that have been or will be used to provide the Services.

“Transaction Documents” shall have the meaning given in that certain Participation Agreement, dated June 24, 2006, among InfrastruX Group, Inc., a Washington corporation, TXU Asset Services Company LLC, a Delaware limited liability company, and (for certain limited purposes only) TXU Electric Delivery Company, a Texas corporation). For the avoidance of doubt, the Transaction Documents include this Agreement.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“Transformation Period” shall mean the period that specified in the applicable Services Agreement for performance of the Transformation Services.

“Transformation Plan” shall mean the plan set forth in Schedule S to the applicable Services Agreement and developed pursuant to such Services Agreement, which identifies all material transformation tasks and deliverables to be completed by Vendor or TXUED, as applicable, in connection with the transformation, and the dates by which each is to be completed by Vendor or TXUED, as applicable.

“Transformation Services” shall mean the services, functions and responsibilities described in the applicable Services Agreement and in the applicable Transformation Plan to be performed by Vendor during the Transformation Period.

“Transition Period” shall mean the period that commences on the applicable Services Agreement Effective Date and expires 11:59:59 p.m., Central Time, on the date specified for the completion of the Transition Services as specified in the Transition Plan, unless expressly extended in writing by TXUED.

“Transition Plan” shall mean the plan set forth in Schedule B to the applicable Services Agreement and developed pursuant to such Services Agreement, which identifies all material transition tasks and deliverables to be completed by Vendor or TXUED, as applicable, in connection with the transition of all Services to Vendor, and the dates by which each is to be completed by Vendor or TXUED, as applicable.

“Transition Services” shall mean the services, functions and responsibilities described in the applicable Services Agreement and in the applicable Transition Plan to be performed by Vendor during the Transition Period.

“Transitioned Employees” shall mean the employees of TXUED or its Affiliates who accept Vendor’s offer of employment and become employed by Vendor pursuant to the applicable Services Agreement. Upon being employed by Vendor, such Transitioned Employees shall be deemed to be Vendor Personnel as defined herein.

“Transmission System” shall have the meaning given to such term in the Field Services Agreement.

“Turnover Rate” shall have the meaning given in Section 7.10(b).

“Unit” shall have the meaning given in Exhibit 11.

“Unit Prices” shall have the meaning given in Exhibit 11.

“Upgrade” and its derivatives shall mean (i) any change that extends the usefulness or performance of any Resource (including any improvement, update, renovation, enhancement or addition) and (ii) any replacement or new model, version or release of any Resource.

“Vendor” shall have the meaning given in the preamble.

AMENDED AND RESTATED EXHIBIT 1
MASTER AGREEMENT

“Vendor Account Executive” shall have the meaning given in Section 7.8.

“Vendor Data” shall mean any data or information of Vendor that is provided to or obtained by TXUED in connection with the negotiation and execution of this Agreement or the exercise of its rights under this Agreement, including (i) financial/accounting information (including costs, expenditures, billings collections, revenues and finances) of Vendor, its Affiliates or Subcontractors and (ii) human resources and personnel information of Vendor, its Affiliates or Subcontractors. Vendor Data shall not include TXUED Data.

“Vendor Facilities” shall mean the facilities owned or leased by Vendor and from which Vendor provides any Services. Vendor Facilities are listed on Schedule O.2 to the applicable Services Agreement, and include the portions of certain facilities owned or leased by TXUED as indicated on Schedule O.2 to the applicable Services Agreement.

“Vendor Owned Software” shall mean all Software products (and all attachments, modifications, enhancements, improvements, documentation and Upgrades thereto and Derivative Works thereof) owned, acquired or developed by or on behalf of Vendor or Vendor’s Affiliates, excluding in each case any Work Product, and used in connection with the Services.

“Vendor Personnel” shall mean those employees, representatives, contractors, subcontractors and agents of Vendor, Subcontractors and Vendor’s Affiliates who perform any Services under this Agreement.

“Weather Event” shall have the meaning given in Section 16.1.

“Work Product” shall mean any materials (including Materials), equipment (including Equipment), tools, systems (including Systems), facilities, structures and other products (including in each case any Products), and all attachments, modifications, enhancements, improvements, documentation and Upgrades thereto and Derivative Works thereof, that are acquired, obtained, made, created, built, constructed, developed, implemented, designed, delivered, integrated, installed and/or tested by or on behalf of Vendor, are provided or delivered by Vendor as part of the Services.

“Work Request” shall have the meaning given in Exhibit 11.

AMENDED AND RESTATED EXHIBIT 9
MASTER AGREEMENT

VENDOR INSURANCE

1.	Insurance

(a)	Requirements. Vendor agrees to keep in full force and effect and maintain at its sole cost and expense the following policies of insurance with the specified minimum limits of liability:

(i)
Workers’ Compensation and Employer’s Liability Insurance providing statutory benefits in accordance with the laws and regulations of the State of Texas or state of jurisdiction as applicable. The minimum limits for the employers’ liability insurance will be five hundred thousand dollars ($500,000) bodily injury each accident, five hundred thousand dollars ($500,000) each employee bodily injury by disease, five hundred thousand dollars ($500,000) policy limit bodily injury by disease.

(ii)
Commercial General Liability Insurance, including bodily injury and property damage, personal and advertising injury, contractual liability, and including products and completed operations coverage continuing for two (2) years after the expiration or any termination of this Agreement, with minimum limits of one million dollars ($1,000,000) per occurrence for bodily injury, including death and property damage.

(iii)
Commercial Business Automobile Liability Insurance for coverage of owned, non-owned and hired autos, trailers or semi-trailers with a minimum combined single limit of one million dollars ($1,000,000) per accident for bodily injury, including death, and property damage.

(iv)
Excess Liability Insurance over and above the employers’ liability, commercial general liability and automobile liability insurance coverage, with a minimum limit of two million dollars ($2,000,000) per occurrence. Coverage must replace exhausted aggregate limits under the coverages referenced in Sections 1(a)(i), (ii) and (iii) above.

(v)	Such other insurance as may be required by Law or based on reasonable industry custom or practice.

The insurance limits stated above can be satisfied by any combination of primary and excess coverage. The insurance limits stated above shall not limit recoveries should Vendor’s available insurance proceeds be greater than the limits so specified. The insurance policies referenced in Sections 1(a)(i), (ii), (iii), (iv) and (v) above, if written on a claims-made basis, shall be maintained in full force and effect by Vendor for two (2) years following the expiration or any termination of this Agreement.

(b)
Approved Companies. All policies must be issued by carriers having an A.M. Best’s rating of “A-” or better, and an A.M. Best’s financial size category of “VIII”, or better and/or Standard & Poor Insurance Solvency Review of “A-”, or better.

(c)
Endorsements. Subject to approval by carrier, Vendor’s insurance policies required herein under Sections 1(a)(ii) and (iii) of this Exhibit shall include TXUED, TXUED’s Affiliates and Eligible Recipients and their respective officers, directors and employees as Additional Insureds for any and all liability arising at any time in connection with this Agreement. Workers’ compensation and employers’ liability insurance as required under Section 1(a) shall include TXUED and its Affiliates as alternate employer. Each policy shall provide that it will not be canceled or materially altered except after the issuing company endeavors to provide thirty (30) days advance written notice to TXUED. Should any policy expire or be canceled and Vendor fails to immediately procure replacement insurance as specified, TXUED reserves the right (but not the obligation) to procure such insurance and to deduct the cost thereof from any sums due Vendor under this Agreement. All insurance policies required under this Section shall contain provisions that specify that the policies are primary and shall apply without consideration for other policies separately carried and will state each insured is provided coverage as though a separate policy had been issued to each, except with respects to limits of insurance, and that only one deductible will apply per occurrence regardless of the number of insureds involved in the occurrence. Vendor shall be responsible for any deductibles or retentions. Vendor shall obtain such endorsements to its policy or policies of insurance as are necessary to cause the policy or policies to comply with the requirements stated herein.

(d)
Certificates. Prior to commencement of Services, Vendor shall provide TXUED with certificates of insurance evidencing compliance with this Section (including evidence of renewal of insurance) signed by authorized representatives of the respective carriers for each year that this Agreement is in effect. Each certificate of insurance shall provide that the issuing company shall not cancel, reduce, or otherwise materially alter the insurance afforded under the above policies unless the issuing company endeavors to provide notice of such cancellation or reduction has been provided at least thirty (30) days in advance to:

TXU Electric Delivery Company
500 N. Akard
14th Floor
Dallas, Texas 75201
Attention: Chief Legal Officer

With a copy to:

TXU Electric Delivery Company
Risk and Insurance
500 N. Akard
Dallas, Texas 75201

At TXUED’s request, Vendor shall make copies of required insurance policies available for inspection by TXUED. In addition, Vendor will require each of its Subcontractors to provide adequate insurance for the Services subcontracted to them. Any deficiencies in the insurance to be provided by Subcontractors will be the responsibility of Vendor.

(e)
No Implied Limitation. The obligation of Vendor to provide the insurance specified herein shall not limit or qualify in any way any obligation or liability of Vendor provided elsewhere in this Agreement. The rights of TXUED, its Affiliates and Eligible Recipients to insurance coverage under policies issued to or for the benefit of one or more of them are independent of this Agreement shall not be limited by this Agreement.

(f)
Insurance Subrogation. With respect to insurance coverage to be provided by Vendor pursuant to Section 1(a) of this Exhibit, the insurance policies shall provide that the insurance companies waive all rights of subrogation against Vendor, TXUED, the Eligible Recipients and their respective Affiliates, officers, directors and employees. Vendor waives its rights to recover against TXUED, TXUED’s Affiliates and Eligible Recipients and their respective officers, directors, and employees in subrogation.

2.	Risk of Loss

(a)
General. Each Party shall be responsible for risk of loss of, and damage to, any TXUED Data, Utility Facilities (defined in Schedule A to the Field Services Agreement), Products (defined in Exhibit 11) and Resources in its possession or under its control. Vendor shall in all cases be deemed to possess and control (i) all TXUED Data used by Vendor to provide the Services, (ii) all Products from the seller’s, licensor’s, lessor’s or other third party’s location as contemplated by “Ex-Works” or “EXW” (INCOTERMS 2000) to Close-Out (defined in Exhibit 11) and (iii) all Resources used by Vendor to provide the Services. TXUED shall in all cases be deemed to possess and control all Utility Facilities and all facilities leased to Vendor under the terms of the Master Lease Agreement. Each Party shall promptly notify the other of any damage (except normal wear and tear), destruction or loss from any cause, or any theft or governmental taking, of which such Party becomes aware (“Event of Loss”). The Party that is deemed to be in possession and control (as aforesaid) of the TXUED Data, Utility Facilities, Products or Resources that is the subject of an Event of Loss shall in all cases be responsible for the cost of any necessary repair or replacement of such TXUED Data, Utility Facilities, Products or Resources due to an Event of Loss. In the event of an Event of Loss by TXUED, such repair or replacement shall not be considered part of Vendor’s maintenance obligations, but Vendor shall coordinate and oversee repair or replacement performed by a third-party on a Pass-Through Expenses basis, or by Vendor at agreed-upon prices.

(b)
Waiver. Vendor and TXUED each waives all rights to recover against the other Party for damage, destruction, loss, theft, or governmental taking of its real or tangible personal property (whether owned or leased) that is deemed to be in its possession and control (as aforesaid) from any cause, including their respective deductibles or self-insured retentions. In a manner consistent with the foregoing, Vendor and TXUED will cause their respective insurers to issue appropriate waivers of subrogation rights endorsements to all property insurance policies maintained by each Party.

AMENDED AND RESTATED EXHIBIT 2
MASTER AGREEMENT

EMPLOYEE TRANSITION TERMS

1.1	Transitioned Personnel.

(a)	Offers and Employment.

(i)	Transitioned Employees. All TXUED Personnel who accept Vendor’s offer of employment and begin work with Vendor pursuant to this Agreement are referred to as “Transitioned Employees.”

(ii)
Employment Effective Date. Each Transitioned Employee’s “Employment Effective Date” shall mean the date that such Transitioned Employee begins employment with Vendor, in accordance with applicable Laws.

(iii)
Vendor Offers of Employment. Vendor shall extend offers of employment to those TXUED Personnel identified on Schedule M and shall waive any pre-conditions to such offers, including background checks, drug testing and/or medical examinations with respect to such TXUED Personnel. References to Vendor in this Exhibit shall be deemed to include any Affiliate or Subcontractor of Vendor which employs any Transitioned Employee to perform the Services contemplated by this Agreement, and Vendor shall cause any such Affiliate or Subcontractor to fully comply with the terms of this Exhibit. Such offers shall be for employment with Vendor in positions comparable to those held by such employees at TXUED, unless agreed otherwise by TXUED, and Vendor shall provide starting base wages or salaries, benefit packages and other terms and conditions consistent with the provisions of this Exhibit. Unless otherwise specified in Schedule M or agreed by the Parties, TXUED Personnel accepting such offers shall be considered to have been terminated from TXUED and hired by Vendor effective as of the applicable Services Agreement Commencement Date.

(iv)
Employees on Military Leave. With respect to any TXUED Personnel identified on Schedule M who, on the applicable Services Agreement Commencement Date, is on military leave, such TXUED Personnel shall remain an employee of TXUED until such TXUED Personnel returns to work or his/her employment is otherwise terminated. After such TXUED Personnel has returned from military leave, Vendor shall promptly extend an offer of employment to such TXUED Personnel on the terms and conditions of employment described in this Agreement, including this Exhibit. Vendor’s obligation to extend such offers of employment to TXUED Personnel returning from military leave is not limited to a prescribed period of time but rather shall be made at any time such TXUED Personnel return from military leave. TXUED Personnel accepting such offers shall be treated as Transitioned Employees for all purposes of this Agreement. The Employment Effective Date for such TXUED Personnel shall be the date on which Vendor actually employs such TXUED Personnel.

EXHIBIT 2
MASTER AGREEMENT

(v)
Employees on Other Types of Leave. With respect to any TXUED Personnel identified on Schedule M who, on the applicable Services Agreement Commencement Date, is on leave status for any reason other than as set forth in Section 1.1(iv) of this Exhibit, including medical (Family Medical Leave Act or otherwise), disability, salary continuation, sick leave, or other leave of absence, which has been approved by TXUED in accordance with TXUED policies, such employee shall remain an employee of TXUED until his/her employment is otherwise terminated. If any such employee returns to work within six (6) months after the applicable Services Agreement Commencement Date and provides to TXUED any applicable supporting documentation required by TXUED policies for employees returning to work from such leave, including but not limited to a return to work release, Vendor shall promptly extend an offer of employment to such employee on the terms and conditions of employment described in this Agreement, including this Exhibit. TXUED Personnel accepting such offers shall be treated as Transitioned Employees for all purposes of this Agreement. The Employment Effective Date for such TXUED Personnel shall be the date on which Vendor actually employs such TXUED Personnel. For any employee on leave status for any reason other than as set forth in Section 1.1(iv) of this Exhibit on the applicable Services Agreement Commencement Date who does not return within six (6) months after the applicable Services Agreement Date, Vendor shall be under no obligation to, but may, offer employment to such employee and, if such employer accepts such offer, such employee shall be treated as a Transitioned Employee hereunder, from and after the date on which Vendor actually employs such employee.

(b)
Additional Transitioned Employees. During the twelve (12) months following the applicable Services Agreement Commencement Date, TXUED may designate additional TXUED Personnel, including any Seconded TXUED Personnel, to whom offers of employment may be extended by Vendor at the discretion of Vendor. The compensation and other terms and conditions of such offers of employment shall be as set forth in this Exhibit and TXUED Personnel accepting such offers shall be treated as Transitioned Employees for all purposes of this Agreement. The Employment Effective Date for any such employee shall be the date on which Vendor actually employs such employee.

EXHIBIT 2
MASTER AGREEMENT

(c)
Reemployment of Transitioned Employees. Notwithstanding anything to the contrary in this Agreement (including the terms of Section 19.16 of the Master Agreement), TXUED may solicit and re-hire any Transitioned Employee at any time after the Services Agreement Commencement Date only with the consent of Vendor.

(d)
Training/Career Opportunities. Vendor shall offer training, skills development and career growth opportunities to Transitioned Employees that are at least as favorable as those offered generally to similarly situated employees of Vendor.

1.2	Compensation and Employee Benefit Plans.

(a)
General. Except as otherwise provided in this Exhibit, each Transitioned Employee and his or her dependents, shall, effective as of his or her Employment Effective Date, be immediately eligible to participate in all employee benefit plans, programs and employee policies of Vendor that are made available to similarly situated employees of Vendor, unless a comparable (in terms of scope and benefits) employee benefit plan, program or policy has been established for Transitioned Employees. During the Term, compensation and benefits provided by Vendor to Transitioned Employees shall be in compliance with the provisions of this Exhibit, and shall be no less favorable than the compensation and benefits generally available to similarly situated Vendor employees.

(b)
Years of Service Credit. With respect to each Transitioned Employee, Vendor shall recognize all such Transitioned Employee’s years of service which are recognized by TXUED under the applicable TXUED severance plan (“TXUED Service”), for purposes of vesting, participation, eligibility for benefits, benefit accrual (except for accrual for purposes of calculating benefits under the Transitioned Employee Defined Benefit, as defined in clause (f) of this Section), optional forms of payment, and any other right, benefit or feature under each employee benefit plan, program and policy of Vendor, except (i) as expressly set forth in Section 1.2(h) below with respect to Vendor’s standard severance benefits which will be provided by Vendor as set forth in said Section 1.2(h) and in addition to the severance benefits described in Schedule 2 attached to this Exhibit, (ii) that no Transitioned Employee shall be eligible for any variable, incentive or other form of bonus compensation from Vendor for or arising from any period of time prior to their applicable Employment Effective Date, and any annual profit sharing contribution made on behalf of a Transitioned Employee for 2006 under Vendor’s 401(k) and profit sharing plans shall be prorated for the portion of 2006 following the Transitioned Employee’s applicable Employment Effective Date and (c) that vacation accrual shall not begin until January 1, 2007, but shall accrue prospectively at a rate that recognizes all TXUED Service.

 EXHIBIT 2
MASTER AGREEMENT

(c)
Compensation. The starting base wage or salary of each Transitioned Employee shall be at least equal to that paid or provided to such Transitioned Employee with TXUED immediately prior to his or her Employment Effective Date, unless the Transitioned Employee is, with TXUED’s consent, placed in a position that is not comparable to that held at TXUED immediately prior to his or her Employment Effective Date. Vendor agrees that Vendor shall not, during the initial ninety (90) day period following a Transitioned Employee’s Employment Effective Date, decrease the Transitioned Employee’s starting base wage or salary. Additionally, all Transitioned Employees shall be eligible to participate in Vendor’s incentive compensation plans on a basis comparable to similarly situated Vendor employees.

(d)
Employee Welfare Benefit Plans. Each Transitioned Employee shall be eligible effective as of his or her Employment Effective Date to participate immediately in Vendor’s employee welfare benefit plans, including medical, prescription drug, dental, group life insurance, accidental death and dismemberment, short-term disability, long-term disability and flexible spending accounts. With respect to all such welfare plans, Vendor shall, or shall cause its insurance carrier to: (i) waive all pre-existing condition limitations, waiting periods, insurability requirements or similar limitations so that each Transitioned Employee will be fully eligible to participate in each welfare plan of Vendor as of his or her Employment Effective Date; and (ii) if administratively feasible without material harm to Vendor grant credit toward applicable deductibles attained by each Transitioned Employee under the comparable plan of TXUED.

(e)
Savings Plans. Each Transitioned Employee shall be eligible to participate in a Vendor 401(k) plan, effective as of such Transitioned Employee’s Employment Effective Date, at the same participation and match level as he or she had with TXUED immediately prior to his/her Employment Effective Date. Amendments, modifications or changes to Vendor’s 401(k) plan shall be at the sole discretion of Vendor; provided, that Vendor’s 401(k) plan shall permit, in accordance with applicable Law, direct trustee-to-trustee transfers and rollovers, in each case in the form of cash and as contemplated under Section 402(c) of the Internal Revenue Code, of Transitioned Employees’ TXUED “Thrift Plan” account balances, including all outstanding loans made under such plan.

(f)
Retirement Benefit. TXUED shall arrange for each Transitioned Employee who immediately prior to their Employment Effective Date participated in the TXU Retirement Plan to be eligible after the Employment Effective Date for a comparable retirement benefit under the TXU Retirement Plan. Accordingly, each such Transitioned Employee shall be eligible to accrue service credit under the TXU Retirement Plan for service completed with the Vendor, consistent with regulatory imputed service rules and with the TXU Retirement Plan’s terms and conditions (the “Transitioned Employee Defined Benefit”). A Transitioned Employee who elects to retire under the TXU Retirement Plan will no longer accrue additional service credit under the Transitioned Employee Defined Benefit. Vendor shall provide the necessary employment information to TXUED for purposes of administering the Transitioned Employee Defined Benefit. The Base Services Charges for each Contract Year include no less than $10.6 million to fund and to administer the Transitioned Employee Defined Benefit and Vendor agrees to fund the cost of funding and administering the Transitioned Employee Defined Benefit up to an amount not to exceed $10.6 million for each Contract Year (which may include paying such amounts to TXUED so that TXUED may remit such amounts to the TXU Retirement Plan and/or its administrator); provided that TXUED shall have the right to notify Vendor prior to the commencement of any Contract Year, that commencing with such Contract Year and for the remainder of the Term, the Base Services Charges shall be reduced by $10.6 million per Contract Year (reflected as a 1/24 credit on each Bi-Monthly Invoice) and TXUED shall fund directly the costs of administering and funding the Transitioned Employee Defined Benefit for such Contract Year and all future Contract Years in which case Vendor shall not be responsible for any further costs of funding and administering the Transitioned Employee Defined Benefit for such Contract Year or any future Contract Year.

EXHIBIT 2
MASTER AGREEMENT

(g)
Equity-Based Compensation Plans. Each Transitioned Employee shall be eligible to participate in any equity-based compensation plan or arrangement of Vendor on a basis comparable to similarly situated Vendor employees.

(h)
Severance Plan. With respect to any Transitioned Employee who executes, in a timely manner, the TXUED Agreement and Release attached as Schedule 1 to this Exhibit or such other form as TXUED shall require (the “Agreement and Release”), if Vendor terminates such Transitioned Employee on or before December 31, 2006 for any reason other than Cause, including in connection with a transfer of such Transitioned Employee to a Subcontractor (excluding Vendor’s Affiliates), Vendor shall, in addition to Vendor’s standard severance benefits, provide such Transitioned Employee with the severance benefits set forth in Schedule 2 attached to this Exhibit. For purposes of calculating Vendor’s standard severance benefits only, Vendor shall credit Transitioned Employees with service with Vendor and shall exclude prior TXUED Service. For purposes of this Agreement, “Cause” is defined as (i) intentional or gross disregard of a Vendor rule relating to employee conduct or gross misconduct resulting, in either case, in material economic harm to Vendor, (ii) conviction of a felony or other crime involving moral turpitude, (iii) refusal and/or continued failure to, in Vendor’s reasonable judgment and discretion and consistent with Vendor’s stated employment policies, satisfactorily perform the tasks, duties and responsibilities assigned to a Transitioned Employee in his/her position with the Vendor or (iv) failure of a Transitioned Employee to provide adequate information for Vendor’s completion of I-9 documentation. TXUED shall notify Vendor indicating each Transitioned Employee who executed the Agreement and Release in a timely manner. For purposes of this Exhibit, each such Transitioned Employee is referred to as a “Transitioned Employee who executes the Agreement and Release”.

EXHIBIT 2
MASTER AGREEMENT

(i)
Vacation Credits. For each Transitioned Employee who, by executing the form attached as Schedule 3 to this Exhibit or such other form as TXUED shall require, has elected to waive payment for unused accrued vacation time he or she had with TXUED, Vendor shall credit such Transitioned Employees with the same amount of paid vacation as was waived by such Transitioned Employees. Transitioned Employees will be eligible to take such vacation with Vendor consistent with Vendor’s applicable policies and on the same basis as any other paid vacation accrued by Transitioned Employees as employees of Vendor.

(j)
Notice. For a period of two (2) years after a Transitioned Employee’s applicable Employment Effective Date, Vendor shall notify TXUED within five (5) days of the date that any Transitioned Employee leaves the employment of Vendor or any Affiliate or Subcontractor of Vendor for whatever reason, whether voluntarily or involuntarily and, if involuntarily, shall indicate whether the termination was for “Cause” as defined in Section 1.2(h), in any event so that TXUED may determine whether any Transitioned Employee who executes the Agreement and Release remains eligible for any transition and severance benefits (the “Separation Benefits”) offered in the Agreement and Release.

(k)
Reimbursement for TXUED Personnel Loans. Certain TXUED Personnel identified on Schedule M owe money to TXUED for financial loans made under TXUED’s “Employee Purchase Plan” and “Energy Conservation Plan” (together, the “Loans”). Following the applicable Services Agreement Commencement Date, Vendor agrees to deduct from such Transitioned Employee’s paychecks an amount equal to (i) the total amount owed under the Loans by such Transitioned Employee as of his or her Employment Effective Date, divided by (ii) the total number of paychecks that shall be given to such Transitioned Employee during the remaining term of the Loans owed by that Transitioned Employee, provided that such Transitioned Employee first executes all appropriate payroll deduction authorization forms proffered by Vendor. Should any such Transitioned Employee leave the employment of Vendor or any Affiliate or Subcontractor of Vendor for any reason, whether voluntarily or involuntarily, prior to the date on which the total amount owed under the Loans by such Transitioned Employee is fully paid, then Vendor, to the extent permitted by the terms of such loans, the employee’s executed payroll deduction authorizations and applicable state law, shall collect the remaining balance owed by such Transitioned Employee under the Loans from the Transitioned Employee’s final paycheck and/or severance pay. In the event that a Transitioned Employee’s Loans have not been fully paid following the termination of his/her employment with Vendor, Vendor shall use all reasonable efforts to collect the remaining balance owed from the Transitioned Employee. Vendor shall owe and pay to TXUED all amounts collected from Transitioned Employees as described in this Subsection as soon as administratively possible following each payroll period in which deductions for Loans are made or each time such amounts are otherwise collected from Transitioned Employees.

EXHIBIT 2
MASTER AGREEMENT

1.3	Other Employee Matters.

As of each Transitioned Employee’s applicable Employment Effective Date, each Transitioned Employee shall be an employee of Vendor for all purposes. Vendor shall be responsible for funding and distributing benefits under the benefit plans in which Transitioned Employees participate on or after each Transitioned Employee’s applicable Employment Effective Date, except as provided for under Section 1.2(f), as applicable, and for paying any compensation and remitting any income, disability, withholding and other employment taxes for each Transitioned Employee with respect to the period beginning on the Transitioned Employee’s applicable Employment Effective Date. TXUED shall be responsible for funding and distributing benefits under the TXUED benefit plans in which Transitioned Employees participated with respect to the period prior to their Employment Effective Date and for paying any compensation and remitting any income, disability, withholding and other employment taxes for each Transitioned Employee for the period prior to the applicable Employment Effective Date of each Transitioned Employee. TXUED shall provide Vendor with such information in TXUED’s possession reasonably requested by Vendor in order to fulfill Vendor’s obligations under this Exhibit.

1.4	Vendor Acknowledgement and Indemnity Obligations.

Vendor shall be responsible for, and Vendor agrees to indemnify, defend and hold harmless TXUED and its Affiliates and their respective officers, directors, employees, agents, representatives, successors, and assigns from and against any and all Losses attributable to any breach by Vendor of this Exhibit or the Agreement that results in a violation of any Law, including the Worker Adjustment and Retraining Notification Act (the “WARN Act”) or the regulations promulgated thereunder, or failure of any legal obligations, including any obligation, consistent with this Section 1.4, to ensure employees are fit to perform the duties to which they are assigned.

EXHIBIT 2
MASTER AGREEMENT

Vendor acknowledges that TXUED has informed it that the terms of this Agreement as they apply to Transitioned Employees who execute the Agreement and Release are being relied upon, in part, by such Transitioned Employees and TXUED as consideration for the Agreement and Release. Vendor shall be responsible for, and Vendor agrees to indemnify, defend and hold harmless TXUED and its Affiliates and their respective officers, directors, employees, agents, representatives, successors, and assigns from and against any and all Losses attributable to any breach by Vendor of the terms of this Exhibit including any breach by Vendor or any Affiliate or Subcontractor of Vendor that results in an alleged or actual failure to provide the consideration for the Agreement and Release.

TXUED agrees that, because Vendor is waiving, under this Agreement, any pre-conditions to offers to TXUED personnel, including background checks, drug testing and medical examinations, TXUED will, for the period of ninety (90) days following the Services Agreement Commencement Date, indemnify, defend and hold harmless Vendor and its Affiliates and their respective officers, directors, employees, agents, representatives, successors, and assigns from and against any and all Losses attributable to a claim or allegation of negligent hire, negligent retention or negligent performance. On and after the ninety first (91st ) day following the Services Agreement Commencement Date, Vendor shall be solely responsible for ensuring that all of its employees, including Transitioned Employees, are fit to perform the duties to which they are assigned, and Vendor agrees to indemnify, defend and hold harmless TXUED and its Affiliates and their respective officers, directors, employees, agents, representatives, successors, and assigns from and against any and all Losses attributable to a claim or allegation that the Transitioned Employees are not fit for duty (including any allegations of negligent hire, negligent retention or negligent performance).

Vendor acknowledges its obligation to offer employment to certain TXUED Personnel returning from leaves of absence pursuant to as Sections 1.1(a)(iv) and (v) of this Exhibit. Vendor shall be responsible for, and Vendor agrees to indemnify, defend and hold harmless TXUED and its Affiliates and their respective officers, directors, employees, agents, representatives, successors, and assigns from and against any and all Losses attributable to any breach of the foregoing obligation.

AMENDED AND RESTATED
EXHIBIT 2, SCHEDULE 1
MASTER AGREEMENT

AGREEMENT AND RELEASE

This Agreement and Release (“Agreement”) is between the undersigned employee (“Employee”) and TXU Electric Delivery Company (the “Company”) and sets forth the terms of Employee’s separation from the Company and eligibility for certain separation benefits from the Company. Employee’s employment with the Company is ending on ________ __, 2006 (“Date of Separation”), and Employee is being offered employment with _________________ (“Vendor”) beginning _______________, 2006. The Company is offering Employee the separation benefits described herein in exchange for Employee’s agreements herein.

Employee has been given a period of forty-five (45) calendar days to review and consider this Agreement before signing it. Employee understands that signing this Agreement is an important legal act and has been advised by the Company to consult with an attorney before signing this Agreement. If Employee decides to accept the terms of this Agreement, Employee must sign and return the Agreement to Betsy McFadden, c/o TXU Human Resources, 1601 Bryan Street, Dallas, Texas 75201, within forty-five (45) calendar days of receipt. Employee then has a period of seven (7) calendar days after signing the Agreement to revoke Employee’s signature (“Revocation Period”). Revocation shall be made by delivering a written statement of revocation to Betsy McFadden at the above address no later than the last day of the Revocation Period. Delivery of revocation may be by hand, mail or overnight delivery service, but must be received no later than the last day of the Revocation Period. In the event that Employee revokes acceptance of the Agreement, the Company shall have no obligation to provide Employee with any rights or benefits under the Agreement. If timely revocation is not made, the Agreement shall be effective and enforceable.

Separation Benefits. In exchange for Employee’s agreements herein, the Company agrees to provide the following Separation Benefits to Employee:

Transition Bonus. The Company will pay Employee a one time lump sum payment of $1,500 within four (4) weeks of the expiration of the Revocation Period.

Severance Payment and Benefits. Vendor will provide the severance payment and benefits described below if Employee is terminated by Vendor on or before December 31, 2006 for reasons other than Cause. For purposes of this Agreement, “Cause” is defined as (i) intentional or gross disregard of a Vendor rule relating to employee conduct, or gross misconduct resulting, in either case, in material economic harm to Vendor, (ii) conviction of a felony or other crime involving moral turpitude, (iii) refusal and/or continued failure to, in the Vendor’s reasonable judgment and discretion and consistent with Vendor’s employment policies, satisfactorily perform the tasks, duties and responsibilities assigned to Employee in his/her position with the Vendor, or (iv) failure of Employee to provide adequate information for Vendor’s completion of I-9 documentation.

EXHIBIT 2, SCHEDULE 1
MASTER AGREEMENT

(1)
Cash Severance Payment. A one-time cash severance payment equal to: (a) two (2) weeks of Employee’s base pay for each year of service with Company that is recognized by Company under the applicable Company severance plan (“Company Service”) up to twenty (20) years of Company Service; and (b) three (3) weeks of base pay for each year of Company Service over and above twenty (20) years of Company Service, with a minimum severance payment equal to eight (8) weeks of base pay. For purposes of calculating such severance payment, base pay will be Employee’s annualized base pay rate in effect on the Employee’s Date of Separation, as defined above.

(2)	Outplacement Services. Sixty (60) days of outplacement services starting on the date of termination from Vendor, to be provided by a third party outplacement consultant selected by Vendor.

(3)
COBRA. To the extent Employee elects to continue medical benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), Employee shall pay for continuation of health care coverage at the Vendor’s prevailing employee rate for the number of weeks used to calculate the Cash Severance Payment described above, and the prevailing COBRA rate for the remaining COBRA period.

Continued Eligibility for Pro-Rated Incentive Award. Employee will be eligible for a one time lump sum cash payment from the Company based on the 2006 target incentive award for which Employee was eligible in the job position Employee held immediately prior to separation (“Target Incentive Award”). Unless Employee has resigned from employment with the Vendor or been terminated for Cause by the Vendor prior to the time of payment, the Company will pay Employee such one time lump sum cash payment based on the actual performance of the Company, as determined in Company’s sole discretion, up to a maximum of the Employee’s Target Incentive Award, prorated for the period of Employee’s employment with the Company during the relevant performance period. Such prorated one time lump sum cash payment, if any, will be made at the time incentive awards are paid to Company employees.

Cash Payments in Lieu of any Forfeited Amounts under the Company Salary Deferral Program (SDP) and/or the Deferred and Incentive Compensation Plan (DICP). If Employee has previously been enrolled in the SDP or DICP, Company will pay Employee a one time lump sum cash payment equivalent to Employee’s unvested Company match balance in the SDP and/or DICP, with actual earnings thereon, as of the Date of Separation, prorated for the period of Employee’s employment with the Company during the relevant vesting period, up to the Date of Separation. The payment, if any, will be made as soon as reasonably practical after expiration of the Revocation Period. The payment to Employee by Company of any vested balances under the SDP and/or DICP will be made in accordance with the relevant plan terms.

EXHIBIT 2, SCHEDULE 1
MASTER AGREEMENT

Waiver and Release. In exchange for the Separation Benefits set forth above which will be provided to Employee by the Company pursuant to this Agreement and which Employee acknowledges are in addition to payments and benefits that Employee would be entitled to receive absent the Agreement, Employee individually and on behalf of Employee’s spouse, heirs, successors, and assigns hereby agrees not to sue and unconditionally releases, dismisses, and forever discharges: (i) the Company, including but not limited to its predecessors, successors, parents, subsidiaries, affiliated corporations, limited liability companies and partnerships, including TXU Corp., TXU Business Services Company, TXU Energy Company, LLC, TXU Energy Retail Company LP, TXU Portfolio Management Company LP (d/b/a TXU Wholesale), TXU Energy Solutions Company, LP, TXU Electric Delivery Company (f/k/a Texas Utilities Electric Company), TXU Gas Company, TXU Generation Company LP, TXU Generation Management LLC, TXU Big Brown Company LP, TXU Enterprise Holdings, LLC and all of their employee benefit plans, officers, directors, fiduciaries, employees, assigns, representatives, agents, and counsel (collectively the “Released Parties”); and (ii) Vendor from any and all claims, demands, liabilities, obligations, agreements, damages, debts, and causes of action arising out of or connected with Employee’s employment with or separation from the Company or any of the Released Parties. This waiver and release includes, but is not limited to, all claims and causes of action under or related to: (a) Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Civil Rights Act of 1866, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, Section 211 of the Energy Reorganization Act, the Sarbanes-Oxley Act of 2002, the Older Workers Benefit Protection Act of 1990, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act, the Texas Labor Code (including but not limited to Chapter 451) and the Texas Commission on Human Rights Act, including but not limited to any amendments to any of the foregoing laws; (b) all state and federal statutes and regulations; (c) all oral or written contract rights, including but not limited to any rights under any Company incentive plan, program and/or labor agreement; and (d) all claims under common law, including but not limited to breach of contract, tort or for personal injury of any sort.

No Outstanding Complaints. Employee represents that Employee has not filed any complaints of any kind whatsoever with any local, state, federal, or governmental agency or court against the Company based upon Employee’s employment with the Company.

Effect on Future Claims. This Agreement precludes Employee from recovering any relief as a result of any lawsuit, grievance, or claim brought by Employee or on Employee’s behalf arising out of Employee’s employment with or separation from the Company as of or prior to the date of execution of this Agreement. However, nothing in this Agreement affects Employee’s entitlement, if any, to workers’ compensation or unemployment compensation. In addition, nothing in this Agreement prohibits Employee from raising or pursuing any safety concerns with any federal, state, or local government agency or from cooperating in any investigation of a safety issue. Nothing in this Agreement restricts Employee from communications with, filing a charge or complaint with, or full cooperation in the investigations of, any governmental agency on matters within their jurisdictions or from cooperating with the Company in any internal investigation. The Agreement does prohibit Employee from recovering any relief, including but not limited to monetary relief, as a result of such activities.

EXHIBIT 2, SCHEDULE 1
MASTER AGREEMENT

Confidentiality and Non-Disclosure. Employee acknowledges and agrees that, during the course of employment with the Company, Employee acquired Confidential and Proprietary Information. “Confidential and Proprietary Information” means non-public information used in or related to the business of the Company and of any of the Released Parties. Employee acknowledges and agrees that, even after termination of Employee’s employment with the Company, pursuant to Texas law, the Company’s Code of Conduct and this Agreement, Employee is obligated not to use, disclose, or publish in any way Confidential and Proprietary Information and is obligated to return to the Company all originals and copies of any materials containing such information in Employee’s possession, custody, or control. Employee also agrees that a breach of this paragraph would cause immediate and irreparable loss, damage, and injury to the Company; that damages for such a breach would be exceedingly difficult, if not impossible, to estimate; and that the Company would have no adequate remedy at law. Accordingly, Employee acknowledges that injunctive relief would be appropriate relief for such breach.

No Disparagement. Employee agrees not to make any false or disparaging, negative, unflattering, accusatory, or defamatory remarks or references, whether written or oral, about the Company or any of the Released Parties in any dealings with third parties (except as expressly permitted by this Agreement). This paragraph would not be applicable to any testimony subpoenaed or given under oath by Employee. In addition, Employee will not take any action that primarily is designed or intended to have the effect of discouraging any employee, lessor, licensor, customer, supplier, or other business associate of the Company from maintaining its business relationships with the Company or any of the Released Parties.

Withholding. The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation. In addition, Employee expressly authorizes and agrees that any amounts that Employee owes regarding Company-issued or sponsored travel or credit cards, and any amounts that Employee owes the Company, or any Released Parties, including amounts owed under the Energy Conservation Plan, the Appliance Purchase Plan, vacation overpayment and salary overpayments, may be offset and deducted from Employee’s final paycheck from the Company and/or any payments under this Agreement. In the event that the amount of Employee’s final paycheck and separation payments is not sufficient to fully repay the amounts owed, Employee acknowledges a personal debt to the Company and agrees to promptly pay the Company the full amount of that debt.

Tax and Financial Implications of Agreement. Employee acknowledges and agrees that none of the Released Parties has given Employee any financial planning, tax or similar advice with regard to the Agreement. Employee further acknowledges that the financial, tax and similar effects of Employee’s decisions relating to the Agreement will depend on Employee’s particular circumstances, that Employee should obtain advice from Employee’s own financial or tax adviser, and that none of the Released Parties are responsible for, or obligated in any way with respect to, the financial, tax or any other consequences of Employee’s decision to accept the benefits offered under the Agreement.

EXHIBIT 2, SCHEDULE 1
MASTER AGREEMENT

Severability and Modification. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of this Agreement and the other terms, provisions, covenants and restrictions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated. No modification of this Agreement shall be binding on any of the parties unless it has been mutually agreed to by the parties, in a writing signed by both parties and identified as an amendment to this Agreement.

Breach by Employee. Employee understands and agrees that, in the event of breach by Employee of any of the terms and conditions of this Agreement, the Company will be entitled to recover all costs and expenses as a result of Employee’s breach, including reasonable attorneys' fees and costs.

EXHIBIT 2, SCHEDULE 1
MASTER AGREEMENT

EMPLOYEE HAS READ THIS AGREEMENT AND FULLY UNDERSTANDS ALL OF ITS TERMS AND WHAT THEY MEAN. NO OTHER PROMISE, INDUCEMENT, THREAT, AGREEMENT OR UNDERSTANDING OF ANY KIND OR DESCRIPTION WHATSOEVER HAS BEEN MADE WITH OR TO EMPLOYEE TO CAUSE EMPLOYEE TO SIGN THIS AGREEMENT. EMPLOYEE ENTERS INTO AND SIGNS THIS AGREEMENT KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS OR COERCION OF ANY KIND WHATSOEVER AND WITH THE INTENT OF BEING LEGALLY BOUND BY THIS AGREEMENT.

Employee Signature	Date

Employee Name (Please Print)

Employee’s Address:

TXU Electric Delivery Company

By:
Date

Name/Title:

AMENDED AND RESTATED
EXHIBIT 2, SCHEDULE 2
MASTER AGREEMENT

SEVERANCE BENEFITS

The severance benefits to be provided by Vendor to Transitioned Employees who satisfy the criteria set forth in Section 1.2(h) of Exhibit 2 are as follows:

1.
Vendor shall provide the affected Transitioned Employee with not less than two (2) weeks notice of termination so that the Transitioned Employee remains on the Vendor’s payroll for not less than two (2) weeks after such notice and prior to termination.

2.
Vendor shall pay the affected Transitioned Employee a one-time cash severance payment equal to: (a) two (2) weeks of such Transitioned Employee’s base pay for each year of TXUED Service for which the Transitioned Employee is credited under Section 1.2(b) of Exhibit 2 up to twenty (20) years of TXUED Service; and (b) three (3) weeks of base pay for each year of TXUED Service for which the Transitioned Employee is credited under Section 1.2(b) of Exhibit 2 over and above twenty (20) years of TXUED Service. For purposes of calculating such severance payment, base pay will be the Transitioned Employee’s annualized base pay rate in effect on the Transitioned Employee’s applicable Date of Separation as defined in Schedule 1 to Exhibit 2. The minimum number of weeks of severance pay provided for in this Section shall be eight (8) weeks of base pay.

3.
Vendor shall, at its cost, provide the affected Transitioned Employee with sixty (60) days of outplacement services commencing with the date of termination, such services to be provided by a reputable third party outplacement consultant selected by Vendor.

4.
Vendor shall provide the affected Transitioned Employee with continuation health care coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) with the Transitioned Employee contributing Vendor’s prevailing employee rate for such coverage for the number of weeks used to calculate the severance payment described in Section 2 of this Schedule, and the prevailing COBRA rate for the remaining COBRA period.

AMENDED AND RESTATED
EXHIBIT 2, SCHEDULE 3
MASTER AGREEMENT

UNUSED VACATION ELECTION

I have accepted a job offer with _________________ (“Vendor”) and understand that I have an election to make regarding any vacation that I have accrued but not used during my employment with TXU Electric Delivery Company (the “Company”). By checking one of the boxes below, I make the following election:

☐
I elect to receive payment from Company following the termination of my employment with Company for any unused vacation that I have accrued but not yet used as of the termination of my employment with Company. I understand that as a result of this election, I will not be eligible for any vacation days or vacation pay with Vendor until January 1, 2007.

☐
I elect to receive credit with Vendor for all of the unused vacation that I have accrued but not yet used as of the termination of my employment with Company. I understand that I will be eligible to use such vacation credit with Vendor consistent with Vendor’s applicable policies. I acknowledge that this election to receive credit for my unused vacation is in lieu of receiving any payment from Company for unused vacation. Thus, I hereby knowingly waive any right to make a claim against Company and its affiliated entities and their employees, agents and representatives for vacation pay and expressly authorize that vacation pay not be included in my final paycheck from Company.

☐
I elect to receive payment from Company upon the termination of my employment for some of the unused vacation that I have accrued but not yet used as of the termination of my employment with Company, and to receive credit with Vendor for the remaining unused vacation that I have accrued but not yet used as of the termination of my employment with Company. I understand that I will be eligible to use such vacation credit with Vendor consistent with Vendor’s applicable policies. I acknowledge that this election to receive credit for some of my unused vacation is in lieu of receiving payment from Company for such unused vacation. Thus, I hereby knowingly waive any right to make a claim against Company and its affiliated entities and their employees, agents and representatives for vacation pay and expressly authorize that vacation pay not be included in my final paycheck from Company to the extent I have elected to receive credit with Vendor for the remaining unused vacation that I have accrued but not yet used as of the termination of my employment with Company.

Total Unused Vacation Available:

Unused Vacation to be Paid upon Termination:

Unused Vacation to be Credited by Vendor:

AMENDED AND RESTATED
EXHIBIT 2, SCHEDULE 3
MASTER AGREEMENT

I HAVE READ THIS AGREEMENT AND FULLY UNDERSTAND ALL OF ITS TERMS AND WHAT THEY MEAN. NO OTHER PROMISE, INDUCEMENT, THREAT, AGREEMENT OR UNDERSTANDING OF ANY KIND OR DESCRIPTION WHATSOEVER HAS BEEN MADE WITH OR TO ME TO CAUSE ME TO SIGN THIS AGREEMENT. I ENTER INTO AND SIGN THIS AGREEMENT KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS OR COERCION OF ANY KIND WHATSOEVER AND WITH THE INTENT OF BEING LEGALLY BOUND BY THIS AGREEMENT.

Employee Signature	Date

Employee Name (Please Print)

Employee’s Address:

TXU Electric Delivery Company

By:
Date

Name/Title:

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

GOVERNANCE/OPERATIONAL RELATIONSHIP

***

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

 ***

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

AMENDED AND RESTATED EXHIBIT 8
MASTER AGREEMENT

EXHIBIT 11
MASTER AGREEMENT

***

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

AMENDED AND RESTATED EXHIBIT 12
MASTER AGREEMENT

RECORD RETENTION POLICY

Purpose

The purpose of this policy (the “Policy”) is to establish a Record retention, storage and disposal program based upon the following principles:

•	To retain all Records as long as required by applicable Law;
•	To retain all Records necessary for business reasons for a period of time reasonably assuring the availability of such Records;
•	To treat electronic Records, including e-mails and those Records maintained on hard drives, disks, magnetic tapes, or other electronic means, by the same guidelines as other Records.
•	To assure privacy and security of Records as necessary;
•	To reduce storage space requirements;
•	To improve operational efficiency;
•	To enhance consistency in Records disposition, and
•	To assure cost savings (i.e., by only retaining business information necessary for the conduct of TXUED’s business.)

Definition

A “Record” is information, documents and data that are fixed in a medium, regardless of physical form, that is generated or received by TXUED in connection with transacting its business, and are preserved for a period of time as evidence of the organization, functions, policies, decisions, procedures, operations or other activities of TXUED. Records include correspondence, e-mails, memos, forms, reports, spreadsheets, computer printouts, pictures, microforms, plans and drawings, graphs, computer files and programs, databases, audio/video recordings, word processing, charts and images. Record formats include hard paper copies, books, receipts, facsimiles, electronic mail, documents and data created or stored electronically but not printed, documents and data stored on disks, diskettes, CD-ROMs, tape or other storage media, and any compilations of any of the above, whether maintained in individual offices or TXUED’s premises, at home, or at any other offsite location, including without limitation on laptop computers or other mobile devices.

AMENDED AND RESTATED EXHIBIT 12
MASTER AGREEMENT

Policy

Retaining Records

Records created or maintained at any TXUED place of business or storage location shall be assigned a specific retention period consistent with applicable requirements of government regulators or agencies and Laws, and anticipated usefulness to the conduct of TXUED’s business.

Retention Standards

1.	All Records shall be retained for the period required by applicable Laws.

2.	Adequate Records shall be developed and maintained to document TXUED’s compliance with all relevant Laws.

3.	All Records necessary for business purposes shall be retained for a period of time that will reasonably assure the availability of those Records when needed.

4.	Records vital to the ongoing operations of TXUED shall be identified and appropriately safeguarded.

5.	Electronic Records required for legal or business reasons shall be maintained in a retrievable format.

6.
All Records not necessary for legal or business reasons and not required to be retained by Law shall be destroyed in order to reduce the high cost of storing, indexing and handling the vast amount of documents that would otherwise accumulate.

7.	Destruction of Records shall take place only in compliance with this Policy in order to avoid any incorrect inference that any document was destroyed in anticipation of a specific problem.

8.
Documents that are not otherwise subject to retention for business reasons may need to be retained because of unusual circumstances, such as litigation or a government or internal investigation. If for any reason it is believed that an unusual circumstance exists or arises in which documents should be retained past their scheduled retention period, TXUED’s General Counsel should be notified immediately. When litigation or an investigation occurs, TXUED’s General Counsel or his or her designee will notify the appropriate departments and direct that relevant categories of documents be labeled for retention until further notice.

AMENDED AND RESTATED EXHIBIT 12
MASTER AGREEMENT

9.	The privacy and security of Records shall be appropriately assured. (See Sensitive Employee Information and Sensitive Customer Information Policy.)

10.
Records such as notes, memoranda, letters, reports, laboratory notebooks, computer disks, tapes, etc., maintained in individual offices, at home, or any other off-site location are subject to this policy and shall be handled accordingly.

Destroying Records

Records destruction will be scheduled and accomplished in the regular course of business in compliance with the approved Records retention schedules and as set out in this Policy. Records are to be maintained only for their required retention period. In case of a pending or imminent audit, litigation, or regulatory investigation or proceeding, relevant Records will be held from destruction for such period as necessary until the issue is finalized and notice of termination of any extended retention has been provided in writing. Records no longer required for business or legal purposes should be discarded or destroyed in accordance with this Policy.

Vendor may request approval that Records be retained past the established destruction date, provided a valid business reason exists for continued retention. Requests for exceptions from this Policy must be supported by evidence that the basic objections above will be met. Exceptions shall not be routinely granted, as it is vital to the proper and efficient use of the Policy to have regular destruction of documents to avoid the inference of improper destruction.

Roles and Responsibilities

Vendor is accountable for maintaining, indexing, storing, reviewing, retrieving, and destroying Records consistent with this Policy. Vendor shall comply with this Policy and dedicate Resources sufficient for compliance.

Vendor shall:

▪	Actively participate and support an ongoing analysis of active and inactive Records;
▪	Counsel Vendor Personnel so they understand the practices governing Records generated or handled, and to properly retain or dispose of such Records;
▪	Assign Vendor Personnel to actively coordinate the transition of Records from active to inactive status and process those Records to on-site or off-site storage or destruction;
▪	Keep current an index of all Records and locations in a matter permitting easy access and retrieval;
▪	Ensure that Records are periodically processed for storage or destruction in accordance with TXUED-approved Record retention schedules;
▪	Maintain a master list of TXUED-approved retention schedules for all types or kinds of Records; and

AMENDED AND RESTATED EXHIBIT 12
MASTER AGREEMENT

▪	Conduct an annual review of this Policy to ensure retention/destruction compliance pursuant to Policy and department requirements.

Vendor Personnel shall:

▪	Comply with restrictions concerning the sharing of confidential, proprietary, and material nonpublic information;
▪	Properly retain and dispose of Records, including electronic information, in compliance with this Policy;
▪	Maintain Records in such a manner as to allow for reasonable retrieval and/or destruction; and
▪
Review whether there is a business need to retain copies of any “FINAL” document. Unless necessary to perform a day-to-day job function, if the individual reasonably believes the “FINAL” document must be preserved pursuant to this Policy, then all previous or working copies authored subsequent to the “FINAL” document should be deleted or destroyed as soon as possible.

Implementation

If a question arises regarding the need to retain certain Records, the Records should be retained until the question regarding retention is resolved.

Copies of Records, including correspondence, memoranda, notes, computer disks, tapes, etc. maintained in individual offices or any other off-site location are subject to this Policy and should not be retained in excess of this Policy.